UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENTINVESTMENT COMPANIES

Investment Company Act file number:  811-21934

RiverNorth Funds
(Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645
Chicago, IL 60654
(Address of principal executive offices)  (Zip code)

Marc L. Collins
325 North LaSalle Street, Suite 645
Chicago, IL 60654
(Name and address of agent for service)

Registrant's telephone number, including area code:  312-832-1440

Date of fiscal year end:  09/30

Date of reporting period:  09/30/2015

Item 1.	Reports to Stockholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

9.30.2015

RIVERNORTH®

Annual Report

RIVERNORTH FUNDS

RiverNorth Core Opportunity Fund

RiverNorth/DoubleLine Strategic Income Fund

RiverNorth Equity Opportunity Fund

RiverNorth/Oaktree High Income Fund

RN

RiverNorth Funds	Table of Contents

Shareholder Letter	2
Opportunistic Closed-End Fund Strategies
Portfolio Update	3
RiverNorth Core Opportunity Fund	7
RiverNorth/DoubleLine Strategic Income Fund	13
RiverNorth Equity Opportunity Fund	19
RiverNorth/Oaktree High Income Fund	23
RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	28
Schedule of Investments
RiverNorth Core Opportunity Fund	31
RiverNorth/DoubleLine Strategic Income Fund	36
RiverNorth Equity Opportunity Fund	69
RiverNorth/Oaktree High Income Fund	71
Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	86
RiverNorth/DoubleLine Strategic Income Fund	88
RiverNorth Equity Opportunity Fund	90
RiverNorth/Oaktree High Income Fund	92
Statement of Operations
RiverNorth Core Opportunity Fund	94
RiverNorth/DoubleLine Strategic Income Fund	95
RiverNorth Equity Opportunity Fund	96
RiverNorth/Oaktree High Income Fund	97
Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	98
RiverNorth/DoubleLine Strategic Income Fund	100
RiverNorth Equity Opportunity Fund	102
RiverNorth/Oaktree High Income Fund	104
Financial Highlights
RiverNorth Core Opportunity Fund	106
RiverNorth/DoubleLine Strategic Income Fund	110
RiverNorth Equity Opportunity Fund	114
RiverNorth/Oaktree High Income Fund	118
Notes to Financial Statements	122
Report of Independent Registered Public Accounting Firm	145
Additional Information	146
Trustees & Officers	147

RiverNorth Funds	Shareholder Letter

September 30, 2015 (Unaudited)

Dear Fellow Shareholders,

In the 2015 fiscal year, capital markets remained relatively calm and uneventful.  We would argue too uneventful.  Given the RiverNorth Funds are opportunistic closed-end fund trading strategies, volatility is typically a positive environment as discounts to net asset values fluctuate.  Discounts, on average, steadily widened throughout the fiscal year, starting at 7.8% and ending at 9.8%.  A discount level of 9.8% is wider than 95% of days dating back to 1996.  Little volatility occurred during this period with the exception of late August as market technicals began to unravel.  We believe uncertainty over the Federal Reserve's interest rate actions remains the primary culprit of stubbornly wide discounts.  Although discount levels are as wide as levels seen in the financial crisis of 2008, they persist without volatility.

While we can't predict the future of asset class performance, we do know that closed-end funds across virtually all asset classes are trading at crisis levels without a crisis.  Therefore, we are excited about the future, given the ability to own a diverse mix of asset classes at discount levels rarely seen.  We believe it provides us with a margin of safety as well as the ability to generate excess return as compared to owning the same exposure at net asset value via an exchange traded fund or open-end fund.

Here's how Wikipedia describes features of an exchange traded fund ("ETF"):

An ETF combines the valuation feature of a mutual fund or unit investment trust, which can be bought or sold at the end of each trading day for its net asset value, with the tradability feature of a closed-end fund, which trades throughout the trading day at prices that may be more or less than its net asset value.

With the proliferation of ETFs and continuous asset growth, I increasingly scratch my head as closed-end fund discounts continue to widen and the fact that investors can buy the same asset class in the closed-end fund structure at a double-digit discount to net asset value.  That said, I believe it can only be explained by the lack of knowledge about the sleepy closed-end fund universe….shhh…. let's keep it that way.

RiverNorth is uniquely positioned to offer our investors a diverse mix of funds running the gamut of asset classes: Equities, fixed income, credit and multi-asset, all of that currently implement their strategies by owning their respective asset classes at double digit discounts.  At these discount levels, we believe the relationship of risk and return positively skews in favor of owning a greater percentage of closed-end funds.  As a result, we have maintained above average closed-end fund exposure for much of fiscal year 2015.  As market uncertainty and inefficiencies continue to persist, we believe RiverNorth's strategies are well positioned.

We are pleased to provide you with the 2015 Annual Report for the RiverNorth Funds.  The report reviews our four opportunistic closed-end strategies:  the RiverNorth Core Opportunity Fund (tickers: RNCIX and RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX), the RiverNorth Equity Opportunity Fund (tickers: RNDIX and RNEOX), and the RiverNorth/Oaktree High Income Fund (tickers: RNHIX and RNOTX).

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,
Patrick W. Galley, CFA
President and Chief Investment Officer
RiverNorth Funds

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)
Closed-End Fund Market Overview and Outlook

Prepared by Portfolio Manager, Stephen O'Neill

Although the first closed-end funds were formed in the 1860s, our data provider started tracking closed-end funds in 1997.  As such, when showing the "full history" of closed-end funds, we always start there.  Over this period of time, the aggregate market capitalization of closed-end funds has doubled from $108 billion to $213 billion, but the number of funds is up only 21% (from 463 to 560).  The history may be short, only 18 years, but this time period was packed with capital markets volatility, including two 50% bear markets in the S&P 500 Total Return Index  (S&P 500), three periods where high yield bond spreads exceeded 10% (including the 20% spread hit in November 2008), two periods of Fed rate hikes and an inverted yield curve or two.  And don't forget the Flash Crash, Taper Tantrum and PIIGS Sovereign Debt Crisis.  With these events in mind, we believe the chart below, which shows the 30 day moving average discount for all closed-end funds, shows a market anomaly for closed-end fund valuation.  Usually wide discounts coincide with market disorder, but today, closed-end fund discounts are exceptionally wide at a time when the broader capital markets are not priced for a crisis.  Without exaggeration, the average discount today is roughly the same as it was the day Lehman Brothers filed for bankruptcy.

Discounts based on Morningstar, Inc. All CEF Index. Past performance is not a guarantee of future results.

The average closed-end fund discount was 9.8% on September 30, 2015.  In the past 18 years, the average discount has been narrower 95% of the time.  Either closed-end fund investors are presciently calling the next bear market or they have become too bearish about the future.  Although we are guessing the latter is more likely, we don't need to know the answer because our mutual funds are not absolute return strategies.  We do not attempt to time the markets.  Instead we attempt to time closed-end fund discounts.  When discounts are narrow, we own more exchange-traded funds or allocate more capital to our sub-advisers.  When discounts are wide, as they are today, we gain more of our asset class exposure from cheap closed-end funds.  Therefore, we are very excited about the relative opportunities in the closed-end fund market.  They have rarely been more attractive.

Annual Report | September 30, 2015	3

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Bond Funds

As of September 30, 2015, there were 355 U.S. domiciled closed-end bond funds with an aggregate market capitalization of $125.8 billion.  Over the past twelve months, the market price total return for this category was -0.3% and the net asset value total return was 1.1%.  The average discount on bond funds was 9.3% on September 30, 2015 versus 7.8% on September 30, 2014.  Within the bond fund category, nearly one in five funds are trading at a discount greater than 15%.

Although discounts widened year over year, there was some opportunity to generate alpha from corporate action trades.  There have been a number of proposed and/or approved liquidations or conversions of closed-end funds to open-end funds.  For example, the AllianceBernstein Income Fund (ticker: ACG) announced a plan to convert to a newly formed open-end fund, the AB Income Fund. At the time of announcement, ACG was the second largest position in the RiverNorth/DoubleLine Strategic Income Fund. The discount has narrowed 600 basis points year over year and still trades 4.2% below net asset value (NAV).

We do not know when bond fund discounts will narrow, or mean revert, but we are working to optimize the portfolios in an attempt to own the funds with the most discount runway.  For example, we have been buying the PIMCO Dynamic Credit Income Fund (ticker: PCI).  The current discount is 15.5% compared to the one-year average of 10.9%.  Since the fund's inception (January 2013), the NAV has returned 5.5% annualized.  And the fund recently increased its monthly distribution by 5% to yield 10.8% on market price.  We believe the fund's wide discount, strong performance and rising distribution will be very attractive to investors when they return to the closed-end fund market looking for yield.  We would not be surprised to see the fund trading at a mid-to-high single digit discount in the intermediate future.

The market expects the Federal Reserve to raise interest rates in December 2015 or early 2016.  Higher borrowing costs could impact the distribution rates for some levered closed-end bond funds.  It depends on the funds' investment strategy, the shape of the yield curve and whether or not the fund has already hedged their borrowing costs.  Investors have been worried about this risk for years and this helps to explain why discounts are wide.  Although nobody likes to see their distributions decline, we would argue that closed-end fund investors have already priced in the risk of lower distributions.  We have seen a number of funds cut distributions in 2015 and the discounts have not widened.  They were already cheap enough.  When rates finally rise, we could see discounts narrow because the fear of the future is worse than the pain of the past.

Equity Funds (including Hybrid Funds)

As of September 30, 2015, there were 199 U.S. domiciled closed-end equity funds with an aggregate market capitalization of $80.8 billion. Over the past twelve months, the market price total return for this category was -15.3% and the net asset value total return was -12.4%. The average discount on equity funds was 11.0% on September 30, 2015 versus 7.9% on September 30, 2014.

On the surface, the negative performance of equity closed-end funds is shockingly bad compared to the S&P 500, which was down less than 1% over the same time period.  What gives?  Well, equity closed-end funds are not a replacement for S&P 500 Index Funds.  Most equity closed-end funds are not even benchmarked against an index that tracks diversified, large-cap US equities.  For example, about twenty percent of the market value of equity closed-end funds comes from Master Limited Partnership (MLP) strategies.  There are no MLPs in the S&P 500 Index.  MLP funds were hammered over the past twelve months – down 44.3%.  The contribution of MLP funds alone accounts for half the performance delta between equity closed-end funds and the S&P 500 over the past twelve months.  We would also add that closed-end funds generally own stocks that pay high dividends, not growth equity.  Therefore, when names like Amazon, Netflix, Google and Facebook are propelling the S&P 500 higher, you can expect equity closed-end funds to underperform.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

In our mutual funds, we are benchmark aware, specifically to the S&P 500.  We are not allocating our equity capital in proportion to the industry weightings in the closed-end fund market.  In other words, we do not have 20% of our equity portfolios in MLP closed-end funds.  That said, we do like the diversification of the equity closed-end fund market.  Although we are overweight funds that do benchmark themselves against the S&P 500 or comparable indices, we also own global equity allocation, covered call and sector funds.  As a result, the performance of our equity portfolios should be somewhere between the benchmark returns on large-cap US equities and the equity closed-end fund group.

Similar to bond funds, although discounts widened year over year, there was opportunity to generate alpha in equity closed-end funds from corporate action trades.  For example, the LMP Real Estate Income Fund (ticker: RIT) announced a plan to convert to a newly formed open-end fund, the ClearBridge Real Estate Opportunities Fund.  At the time of announcement, RiverNorth was one of the fund's largest shareholders.  The discount has narrowed 700 basis points over the last 12 months and still trades 4.9% below net asset value.

In addition to corporate action trades, we have been focusing on equity funds with managed distribution policies.  In a world where retail investors are favoring passive investment strategies with 0.05% management fees, a closed-end fund needs to have a healthy distribution yield to attract attention.  Fund sponsors understand this market dynamic and are implementing higher distribution policies in an attempt to narrow discounts.  For example, the Liberty All-Star Equity Fund (ticker: USA) recently increased the distribution policy from an annual rate of 6% to 8%, paid quarterly.  Given the fund's discount of 14.0%, the market price yield was 11.0% on September 30, 2015.  RiverNorth is one of the fund's largest shareholder and we are optimistic about the potential for this discount to narrow.

Annual Report | September 30, 2015	5

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)
Definitions:

Flash Crash – The quick drop and recovery in securities prices that occurred shortly after 2:30pm Eastern Standard Time on May 6, 2010. Initial reports that the crash was caused by a mistyped order proved to be erroneous, and the causes of the flash crash remain unknown.

Taper Tantrum – the surge in US treasury yields (global government bond yields as well), in summer of 2013 when then-Fed Chairman Ben Bernanke put a spotlight on the wind down of Fed asset purchases (tapering off QE).

PIIGS Sovereign Debt Crisis – Due to the economic recession which started in 2008, several members of the European Union became historically known as PIIGS. These states include Portugal, Italy, Ireland, Greece and Spain and if combined together, they form the acronym PIIGS. The reason why these countries were grouped together is the substantial instability of their economies, which was an evident problem in 2009.

Performance Delta – the ratio comparing the change in the performance of one asset to another.

Covered Call Fund – A fund in which the strategy involves holding a long position in an asset and selling a call option on the same asset in an attempt to generate increased income from the asset.

Alpha – The measure of a fund's actual returns and expected performance, given its level of risk (as measured by beta).

Basis Points – one hundredth of one percent, used chiefly in expressing differences of interest rates.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

RiverNorth Core Opportunity Fund

What is the Fund's investment strategy?

The RiverNorth Core Opportunity Fund ("the Fund") invests in a broad range of equity, fixed income and short‐term securities. To implement the Fund's tactical asset allocation, the adviser generally invests in closed‐end funds and exchange‐traded funds.

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2015, the Class I share (symbol: RNCIX) returned -7.50% and the Class R share (symbol: RNCOX) returned -7.67%. The unmanaged Blend Index returned 0.95% during the same period. The Blend Index consists of 60% S&P 500 and 40% Barclays Capital U.S. Aggregate Bond Index.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

Annual Report | September 30, 2015	7

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ending September 30, 2015
	1-Year	3-Year	5-Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	-7.50%	4.30%	6.37%	6.79%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	-7.67%	4.04%	6.11%	6.52%
Blend Index(4)	0.95%	8.14%	9.33%	5.62%
S&P 500® Index(4)	-0.61%	12.40%	13.34%	5.69%

(1)	Inception date of Class R is December 27, 2006.
(2)	Inception date of Class I is August 11, 2014.
(3)
In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund's Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund's newer Institutional share class would have been substantially similar to the performance of the Fund's Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

(4)	Blend Index consists of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2015: 2.16% (RNCIX), 2.41% (RNCOX). In presenting expense information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio of the Fund's Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across share classes will vary over time. The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNCIX) and 1.60% (RNCOX) of the average daily net assets of the Fund through January 31, 2016. The annualized net expense ratio in this annual report dated September 30, 2015 is 1.11% (RNCIX) and 1.35% (RNCOX). The expense ratio as disclosed in the Fund's annual report dated September 30, 2015 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund's prospectus dated January 28, 2015 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth Core Opportunity Fund's relative performance during the period?

With respect to the equity portion of the portfolio, the Fund's allocation to international and emerging market equity funds detracted from relative performance. The MSCI All Country World ex USA Index was down 14.31% over the past twelve months while the S&P 500 was down only 0.61%. In addition, discount widening among equity closed-end funds detracted from performance.  The Fund's exposure to real estate closed-end funds was a positive contributor to performance.

With respect to the fixed income portion of the portfolio, our allocation to closed-end funds with lower credit quality, such as multi-sector bond, global income, and high yield funds detracted from performance.  The funds in these sectors experienced net asset value (NAV) losses on average, and also experienced discount widening over the period.  The Fund's exposure to municipal bond and preferred closed-end funds added to performance.

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2015?

At the aggregate Fund level, we allocated 54% of the portfolio to equities, 58% to fixed income, 4% to hybrid securities (primarily preferred stocks and convertible bonds) and 3% to cash. Allocations exceed 100% due to leverage utilized by some of the closed‐end funds that we own.

Annual Report | September 30, 2015	9

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Our equity allocation is neutral. We are 54% invested in equities; with 76% domestic and 24% international exposure.  The biggest changes in our equity allocations were continued trimming of our covered call allocation and an increase in MLP funds as this sector has experienced discount widening in addition to significant losses on an NAV basis.

On the fixed income side, we have added exposure to high yield, multi-sector, and global income closed-end funds, as funds focusing on lower credit quality and emerging markets have experienced discount widening on negative NAV performance.  In addition, we have decreased the Fund's exposure to municipal bond funds over the period.

Investment Vehicle Allocation(1) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Asset Class Allocation(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds and the effects of a total return swap.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Equity Capitalization Allocation(1) (percentages are based on net assets)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser's investment decisions will produce the desired results. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Market Risk – economic conditions, interest rates and political events may affect the securities markets. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small-cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Annual Report | September 30, 2015	11

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

(2)	Credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the adviser of said closed-end fund. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's. High yield refers to a bond rate lower than investment grade. For more information about securities ratings, please see the Fund's Statement of Additional information at www.rivernorth.com.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

What is the Fund's investment strategy?

The RiverNorth/DoubleLine Strategic Income ("the Fund") invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed‐end funds.

Assets of the Fund are tactically managed across three distinct fixed income strategies (or sleeves). RiverNorth oversees the strategy weights and manages the Tactical Closed‐End Fund Income Strategy. The RiverNorth strategy provides diversified exposure to the fixed income market through opportunistic investments in closed‐end bond funds. Sector allocations may vary based on RiverNorth's assessment of relative value among asset classes and closed‐end funds. Jeffrey Gundlach, CEO and CIO of DoubleLine Capital, LP oversees the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy seeks to achieve positive absolute returns and is managed without duration constraints. The Core Fixed Income Strategy – the most traditional of the three sleeves – incorporates an active asset allocation approach in an effort to mitigate risk and achieve the highest possible risk‐adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2015, the Class I share (symbol: RNSIX) returned 0.04% and the Class R share (symbol: RNDLX) returned -0.12%. The Barclays Capital U.S. Aggregate Bond Index returned 2.94%, during the same period.

Annual Report | September 30, 2015	13

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund and the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns for Periods Ending September 30, 2015

	1-Year	3-Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	0.04%	3.04%	6.58%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	-0.12%	2.80%	6.36%
Barclays Capital U.S. Aggregate Bond Index(2)	2.94%	1.71%	3.62%

(1)	Inception date is December 30, 2010.
(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2015: 1.40% (RNSIX), 1.65% (RNDLX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 0.95% (RNSIX) and 1.20% (RNDLX) of the average daily net assets of the Fund through January 31, 2016. The annualized net expense ratio in this annual report dated September 30, 2015 is 0.86% (RNSIX) and 1.11% (RNDLX). The expense ratio as disclosed in the Fund's annual report dated September 30, 2015 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund's prospectus dated January 28, 2015 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund's relative performance during the period?

RiverNorth Tactical Closed‐End Fund Income Sleeve
The RiverNorth sleeve underperformed the benchmark index during the period.  This was due to exposure to closed-end funds that invest in securities with lower credit quality, as well as closed-end funds that invest in emerging market fixed income, as both of these areas experienced significant volatility over the year.  In addition, discount widening among fixed income closed-end funds during the period detracted from performance.  The sleeve's exposure to municipal bonds and preferred securities was a positive contributor to performance.

DoubleLine Core Fixed Income Sleeve
The DoubleLine Core sleeve slightly underperformed the Barclays Capital U.S. Aggregate Bond Index's return of 2.94% over the trailing 12-month period ending September 30, 2015. The underperformance can be contributed to challenges that plagued emerging market fixed income (EMFI) and high yield (HY) sectors. Both sectors have had a challenging year with increased volatility caused by deteriorating growth, weakness in the commodities complex and a surprise currency devaluation in China that came later in that 12-month period. However, HY within the Fund outperformed the Citigroup Cash Pay High Yield Index meaningfully despite negative returns. In fact, all sectors within the portfolio, with the exception of EMFI, outperformed their respective benchmarks. With the meaningful decline in US Treasury interest rates, the government exposure and Agency RMBS sector were the best performing sectors within the portfolio. These sectors also have relatively longer durations versus other exposures within the Fund, thus benefiting from the decline in interest rates. Other sectors, such as investment grade corporate bonds, collateralized loan obligations and commercial mortgage backed securities returned modest gains to the Fund, but did experience some widening toward the latter half of the period.

DoubleLine Opportunistic Income Sleeve
The U.S. yield curve declined meaningfully over the trailing 12-months ending September 30, 2015, with the 10-year U.S. Treasury rate dropping by 45 basis points. Not surprisingly, longer duration securities outperformed shorter duration counterparts in that interest rate environment. Agency residential mortgage backed securities (RMBS), which have relatively longer durations, led the outperformance of the portfolio over fixed income indices, such as the Barclays Capital U.S. Aggregate Bond Index, with inverse floating-rate and inverse interest-only securities benefiting the most from both high price appreciation and strong interest income. Non-Agency RMBS provided healthy gains to the portfolio as well, benefiting from high coupon carry across the entire credit quality spectrum. Prime and Alt-A bonds also contributed modest price returns over the period. The Non-Agency RMBS space faced its first widening in recent history toward the last quarter of the period, but securities held in the opportunistic income portfolio maintain a healthy coupon return, which helped to offset the widening.

Annual Report | September 30, 2015	15

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

How was the RiverNorth/DoubleLine Strategic Income Fund positioned at the end of September 2015?

The Fund allocation was 52% RiverNorth Tactical Closed‐End Fund Income, 30% DoubleLine Opportunistic Income and 18% DoubleLine Core Fixed Income. The biggest changes over the year were increases in high yield and bank loan exposure, and decreases in the Fund's cash position and municipal bond exposure.

Strategy ("Sleeve") Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds and the effects of a total return swap.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Management Risk – there is no guarantee that the adviser's or sub-adviser's investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer's creditworthiness. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Annual Report | September 30, 2015	17

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody's and Fitch). Investment grade refers to a bond rated BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund's Statement of Additional Information at www.rivernorth.com.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)
RiverNorth Equity Opportunity Fund

What is the Fund's investment strategy?

The RiverNorth Equity Opportunity Fund ("the Fund") invests primarily in equity based closed‐end funds and exchange‐traded funds.

How did the RiverNorth Equity Opportunity Fund perform relative to its benchmark during the reporting period?

For the 12-month period ending September 30, 2015, the Class I share (symbol: RNDIX) returned
 -6.99% and the Class R share (symbol: RNEOX) returned -7.20%. The Russell 1000 Value Index returned -4.42% during the same period and the S&P 500 returned -0.61%.

Comparison of a $10,000 Investment in the RiverNorth Equity Opportunity Fund and the Russell 1000 Value Index

Annual Report | September 30, 2015	19

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Average Annual Total Returns for Periods Ending September 30, 2015

	1-Year	3-Year	Since Inception(1)
RiverNorth Equity Opportunity Fund - Class I (RNDIX)	-6.99%	7.65%	8.61%
RiverNorth Equity Opportunity Fund - Class R (RNEOX)	-7.20%	7.36%	8.34%
Russell 1000® Value Index TR(2)	-4.42%	11.59%	12.77%

(1)	Inception date is July 18, 2012.
(2)	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Prior to 1/1/2014, the Fund was managed in part by a sub-adviser pursuing a different strategy.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2015: 2.27% (RNDIX), 2.52% (RNEOX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNDIX) and 1.60% (RNEOX) of the average daily net assets of the Fund through January 31, 2016. The annualized net expense ratio in this annual report dated September 30, 2015 is 1.35% (RNDIX) and 1.60% (RNEOX). The expense ratio as disclosed in the Fund's annual report dated September 30, 2015 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund's prospectus dated January 28, 2015 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth Equity Opportunity Fund's relative performance during the period?

Equity closed-end funds experienced discount widening over the year, which detracted from performance.  In addition, the Fund's largest closed-end fund holding throughout the year, the Boulder Growth & Income Fund, significantly underperformed its benchmarks on a market price basis. Also, our positions in global equity closed‐end funds also detracted from relative performance. The MSCI All Country World ex USA Index was down 14.31% over the past twelve months versus the S&P 500's return of -0.61%.

How was the RiverNorth Equity Opportunity Fund positioned at the end of September 2015?

The Fund is 91% invested in closed‐end funds, 6% in ETFs and 3% in cash. The closed‐end funds are primarily general equity funds along with hybrid funds that can invest in a range of equity and fixed income securities. The large‐cap U.S. equity ETFs in the portfolio are dry powder for closed‐end fund trading opportunities.  Due to what we believe are attractive discount levels, we have significantly increased the Fund's closed-end fund allocation from 74% as of September 30, 2014 to the current 91%.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)
Investment Vehicle Allocation(1) (percentages are based on net assets)

Sector Breakdown(1) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

Annual Report | September 30, 2015	21

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

(1)	Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Equity Risk – the value of equity securities changes frequently. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Mid-Cap Risk – midcap companies may be more susceptible to adverse business or economic events than large-cap companies. Management Risk – there is no guarantee that the adviser's investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio. Small-Cap Risk – small-cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Tax Risk – new federal or state governmental action could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)
RiverNorth/Oaktree High Income Fund

What is the Fund's investment strategy?

The RiverNorth/Oaktree High Income Fund ("the Fund") invests in a broad range of income producing securities including both fixed income and equity securities.

Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth manages the Tactical Closed‐End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed‐end funds. Oaktree Capital Management, LP manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward trade‐offs between the two asset classes.

How did the RiverNorth/Oaktree High Income Fund perform relative to its benchmark during the reporting period?

For the 12-month period ending September 30, 2015, the Class I share (symbol: RNHIX) returned -3.50% and the Class R share (symbol: RNOTX) returned -3.76%. The BofA ML Non‐ Financial Developed HY Constrained Index and CS Leveraged Loan Index returned -5.48% and 1.23%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund, BofA ML Non-Financial Developed HY Constrained Index and the CS Leveraged Loan Index

Annual Report | September 30, 2015	23

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Cumulative Total Returns for the Period Ending September 30, 2015

	1-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	-3.50%	2.12%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	-3.76%	1.84%
BofA ML Non-Financial Developed HY Constrained Index(2)	-5.48%	1.66%
CS Leveraged Loan Index(2)	1.23%	3.56%

(1)	Inception date is December 28, 2012.
(2)	The BofA Merrill Lynch Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch). CS Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated "5B" or lower, meaning that the highest rated issues included in this index are Moody's/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The Bofa Merrill Lynch Developed Markets High Yield Constrained and the CS Leveraged Loan Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2015: 1.80% (RNHIX), 2.05% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2016. The annualized net expense ratio in this annual report dated September 30, 2015 is 1.36% (RNHIX) and 1.61% (RNOTX). The expense ratio as disclosed in the Fund's annual report dated September 30, 2015 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund's prospectus dated January 28, 2015 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth/Oaktree High Income Fund's relative performance during the period?

RiverNorth Tactical Closed‐End Fund Sleeve
The Fund's overweighting of high yield closed-end funds compared to bank loan funds detracted from performance over the year as bank loan funds' net asset value (NAV) performance was significantly better over the period.  In addition, discount widening negatively impacted both high yield and bank loan funds over the period.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Oaktree High Yield Bond & Senior Loan Sleeve
The twelve months ended September 30, 2015 was a challenging period for both high yield bonds and senior loans as the market suffered losses, dragged down in part by the troubled energy and metals and mining sectors.  While the market default environment remained relatively benign, the energy and metals and mining sectors came under significant selling pressure, roiled by depressed commodity prices.  Reflecting a flight to quality, CCC-rated bonds and loans underperformed the BB/B rated segment and first lien loans outperformed compared to second liens.  European issuers outperformed their U.S. counterparts, benefiting in part from a lower exposure to the stressed energy and metals and mining sectors.

How was the RiverNorth/Oaktree High Income Fund positioned at the end of September 2015?

The Fund allocation was 35% RiverNorth Tactical Closed‐End Fund and 65% Oaktree High Yield Bond and Senior Loan.

The closed‐end fund sleeve is primarily invested in the common shares of closed‐end funds. Over the past year we have increased the Fund's allocation to high yield closed-end funds relative to bank loan closed-end funds as we have been able to purchase many high yield funds at discounts in the mid to high teens during market selloffs.

Oaktree's High Yield Bond and Senior Loan portfolios remain defensively positioned and constructed to preserve capital in the event of a market downturn.  Over the years, it has been demonstrated that the key to long-term success is managing credit risk, avoiding dangerous concentrations and minimizing defaults in the portfolio.

Strategy Allocation

Annual Report | September 30, 2015	25

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed-End Fund Risk – closed-end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is highly specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund's return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser's or sub-adviser's investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed-income securities are traded "over the counter" and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2015 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by Oaktree, the sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund's Statement of Additional Information at www.rivernorth.com.

Annual Report | September 30, 2015	27

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)
Expense Example
As a shareholder of the RiverNorth Funds (the "Trust" or "Funds"), you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2015 and held for the six months ended September 30, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

	Beginning Account Value 04/01/2015	Ending Account Value 09/30/2015	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Class I Shares
Actual	$1,000.00	$896.00	1.11%	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	1.11%	$5.62

Class R Shares
Actual	$1,000.00	$895.00	1.35%	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83

RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$976.90	0.85%	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Class R Shares
Actual	$1,000.00	$975.70	1.10%	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	1.10%	$5.57

RiverNorth Equity Opportunity Fund
Class I Shares
Actual	$1,000.00	$885.50	1.35%	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83

Class R Shares
Actual	$1,000.00	$885.30	1.60%	$7.56
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09

RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$953.20	1.35%	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83

Class R Shares
Actual	$1,000.00	$951.80	1.59%	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	1.59%	$8.04

Annual Report | September 30, 2015	29

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
CLOSED-END FUNDS - 72.86%
1,609,872	Aberdeen Asia-Pacific Income Fund, Inc.	$7,244,424
247,487	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	2,650,586
1,711,552	Adams Diversified Equity Fund, Inc.	21,822,288
134,022	Advent Claymore Convertible Securities and Income Fund II	724,148
532,078	AllianceBernstein Global High Income Fund, Inc.	5,890,103
336,537	AllianceBernstein Income Fund, Inc.	2,645,181
700,574	AllianzGI Equity & Convertible Income Fund	12,042,867
1,866,506	Alpine Total Dynamic Dividend Fund	13,998,795
241,617	Apollo Tactical Income Fund, Inc.	3,501,030
323,227	Avenue Income Credit Strategies Fund	4,153,467
72,168	Babson Capital Global Short Duration High Yield Fund	1,251,393
806,840	BlackRock Corporate High Yield Fund, Inc.	7,963,511
1,450,634	BlackRock Credit Allocation Income Trust	17,654,216
943,436	BlackRock Debt Strategies Fund, Inc.	3,151,076
918,434	BlackRock Global Opportunities Equity Trust	11,113,051
356,679	BlackRock Multi-Sector Income Trust	5,603,427
305,478	Blackstone/GSO Long-Short Credit Income Fund	4,353,061
500,770	Blackstone/GSO Strategic Credit Fund	7,115,942
1,728,766	Boulder Growth & Income Fund, Inc.	12,879,304
174,320	Brookfield Global Listed Infrastructure Income Fund, Inc.	2,184,230
425,224	CBRE Clarion Global Real Estate Income Fund	3,138,153
137,461	Central Europe, Russia and Turkey Fund, Inc.	2,459,177
737,465	Central Fund of Canada Ltd. - Class A	7,809,754
66,022	Central Securities Corp.	1,304,595
576,453	ClearBridge American Energy MLP Fund, Inc.	5,528,184
306,101	ClearBridge Energy MLP Opportunity Fund, Inc.	4,413,976
594,509	ClearBridge Energy MLP Total Return Fund, Inc.	8,174,499
274,153	Clough Global Allocation Fund	3,583,180
553,130	Clough Global Equity Fund	7,002,626
2,863,442	Clough Global Opportunities Fund(a)	30,638,829
222,939	Cohen & Steers REIT and Preferred Income Fund, Inc.	3,863,533
478,564	Deutsche High Income Trust	3,756,727
51,344	Deutsche Strategic Income Trust	527,816
83,769	Diversified Real Asset Income Fund	1,347,006
624,067	Eaton Vance Limited Duration Income Fund	7,913,170
198,976	Eaton Vance Short Duration Diversified Income Fund	2,632,452
380,697	First Trust High Income Long/Short Fund	5,364,021
431,555	Franklin Limited Duration Income Trust	4,703,949
368,309	General American Investors Co., Inc.	11,410,213
291,158	Global High Income Fund, Inc.	2,247,740
503,062	Invesco Dynamic Credit Opportunities Fund	5,317,365
103,532	Invesco Municipal Opportunity Trust	1,302,433
283,834	Invesco Municipal Trust	3,485,482
234,464	Ivy High Income Opportunities Fund	3,040,998

See Notes to Financial Statements.

Annual Report | September 30, 2015	31

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
5,165,932	Liberty All Star® Equity Fund	$26,242,935
77,932	LMP Capital and Income Fund, Inc.	947,653
328,668	LMP Real Estate Income Fund, Inc.	4,036,043
101,212	Madison Strategic Sector Premium Fund	1,079,932
375,400	MFS Charter Income Trust	2,909,350
1,204,660	MFS Multimarket Income Trust	6,734,049
193,845	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,614,729
635,778	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	4,374,153
132,608	Neuberger Berman High Yield Strategies Fund, Inc.	1,351,276
1,623,401	Neuberger Berman Real Estate Securities Income Fund, Inc.	7,483,879
1,296,176	NexPoint Credit Strategies Fund	7,414,127
322,166	Nuveen Build America Bond Fund	6,330,562
1,177,581	Nuveen Credit Strategies Income Fund	9,397,096
576,932	Nuveen Intermediate Duration Municipal Term Fund	7,153,957
450,057	Nuveen Mortgage Opportunity Term Fund	10,081,277
145,788	Nuveen Mortgage Opportunity Term Fund 2	3,165,043
214,967	Nuveen Municipal Advantage Fund, Inc.	2,861,211
130,123	Nuveen Municipal Market Opportunity Fund, Inc.	1,704,611
49,584	Nuveen Premier Municipal Income Fund, Inc.	647,071
367,650	Nuveen Premium Income Municipal Fund 2, Inc.	5,018,422
89,419	Nuveen Premium Income Municipal Fund, Inc.	1,198,215
39,145	Nuveen Quality Income Municipal Fund, Inc.	528,066
123,318	Nuveen Quality Preferred Income Fund 3	989,010
28,993	Nuveen Select Quality Municipal Fund, Inc.	387,636
1,411,302	PIMCO Dynamic Credit Income Fund	25,784,488
178,788	Prudential Global Short Duration High Yield Fund, Inc.	2,465,487
356,869	Prudential Short Duration High Yield Fund, Inc.	5,231,700
79,724	Royce Global Value Trust, Inc.	558,865
1,404,999	Royce Value Trust, Inc.	16,157,488
563,006	Sprott Focus Trust, Inc.	3,327,365
1,124,481	Templeton Global Income Fund	6,848,089
118,121	Tortoise MLP Fund, Inc.	2,163,977
1,094,780	Tri-Continental Corp.	21,348,210
83,331	Virtus Global Multi-Sector Income Fund	1,191,633
258,024	Voya Emerging Markets High Income Dividend Equity Fund	1,989,365
457,736	Wells Fargo Advantage Multi-Sector Income Fund	5,195,304
395,738	Western Asset Emerging Markets Debt Fund, Inc.	5,271,230
361,694	Western Asset Emerging Markets Income Fund, Inc.	3,457,795
238,647	Western Asset Global Corporate Defined Opportunity Fund, Inc.	3,777,782
866,223	Western Asset High Income Opportunity Fund, Inc.	4,062,586
346,773	Western Asset Managed High Income Fund, Inc.	1,550,075
313,775	Western Asset Worldwide Income Fund, Inc.	3,084,408

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
707,562	Zweig Total Return Fund, Inc.	$8,080,358

TOTAL CLOSED-END FUNDS (Cost $545,276,455)		514,104,486

BUSINESS DEVELOPMENT COMPANIES - 3.50%
979,993	American Capital Ltd.(b)	11,916,715
1,043,000	Fifth Street Finance Corp.	6,435,310
855,279	Medley Capital Corp.	6,363,276

TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $28,766,686)		24,715,301

COMMON STOCKS - 0.11%
59,766	NexPoint Residential Trust, Inc., REIT	798,474

TOTAL COMMON STOCKS (Cost $798,840)		798,474

EXCHANGE-TRADED FUNDS - 17.54%
94,701	Guggenheim Russell Top 50® Mega Cap ETF	12,578,187
30,000	iShares® Russell 2000® ETF	3,276,600
93,567	iShares® S&P 100® Fund	7,932,610
209,517	Market Vectors® Gold Miners ETF	2,875,621
83,169	PowerShares® CEF Income Composite Portfolio	1,746,549
521,245	PowerShares® FTSE RAFI Emerging Markets Portfolio	7,495,503
240,668	PowerShares® FTSE RAFI US 1000 Portfolio	19,953,784
134,759	SPDR® S&P 500® ETF Trust	25,818,477
482,753	Vanguard® FTSE Developed Markets ETF	17,205,317
751,375	Vanguard® FTSE Emerging Markets ETF	24,862,998

TOTAL EXCHANGE-TRADED FUNDS (Cost $128,688,489)		123,745,646

EXCHANGE-TRADED NOTES - 2.06%
372,179	ETRACS 2xLeveraged Long Wells Fargo Business Development Company Index ETN	5,802,271
146,050	ETRACS Monthly Pay 2xLeveraged Closed-End Fund ETN	2,263,775

See Notes to Financial Statements.

Annual Report | September 30, 2015	33

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
211,452	JPMorgan Alerian MLP Index ETN	$6,426,026

TOTAL EXCHANGE-TRADED NOTES (Cost $17,122,466)		14,492,072

PREFERRED STOCKS - 0.23%
61,158	General American Investors Co., Inc., Series B, 5.950%	1,613,959

TOTAL PREFERRED STOCKS (Cost $1,444,152)		1,613,959

SHORT-TERM INVESTMENTS - 3.40%
Money Market Fund
23,992,181	State Street Institutional Trust (7 Day Yield 0.00%)	23,992,181

TOTAL SHORT-TERM INVESTMENTS (Cost $23,992,181)		23,992,181

TOTAL INVESTMENTS - 99.70% (Cost $746,089,269)		703,462,119
CASH SEGREGATED AT CUSTODIAN FOR TOTAL RETURN SWAP CONTRACTS - 0.06%		400,000
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.24%		1,732,524
NET ASSETS - 100.00%		$705,594,643

(a)	Affiliated company. See Note 9 to Notes to Financial Statements.
(b)	Non-income producing security.

Common Abbreviations:
CEF - Closed End Fund.
ETF - Exchange Traded Fund.
ETN - Exchange Traded Note.
FTSE - Financial Times Stock Exchange.
Ltd. - Limited.
MLP - Master Limited Partnership.
RAFI - Research Affiliates Fundamental Index.
REIT - Real Estate Investment Trust.
S&P - Standard & Poor's.
SPDR - Standard and Poor's Depositary Receipt.

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2015

TOTAL RETURN SWAP CONTRACTS (a)(b)

Reference Obligation	Termination Date	Notional Amount	Unrealized Appreciation
ReFlow Fund, LLC*	12/16/2015	$25,000,000	$12,046
			$12,046

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	The floating short-term rate paid by the Fund (on the notional amount of all total return swap contracts) at September 30, 2015, was 1.94% (1 month Libor +1.75%)

*	See Note 4 in the Notes to Financial Statements.

See Notes to Financial Statements.

Annual Report | September 30, 2015	35

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
CLOSED-END FUNDS - 30.79%
3,027,174	Aberdeen Asia-Pacific Income Fund, Inc.	$13,622,283
100,876	Advent Claymore Convertible Securities and Income Fund	1,328,537
778,625	Advent Claymore Convertible Securities and Income Fund II	4,207,067
408,091	Advent/Claymore Enhanced Growth & Income Fund	3,346,346
1,010,280	AllianceBernstein Global High Income Fund, Inc.	11,183,800
4,405,405	AllianceBernstein Income Fund, Inc.	34,626,483
143,429	AllianzGI Diversified Income & Convertible Fund	2,499,967
23,006	Apollo Senior Floating Rate Fund, Inc.	360,734
561,558	Ares Dynamic Credit Allocation Fund, Inc.	7,844,969
399,783	Babson Capital Global Short Duration High Yield Fund	6,932,237
136,149	BlackRock Build America Bond Trust	2,747,487
2,017,158	BlackRock Corporate High Yield Fund, Inc.	19,909,349
1,677,046	BlackRock Credit Allocation Income Trust	20,409,650
3,645,963	BlackRock Debt Strategies Fund, Inc.	12,177,516
309,285	BlackRock Floating Rate Income Strategies Fund, Inc.	4,002,148
22,099	BlackRock Income Trust, Inc.	139,445
176,118	BlackRock Limited Duration Income Trust	2,543,144
511,077	BlackRock Multi-Sector Income Trust	8,029,020
158,969	BlackRock Municipal Target Term Trust	3,239,788
247,539	Blackstone/GSO Senior Floating Rate Term Fund	3,925,969
746,596	Blackstone/GSO Strategic Credit Fund	10,609,129
286,312	Brookfield High Income Fund, Inc.	2,087,216
489,816	Brookfield Mortgage Opportunity Income Fund, Inc.	7,219,888
114,066	Calamos Convertible and High Income Fund	1,239,897
303,425	Calamos Convertible Opportunities and Income Fund	3,000,873
751,457	Credit Suisse Asset Management Income Fund, Inc.	2,126,623
205,534	Deutsche Global High Income Fund, Inc.	1,553,632
455,060	Deutsche High Income Opportunities Fund, Inc.	5,984,039
531,487	Deutsche Multi-Market Income Trust	3,927,689
105,596	Diversified Real Asset Income Fund	1,697,984
1,178,840	Eaton Vance Limited Duration Income Fund	14,947,691
914,448	Eaton Vance Senior Income Trust	5,367,810
266,475	Eaton Vance Short Duration Diversified Income Fund	3,525,464
224,869	Federated Enhanced Treasury Income Fund	3,040,229
250,206	First Trust Aberdeen Global Opportunity Income Fund	2,421,994
566,423	First Trust High Income Long/Short Fund	7,980,900
177,096	First Trust Strategic High Income Fund II	2,036,604
329,024	Franklin Limited Duration Income Trust	3,586,362
353,744	Global High Income Fund, Inc.	2,730,904
99,781	Invesco Bond Fund	1,759,139
944,218	Invesco Dynamic Credit Opportunities Fund	9,980,384
60,131	Invesco High Income Trust II	773,886
498,060	Invesco Municipal Opportunity Trust	6,265,595
663,917	Invesco Municipal Trust	8,152,901
153,363	Invesco Quality Municipal Income Trust	1,863,360

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
849,889	Invesco Senior Income Trust	$3,552,536
98,404	KKR Income Opportunities Fund	1,432,762
446,021	Legg Mason BW Global Income Opportunities Fund, Inc.	5,178,304
180,604	LMP Corporate Loan Fund, Inc.	1,856,609
1,132,185	MFS Charter Income Trust	8,774,434
1,002,824	MFS Multimarket Income Trust	5,605,786
483,942	Morgan Stanley Emerging Markets Debt Fund, Inc.	4,031,237
1,394,786	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	9,596,128
230,385	Morgan Stanley Income Securities, Inc.	4,004,091
374,040	Neuberger Berman High Yield Strategies Fund, Inc.	3,811,468
578,142	NexPoint Credit Strategies Fund	3,306,972
45,516	Nuveen Build America Bond Fund	894,389
210,615	Nuveen Build America Bond Opportunity Fund	4,090,143
2,063,381	Nuveen Credit Strategies Income Fund	16,465,780
403,586	Nuveen Dividend Advantage Municipal Fund	5,557,379
50,693	Nuveen Dividend Advantage Municipal Fund 3	687,397
17,384	Nuveen Dividend Advantage Municipal Income Fund	242,159
811,029	Nuveen Floating Rate Income Fund	8,150,841
224,430	Nuveen Floating Rate Income Opportunity Fund	2,233,079
670,513	Nuveen Global High Income Fund	9,668,797
426,090	Nuveen Intermediate Duration Municipal Term Fund	5,283,516
554,095	Nuveen Municipal Advantage Fund, Inc.	7,375,004
387,941	Nuveen Municipal Market Opportunity Fund, Inc.	5,082,027
57,034	Nuveen Performance Plus Municipal Fund, Inc.	808,742
331,162	Nuveen Preferred Income Opportunities Fund	2,977,146
82,350	Nuveen Premier Municipal Income Fund, Inc.	1,074,668
696,804	Nuveen Premium Income Municipal Fund 2, Inc.	9,511,375
424,433	Nuveen Premium Income Municipal Fund, Inc.	5,687,402
139,427	Nuveen Quality Preferred Income Fund 3	1,118,205
182,417	Nuveen Select Quality Municipal Fund, Inc.	2,438,915
1,052,708	Nuveen Senior Income Fund	6,221,504
202,108	Nuveen Short Duration Credit Opportunities Fund	3,074,063
3,438,611	PIMCO Dynamic Credit Income Fund	62,823,423
223,982	PIMCO Income Strategy Fund II	1,980,001
300,113	Pioneer Floating Rate Trust	3,397,279
699,349	Prudential Global Short Duration High Yield Fund, Inc.	9,644,023
420,353	Prudential Short Duration High Yield Fund, Inc.	6,162,375
132,644	Putnam High Income Securities Fund	935,140
520,247	Putnam Master Intermediate Income Trust	2,346,314
122,543	Putnam Municipal Opportunities Trust	1,465,614
531,762	Strategic Global Income Fund, Inc.	4,216,873
1,232,901	Templeton Emerging Markets Income Fund	11,946,811
2,101,837	Templeton Global Income Fund	12,800,187
386,464	The GDL Fund	3,787,386
513,416	The New America High Income Fund, Inc.	4,091,926
229,691	Virtus Global Multi-Sector Income Fund	3,284,581

See Notes to Financial Statements.

Annual Report | September 30, 2015	37

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
246,791	Wells Fargo Advantage Income Opportunities Fund	$1,868,208
751,459	Wells Fargo Advantage Multi-Sector Income Fund	8,529,060
458,253	Western Asset Emerging Markets Debt Fund, Inc.	6,103,930
503,539	Western Asset Emerging Markets Income Fund, Inc.	4,813,833
166,229	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,631,405
408,648	Western Asset High Income Fund II, Inc.	2,643,953
1,152,592	Western Asset High Income Opportunity Fund, Inc.	5,405,656
668,312	Western Asset High Yield Defined Opportunity Fund, Inc.	9,356,368
639,091	Western Asset Managed High Income Fund, Inc.	2,856,737
67,584	Western Asset Worldwide Income Fund, Inc.	664,351
540,457	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	5,620,753

TOTAL CLOSED-END FUNDS (Cost $681,416,646)		606,125,177

BUSINESS DEVELOPMENT COMPANIES - 1.41%
983,974	American Capital Ltd.(a)	11,965,124
323,598	Ares Capital Corp.	4,685,699
1,103,373	Fifth Street Finance Corp.	6,807,811
221,150	Solar Capital Ltd.	3,498,593
63,502	THL Credit, Inc.	693,442

TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $30,040,415)		27,650,669

COMMON STOCKS - 0.09%
133,852	NexPoint Residential Trust, Inc., REIT	1,788,263

TOTAL COMMON STOCKS (Cost $1,894,006)		1,788,263

EXCHANGE-TRADED FUNDS - 0.70%
651,898	PowerShares® CEF Income Composite Portfolio	13,689,858

TOTAL EXCHANGE-TRADED FUNDS (Cost $15,338,365)		13,689,858

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
EXCHANGE-TRADED NOTES - 0.30%
378,926	ETRACS 2xLeveraged Long Wells Fargo Business Development Company Index ETN	$5,907,456

TOTAL EXCHANGE-TRADED NOTES (Cost $8,082,251)		5,907,456

OPEN-END FUNDS - 1.21%
2,600,690	RiverNorth/Oaktree High Income Fund, Class I(b)	23,874,335

TOTAL OPEN-END FUNDS (Cost $25,600,467)		23,874,335

PREFERRED STOCKS - 1.19%
80,225	Apollo Commercial Real Estate Finance, Inc., Series A, 8.625%	2,022,472
159,770	Gladstone Investment Corp., Series C, 6.500%	3,978,273
125,774	Kayne Anderson MLP Investment Co., Series F, 3.500%	3,165,732
331,835	Kayne Anderson MLP Investment Co., Series E, 4.250%	8,365,560
76,371	The GDL Fund, Series B, 3.000%	3,830,006
212,850	Tortoise Energy Infrastructure Corp., Series C, 3.950%	2,143,825

TOTAL PREFERRED STOCKS (Cost $23,590,995)		23,505,868

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY SENIOR NOTES - 1.27%
243,798	Fifth Street Finance Corp.	6.13%	04/30/2028	6,034,000
232,079	Main Street Capital Corp.	6.13%	04/01/2023	5,883,203
79,396	Medley Capital Corp.	7.13%	03/30/2019	1,987,282
188,627	Medley Capital Corp.	6.13%	03/30/2023	4,610,044
127,909	MVC Capital, Inc.	7.25%	01/15/2023	3,017,373
12,623	PennantPark Investment Corp.	6.25%	02/01/2025	315,071
123,585	THL Credit, Inc.	6.75%	11/15/2021	3,151,418

TOTAL BUSINESS DEVELOPMENT COMPANY SENIOR NOTES (Cost $25,095,421)				24,998,391

See Notes to Financial Statements.

Annual Report | September 30, 2015	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 2.42%
Australia - 0.11%
$1,085,000	Australia & New Zealand Banking Group Ltd.(c)	4.88%	01/12/2021	$1,219,809
850,000	CNOOC Finance 2015 Australia Pty Ltd.	2.63%	05/05/2020	838,722
				2,058,531
Austria - 0.01%
200,000	ESAL GmbH(d)	6.25%	02/05/2023	184,500

Bermuda - 0.06%
600,000	Digicel Group Ltd.(c)	7.13%	04/01/2022	520,500
400,000	Digicel Group Ltd.(d)	7.13%	04/01/2022	347,000
200,000	Inkia Energy Ltd.(d)	8.38%	04/04/2021	208,500
				1,076,000
Brazil - 0.02%
100,000	Cosan Overseas Ltd.(e)	8.25%	Perpetual Maturity	78,500
200,000	Globo Comunicacao e Participacoes SA(d)(f)	5.31%	05/11/2022	200,000
1,500,000	OAS Finance Ltd.(c)(e)(g)	8.88%	Perpetual Maturity	157,500
				436,000
British Virgin Islands - 0.02%
400,000	Magnesita Finance Ltd.(d)(e)	8.63%	Perpetual Maturity	264,000
200,000	Sinopec Group Overseas Development 2015 Ltd.(c)	2.50%	04/28/2020	197,396
				461,396
Canada - 0.08%
645,000	Bank of Montreal	2.38%	01/25/2019	655,120
125,000	Gibson Energy, Inc.(c)	6.75%	07/15/2021	120,781
145,000	Seven Generations Energy Ltd.(c)	8.25%	05/15/2020	137,025
655,000	The Toronto-Dominion Bank	1.75%	07/23/2018	657,205
				1,570,131
Cayman Islands - 0.33%
300,000	AES Andres Dominicana Ltd.(c)	9.50%	11/12/2020	309,000
1,000,000	AES Andres Dominicana Ltd.(d)	9.50%	11/12/2020	1,030,000
500,000	Agromercantil Senior Trust(c)	6.25%	04/10/2019	500,000
300,000	Agromercantil Senior Trust(d)	6.25%	04/10/2019	300,000
1,295,000	Alibaba Group Holding Ltd.(c)	3.60%	11/28/2024	1,212,198
150,000	Bantrab Senior Trust(d)	9.00%	11/14/2020	152,625
200,000	Cementos Progreso Trust(d)	7.13%	11/06/2023	207,500
300,000	Grupo Aval Ltd.(d)	5.25%	02/01/2017	306,000
1,000,000	Guanay Finance Ltd.(d)	6.00%	12/15/2020	991,250

See Notes to Financial Statements.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$200,000	Hutchison Whampoa International 12 II Ltd.(d)	3.25%	11/08/2022	$199,003
600,000	Industrial Senior Trust(c)	5.50%	11/01/2022	557,700
300,000	Industrial Senior Trust(d)	5.50%	11/01/2022	278,850
400,000	Peru Enhanced Pass-Through Finance Ltd.(d)(h)	0.00%	06/02/2025	307,960
200,000	Tencent Holdings Ltd.(c)	3.80%	02/11/2025	193,171
				6,545,257
Chile - 0.22%
850,000	AES Gener SA(d)	5.25%	08/15/2021	892,190
700,000	Cencosud SA(d)	5.50%	01/20/2021	725,491
800,000	CorpGroup Banking SA(c)	6.75%	03/15/2023	764,000
200,000	Empresa Electrica Guacolda SA(c)	4.56%	04/30/2025	189,894
400,000	Empresa Nacional de Telecomunicaciones SA(c)	4.75%	08/01/2026	386,401
500,000	Latam Airlines Group SA(c)	7.25%	06/09/2020	445,000
800,000	Tanner Servicios Financieros SA(d)	4.38%	03/13/2018	799,134
200,000	Telefonica Chile SA(d)	3.88%	10/12/2022	195,397
				4,397,507
Colombia - 0.09%
250,000	Banco GNB Sudameris SA(d)	7.50%	07/30/2022	251,500
300,000	Bancolombia SA	6.13%	07/26/2020	307,875
190,000	Ecopetrol SA	7.38%	09/18/2043	174,325
900,000	Ecopetrol SA	5.88%	05/28/2045	684,000
600,000	Pacific Rubiales Energy Corp.(c)	5.13%	03/28/2023	210,000
100,000	Pacific Rubiales Energy Corp.(c)	5.63%	01/19/2025	35,625
400,000	Pacific Rubiales Energy Corp.(d)	5.13%	03/28/2023	140,000
				1,803,325
Costa Rica - 0.08%
400,000	Banco de Costa Rica(d)	5.25%	08/12/2018	403,000
600,000	Banco Nacional de Costa Rica(d)	4.88%	11/01/2018	595,500
400,000	Instituto Costarricense de Electricidad(c)	6.95%	11/10/2021	407,500
200,000	Instituto Costarricense de Electricidad(d)	6.95%	11/10/2021	203,750
				1,609,750
Curacao - 0.04%
687,000	Teva Pharmaceutical Finance Co. BV	2.95%	12/18/2022	659,245

Dominican Republic - 0.02%
400,000	Aeropuertos Dominicanos Siglo XXI SA(d)	9.75%	11/13/2019	398,000

France - 0.03%
635,000	Orange SA	2.75%	09/14/2016	645,086

Great Britain - 0.13%
615,000	BP Capital Markets PLC	3.06%	03/17/2022	617,033
1,188,000	British Telecommunications PLC	5.95%	01/15/2018	1,302,771

See Notes to Financial Statements.

Annual Report | September 30, 2015	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$1,000,000	Vedanta Resources PLC(c)	7.13%	05/31/2023	$666,250
				2,586,054
Guatemala - 0.02%
400,000	Comcel Trust via Comunicaciones Celulares SA(d)	6.88%	02/06/2024	395,000

India - 0.03%
500,000	Reliance Industries Ltd.(d)(e)	5.88%	Perpetual Maturity	486,875

Israel - 0.04%
600,000	Delek & Avner Tamar Bond Ltd.(c)	4.44%	12/30/2020	606,750
160,000	Delek & Avner Tamar Bond Ltd.(c)	5.41%	12/30/2025	160,600
				767,350
Luxembourg - 0.16%
1,295,000	Actavis Funding SCS	2.35%	03/12/2018	1,300,919
835,000	Covidien International Finance SA	2.95%	06/15/2023	825,826
200,000	Gol LuxCo SA(c)	8.88%	01/24/2022	124,000
200,000	Minerva Luxembourg SA(c)	7.75%	01/31/2023	176,000
650,000	Minerva Luxembourg SA(c)(e)(i)	8.75%	Perpetual Maturity	578,500
200,000	Minerva Luxembourg SA(d)	7.75%	01/31/2023	176,000
				3,181,245
Mexico - 0.36%
900,000	Banco Santander(d)(i)	5.95%	01/30/2024	927,450
200,000	BBVA Bancomer SA(d)(i)	6.01%	05/17/2022	203,500
700,000	BBVA Bancomer SA(d)(i)	5.35%	11/12/2029	691,250
300,000	Comision Federal de Electricidad(d)	4.88%	05/26/2021	311,625
400,000	Credito Real SAB de CV SOFOM ER(c)	7.50%	03/13/2019	397,000
734,402	Fermaca Enterprises S de RL de CV(c)	6.38%	03/30/2038	697,682
300,000	Grupo Elektra SAB de CV(d)	7.25%	08/06/2018	286,500
600,000	Grupo Idesa SA de CV(c)	7.88%	12/18/2020	603,000
200,000	Grupo Idesa SA de CV(d)	7.88%	12/18/2020	201,000
393,648	Mexico Generadora de Energia S de rl(d)	5.50%	12/06/2032	369,242
200,000	Petroleos Mexicanos	5.50%	01/21/2021	210,300
1,410,000	Petroleos Mexicanos(c)	5.63%	01/23/2046	1,159,796
200,000	Sixsigma Networks Mexico SA de CV(c)	8.25%	11/07/2021	188,750
300,000	TV Azteca SAB de CV(d)	7.50%	05/25/2018	265,500
250,000	Unifin Financiera SAPI de CV SOFOM ENR(c)	6.25%	07/22/2019	235,625
400,000	Unifin Financiera SAPI de CV SOFOM ENR(d)	6.25%	07/22/2019	377,000
				7,125,220
Netherlands - 0.09%
250,000	Ajecorp BV(d)	6.50%	05/14/2022	145,625

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$300,000	CIMPOR Financial Operations BV(c)	5.75%	07/17/2024	$204,300
200,000	CIMPOR Financial Operations BV(d)	5.75%	07/17/2024	136,200
700,000	Marfrig Holding Europe BV(c)	6.88%	06/24/2019	607,250
200,000	Marfrig Holding Europe BV(d)	6.88%	06/24/2019	173,500
600,000	VTR Finance BV(d)	6.88%	01/15/2024	546,000
				1,812,875
Pakistan - 0.02%
400,000	Global Bank Corp.(c)	5.13%	10/30/2019	405,000

Panama - 0.17%
450,000	Aeropuerto Internacional de Tocumen SA	5.75%	10/09/2023	468,772
700,000	AES El Salvador Trust II(d)	6.75%	03/28/2023	626,500
400,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd.(c)	8.38%	05/10/2020	340,000
400,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd.(d)	8.38%	05/10/2020	340,000
300,000	Banco Latinoamerican(c)	3.25%	05/07/2020	298,500
659,763	ENA Norte Trust(d)	4.95%	04/25/2023	679,556
400,000	Global Bank Corp.(d)	4.75%	10/05/2017	405,400
200,000	Global Bank Corp.(d)	5.13%	10/30/2019	202,500
				3,361,228
Paraguay - 0.06%
150,000	Banco Regional SAECA(c)	8.13%	01/24/2019	151,125
600,000	Banco Regional SAECA(d)	8.13%	01/24/2019	604,500
400,000	Telefonica Celular del Paraguay SA(d)	6.75%	12/13/2022	388,000
				1,143,625
Peru - 0.21%
600,000	Abengoa Transmision Sur SA(c)	6.88%	04/30/2043	630,000
180,000	Camposol SA(c)	9.88%	02/02/2017	162,468
800,000	Cia Minera Ares SAC(d)	7.75%	01/23/2021	768,800
350,000	Corp Financiera de Desarrollo SA(c)	3.25%	07/15/2019	351,138
400,000	Corp. Azucarera del Peru SA(d)	6.38%	08/02/2022	332,000
200,000	Inkia Energy Ltd.(c)	8.38%	04/04/2021	208,500
127,000	Maestro Peru SA(d)	6.75%	09/26/2019	135,255
500,000	Pesquera Exalmar SAA(c)	7.38%	01/31/2020	402,500
500,000	Pesquera Exalmar SAA(d)	7.38%	01/31/2020	402,500
200,000	Union Andina de Cementos SAA(d)	5.88%	10/30/2021	193,000
600,000	Volcan Cia Minera SAA(d)	5.38%	02/02/2022	499,500
				4,085,661

See Notes to Financial Statements.

Annual Report | September 30, 2015	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
Singapore - 0.02%
$400,000	Oversea-Chinese Banking Corp. Ltd.(d)(i)	4.00%	10/15/2024	$410,316

TOTAL FOREIGN CORPORATE BONDS (Cost $52,414,793)				47,605,177

U.S. CORPORATE BONDS - 3.53%
Aerospace/Defense - 0.04%
451,000	The Boeing Co.	6.88%	03/15/2039	624,958
270,000	TransDigm, Inc.	6.00%	07/15/2022	253,125
				878,083
Agriculture - 0.03%
635,000	Reynolds American, Inc.	4.00%	06/12/2022	664,701

Apparel - 0.01%
120,000	Levi Strauss & Co.	5.00%	05/01/2025	118,200

Auto Manufacturers - 0.07%
520,000	Ford Motor Co.	7.45%	07/16/2031	647,802
115,000	General Motors Financial Co., Inc.	2.40%	04/10/2018	114,110
715,000	General Motors Financial Co., Inc.	3.20%	07/13/2020	707,084
				1,468,996
Auto Parts & Equipment - 0.05%
190,000	American Axle & Manufacturing, Inc.	6.63%	10/15/2022	191,900
55,000	Dana Holding Corp.	5.50%	12/15/2024	53,212
645,000	Delphi Corp.	4.15%	03/15/2024	651,796
65,000	The Goodyear Tire & Rubber Co.	7.00%	05/15/2022	69,306
				966,214
Banks - 0.44%
985,000	Bank of America Corp.	2.00%	01/11/2018	989,247
655,000	BB&T Corp.	2.45%	01/15/2020	661,642
300,000	BBVA Bancomer SA(c)(i)	5.35%	11/12/2029	296,250
1,005,000	Citigroup, Inc.	1.75%	05/01/2018	999,393
640,000	JPMorgan Chase & Co.	1.70%	03/01/2018	638,769
665,000	JPMorgan Chase & Co.	4.25%	10/01/2027	664,150
660,000	Morgan Stanley	2.65%	01/27/2020	663,567
655,000	Morgan Stanley	3.75%	02/25/2023	670,064
655,000	PNC Funding Corp.	3.30%	03/08/2022	675,135
330,000	State Street Corp.	3.55%	08/18/2025	336,427
665,000	The Goldman Sachs Group, Inc.	2.60%	04/23/2020	666,698
1,335,000	Wells Fargo & Co.	3.55%	09/29/2025	1,338,297
				8,599,639
Beverages - 0.05%
310,000	PepsiCo, Inc.	3.10%	07/17/2022	317,359

See Notes to Financial Statements.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$665,000	The Coca-Cola Co.	1.65%	11/01/2018	$671,940
				989,299
Biotechnology - 0.03%
335,000	Amgen, Inc.	2.70%	05/01/2022	327,487
335,000	Celgene Corp.	3.88%	08/15/2025	335,889
				663,376
Chemicals - 0.06%
105,000	Ashland, Inc.	4.75%	08/15/2022	98,175
400,000	Braskem America Finance Co.(d)	7.13%	07/22/2041	281,200
115,000	Hexion, Inc.	6.63%	04/15/2020	98,325
70,000	Platform Specialty Products Corp.(c)	6.50%	02/01/2022	60,550
690,000	The Dow Chemical Co.	3.00%	11/15/2022	668,266
				1,206,516
Commercial Services - 0.04%
105,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	5.50%	04/01/2023	101,719
330,000	McGraw Hill Financial, Inc.(c)	4.40%	02/15/2026	335,713
194,000	Service Corp. International	5.38%	01/15/2022	200,790
125,000	United Rentals North America, Inc.	7.63%	04/15/2022	133,437
				771,659
Computers - 0.12%
490,000	Apple, Inc.	0.90%	05/12/2017	491,057
540,000	Hewlett Packard Enterprise Co.(c)	3.60%	10/15/2020	541,446
1,205,000	International Business Machines Corp.	1.13%	02/06/2018	1,202,498
135,000	International Business Machines Corp.	1.25%	02/08/2018	135,146
				2,370,147
Cosmetics/Personal Care - 0.01%
235,000	Revlon Consumer Products Corp.	5.75%	02/15/2021	229,125

Distribution/Wholesale - 0.01%
100,000	HD Supply, Inc.	7.50%	07/15/2020	104,500

Diversified Financial Services - 0.30%
660,000	Air Lease Corp.	3.75%	02/01/2022	657,509
635,000	Ally Financial, Inc.	4.13%	03/30/2020	629,841
435,000	American Express Credit Corp.	2.13%	03/18/2019	438,209
865,000	American Express Credit Corp.	2.25%	08/15/2019	868,559
1,280,000	General Electric Capital Corp.	2.90%	01/09/2017	1,310,961
185,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	4.88%	03/15/2019	185,740
529,000	National Rural Utilities Cooperative Finance Corp.	10.38%	11/01/2018	661,821
470,000	National Rural Utilities Cooperative Finance Corp.	2.00%	01/27/2020	465,827
659,000	Synchrony Financial	3.00%	08/15/2019	664,850
				5,883,317

See Notes to Financial Statements.

Annual Report | September 30, 2015	45

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
Electric - 0.13%
$667,000	Berkshire Hathaway Energy Co.	6.50%	09/15/2037	$840,959
715,000	Duke Energy Progress, Inc.	4.15%	12/01/2044	721,622
970,000	The Southern Co.	2.45%	09/01/2018	981,507
				2,544,088
Electronics - 0.05%
1,000,000	Thermo Fisher Scientific, Inc.	3.30%	02/15/2022	1,004,531

Engineering & Construction - 0.01%
235,000	SBA Communications Corp.	5.63%	10/01/2019	242,931

Entertainment - 0.01%
105,000	Regal Entertainment Group	5.75%	03/15/2022	103,556
115,000	Scientific Games International, Inc.(c)	7.00%	01/01/2022	114,138
				217,694
Environmental Control - 0.03%
530,000	Waste Management, Inc.	4.10%	03/01/2045	498,715

Food - 0.19%
665,000	HJ Heinz Co.(c)	1.60%	06/30/2017	666,307
75,000	JBS USA LLC / JBS USA Finance, Inc.(c)	5.75%	06/15/2025	69,000
405,000	Kellogg Co.	7.45%	04/01/2031	525,610
70,000	Pilgrim's Pride Corp.(c)	5.75%	03/15/2025	68,950
95,000	Post Holdings, Inc.	7.38%	02/15/2022	97,019
970,000	The Kroger Co.	3.40%	04/15/2022	990,299
1,285,000	Tyson Foods, Inc.	3.95%	08/15/2024	1,311,796
				3,728,981
Forest Products & Paper - 0.07%
1,315,000	Georgia-Pacific LLC(c)	3.60%	03/01/2025	1,317,001

Hand/Machine Tools - 0.01%
145,000	Milacron LLC / Mcron Finance Corp.(c)	7.75%	02/15/2021	148,625

Healthcare-Products - 0.05%
230,000	Alere, Inc.	6.50%	06/15/2020	234,600
660,000	Zimmer Holdings, Inc.	1.45%	04/01/2017	658,916
				893,516
Healthcare-Services - 0.13%
648,000	Anthem, Inc.	2.30%	07/15/2018	651,228
105,000	HCA, Inc.	5.38%	02/01/2025	104,475
100,000	Kindred Healthcare, Inc.(c)	8.00%	01/15/2020	106,250
660,000	Laboratory Corp. of America Holdings	2.50%	11/01/2018	667,872
695,000	Laboratory Corp. of America Holdings	4.70%	02/01/2045	633,509
180,000	LifePoint Health, Inc.	5.50%	12/01/2021	182,025
210,000	Select Medical Corp.	6.38%	06/01/2021	205,800
100,000	Tenet Healthcare Corp.	6.75%	06/15/2023	99,500
				2,650,659

See Notes to Financial Statements.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
Holding Companies-Diversified - 0.04%
$35,000	Argos Merger Sub, Inc.(c)	7.13%	03/15/2023	$35,481
660,000	MUFG Americas Holdings Corp.	1.63%	02/09/2018	658,733
				694,214
Home Builders - 0.01%
145,000	WCI Communities, Inc.	6.88%	08/15/2021	151,163

Household Products/Wares - 0.01%
195,000	Spectrum Brands, Inc.(c)	5.75%	07/15/2025	199,875

Insurance - 0.15%
825,000	Liberty Mutual Group, Inc.(c)	6.50%	05/01/2042	987,730
1,376,000	MetLife, Inc.	4.13%	08/13/2042	1,310,545
660,000	TIAA Asset Management Finance Co. LLC(c)	2.95%	11/01/2019	669,855
				2,968,130
Internet - 0.02%
325,000	Amazon.com, Inc.	3.80%	12/05/2024	333,438

Iron/Steel - 0.02%
305,000	Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.(c)	6.38%	05/01/2022	289,750
185,000	Steel Dynamics, Inc.	5.13%	10/01/2021	176,213
				465,963
Leisure Time - 0.03%
20,000	NCL Corp. Ltd.	5.00%	02/15/2018	20,350
275,000	NCL Corp. Ltd.(c)	5.25%	11/15/2019	281,705
250,000	Viking Cruises Ltd.(c)	8.50%	10/15/2022	275,000
				577,055
Lodging - 0.01%
65,000	MGM Resorts International	6.63%	12/15/2021	66,950
125,000	Station Casinos LLC	7.50%	03/01/2021	130,625
				197,575
Machinery-Construction & Mining - 0.01%
205,000	Terex Corp.	6.00%	05/15/2021	199,363

Media - 0.12%
335,000	21st Century Fox America, Inc.	4.75%	09/15/2044	328,526
235,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.25%	09/30/2022	220,900
25,000	CCO Holdings LLC / CCO Holdings Capital Corp.(c)	5.13%	05/01/2023	23,078
145,000	Cequel Communications Holdings I LLC / Cequel Capital Corp.(c)	6.38%	09/15/2020	137,387
255,000	Comcast Corp.	4.20%	08/15/2034	252,135
395,000	Comcast Corp.	4.40%	08/15/2035	398,490
405,000	Gannett Co., Inc.(c)	4.88%	09/15/2021	397,912
175,000	Gray Television, Inc.	7.50%	10/01/2020	180,031

See Notes to Financial Statements.

Annual Report | September 30, 2015	47

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$335,000	Time Warner, Inc.	3.60%	07/15/2025	$329,595
140,000	Tribune Media Co.(c)	5.88%	07/15/2022	136,150
				2,404,204
Mining - 0.06%
150,000	Freeport-McMoRan, Inc.	5.45%	03/15/2043	105,000
300,000	Southern Copper Corp.	6.75%	04/16/2040	267,858
850,000	Southern Copper Corp.	5.25%	11/08/2042	647,266
200,000	Southern Copper Corp.	5.88%	04/23/2045	162,628
				1,182,752
Miscellaneous Manufacturing - 0.01%
295,000	Gates Global LLC / Gates Global Co.(c)	6.00%	07/15/2022	238,950

Office/Business Equipment - 0.04%
105,000	CDW LLC / CDW Finance Corp.	6.00%	08/15/2022	109,856
635,000	Xerox Corp.	2.95%	03/15/2017	646,078
				755,934
Oil & Gas - 0.34%
200,000	Apache Corp.	4.75%	04/15/2043	181,232
665,000	Chevron Corp.	1.37%	03/02/2018	665,765
280,000	ConocoPhillips	6.50%	02/01/2039	338,853
580,000	Devon Energy Corp.	6.30%	01/15/2019	649,823
145,000	Energy XXI Gulf Coast, Inc.	9.25%	12/15/2017	31,175
1,630,000	Energy XXI Gulf Coast, Inc.(c)	11.00%	03/15/2020	774,250
80,000	Energy XXI Gulf Coast, Inc.	7.50%	12/15/2021	10,800
70,000	EP Energy LLC / Everest Acquisition Finance, Inc.	9.38%	05/01/2020	60,550
80,000	EPL Oil & Gas, Inc.	8.25%	02/15/2018	20,000
380,000	Memorial Production Partners LP / Memorial Production Finance Corp.	6.88%	08/01/2022	233,700
245,000	Phillips 66	5.88%	05/01/2042	266,245
35,000	Phillips 66	4.88%	11/15/2044	33,878
85,000	Sanchez Energy Corp.	6.13%	01/15/2023	57,375
4,840,000	SandRidge Energy, Inc.(c)	8.75%	06/01/2020	2,943,325
150,000	Southern Star Central Corp.(c)	5.13%	07/15/2022	144,750
260,000	Triangle USA Petroleum Corp.(c)	6.75%	07/15/2022	110,500
235,000	Ultra Petroleum Corp.(c)	5.75%	12/15/2018	170,375
				6,692,596
Packaging & Containers - 0.03%
145,000	Berry Plastics Corp.	5.50%	05/15/2022	140,831
290,000	Plastipak Holdings, Inc.(c)	6.50%	10/01/2021	278,400
235,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	8.25%	02/15/2021	235,588
				654,819
Pharmaceuticals - 0.10%
672,000	AbbVie, Inc.	4.70%	05/14/2045	654,949

See Notes to Financial Statements.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$490,000	Baxalta, Inc.(c)	5.25%	06/23/2045	$486,549
665,000	Cardinal Health, Inc.	1.95%	06/15/2018	666,197
140,000	Quintiles Transnational Corp.(c)	4.88%	05/15/2023	138,950
				1,946,645
Pipelines - 0.10%
675,000	Energy Transfer Partners LP	4.75%	01/15/2026	622,550
522,000	Enterprise Products Operating LLC	3.70%	02/15/2026	494,529
595,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	591,500
25,000	Kinder Morgan Energy Partners LP	6.50%	09/01/2039	23,817
240,000	Tesoro Logistics LP / Tesoro Logistics Finance Corp.(c)	6.25%	10/15/2022	235,200
				1,967,596
REITS - 0.07%
625,000	Boston Properties LP	4.13%	05/15/2021	667,394
395,000	Simon Property Group LP	5.65%	02/01/2020	448,513
215,000	Simon Property Group LP	4.13%	12/01/2021	230,241
				1,346,148
Retail - 0.10%
50,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	52,000
25,000	Family Tree Escrow LLC(c)	5.75%	03/01/2023	26,062
70,000	Rite Aid Corp.(c)	6.13%	04/01/2023	69,738
150,000	Sally Holdings LLC / Sally Capital, Inc.	5.75%	06/01/2022	157,125
335,000	The Home Depot, Inc.	3.35%	09/15/2025	341,723
1,380,000	Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	1,328,734
				1,975,382
Software - 0.10%
95,000	Activision Blizzard, Inc.(c)	5.63%	09/15/2021	100,225
100,000	Audatex North America, Inc.(c)	6.00%	06/15/2021	100,574
140,000	Ensemble S Merger Sub, Inc.(c)	9.00%	09/30/2023	135,975
235,000	Infor US, Inc.(c)	6.50%	05/15/2022	216,200
1,075,000	Oracle Corp.	2.38%	01/15/2019	1,096,338
220,000	Oracle Corp.	2.25%	10/08/2019	222,828
				1,872,140
Telecommunications - 0.15%
670,000	AT&T, Inc.	3.40%	05/15/2025	641,079
665,000	Cisco Systems, Inc.	1.65%	06/15/2018	670,156
100,000	CommScope, Inc.(c)	5.00%	06/15/2021	98,125
35,000	Frontier Communications Corp.(c)	10.50%	09/15/2022	34,125
150,000	Intelsat Jackson Holdings SA	5.50%	08/01/2023	124,125
140,000	Level 3 Communications, Inc.	5.75%	12/01/2022	137,725
1,415,000	Verizon Communications, Inc.	4.40%	11/01/2034	1,321,357
				3,026,692
Transportation - 0.07%
145,000	Air Medical Merger Sub Corp.(c)	6.38%	05/15/2023	132,675

See Notes to Financial Statements.

Annual Report | September 30, 2015	49

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$675,000	Burlington Northern Santa Fe LLC	4.55%	09/01/2044	$665,100
730,000	FedEx Corp.	4.10%	02/01/2045	664,355
				1,462,130

TOTAL U.S. CORPORATE BONDS (Cost $72,143,470)				69,473,277

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.14%
1,500,000	Colombia Government International Bond	4.38%	07/12/2021	1,531,500
940,000	Mexico Government International Bond	4.00%	10/02/2023	959,740
200,000	Mexico Government International Bond	3.50%	01/21/2021	204,000
100,000	Peruvian Government International Bond	4.13%	08/25/2027	99,000

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES (Cost $2,838,375)				2,794,240

COLLATERALIZED LOAN OBLIGATIONS - 0.80%
	Adams Mill CLO Ltd.
500,000	Series 2014-1A(c)(i)	3.79%	07/15/2026	469,763
250,000	Series 2014-1A(c)(i)	5.29%	07/15/2026	217,094
	Apidos CLO XVIII
500,000	Series 2014-18A(c)(i)	3.95%	07/22/2026	475,694
250,000	Series 2014-18A(c)(i)	5.50%	07/22/2026	219,141
	Avery Point II CLO Ltd.
250,000	Series 2013-2A(c)(i)	3.02%	07/17/2025	240,685
500,000	Series 2013-2A(c)(i)	3.72%	07/17/2025	470,921
	Babson CLO Ltd.
500,000	Series 2015-2A(c)(i)	3.89%	07/20/2027	482,650
500,000	Series 2015-IA(c)(i)	3.73%	04/20/2027	470,604
	Betony CLO Ltd.
500,000	Series 2015-1A(c)(i)	3.46%	04/15/2027	500,103
500,000	Series 2015-1A(c)(i)	3.89%	04/15/2027	473,321
	Birchwood Park CLO Ltd.
250,000	Series 2014-1A(c)(i)	6.68%	07/15/2026	242,218
250,000	Series 2014-1A(c)(i)	3.43%	07/15/2026	249,874
250,000	Series 2014-1A(c)(i)	4.48%	07/15/2026	249,798
	BlueMountain CLO Ltd.
500,000	Series 2012-1A(c)(i)	5.78%	07/20/2023	492,009

See Notes to Financial Statements.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
	Brookside Mill CLO Ltd.
$250,000	Series 2013-1A(c)(i)	2.99%	04/17/2025	$240,055
500,000	Series 2013-1A(c)(i)	3.34%	04/17/2025	460,765
500,000	Series 2013-1A(c)(i)	4.69%	04/17/2025	424,988
	Carlyle Global Market Strategies CLO Ltd.
250,000	Series 2014-3A(c)(i)	3.45%	07/27/2026	249,042
500,000	Series 2014-3A(c)(i)	4.50%	07/27/2026	500,427
	Catamaran CLO 2015-1 Ltd.
500,000	Series 2015-1A(c)(i)	3.40%	04/22/2027	488,000
	Cent CDO 10 Ltd.
250,000	Series 2005-10A(c)(i)	2.09%	12/15/2017	247,447
	Dorchester Park CLO Ltd.
250,000	Series 2015-1A(c)(i)	3.88%	01/20/2027	248,774
250,000	Series 2015-1A(c)(i)	3.74%	01/20/2027	238,739
	Emerson Park CLO Ltd.
250,000	Series 2013-1A(c)(i)	3.04%	07/15/2025	246,843
	Flatiron CLO Ltd.
250,000	Series 2014-1A(c)(i)	3.59%	07/17/2026	232,615
	Galaxy XV CLO Ltd.
500,000	Series 2013-15A(c)(i)	3.68%	04/15/2025	477,244
	Halcyon Loan Advisors Funding Ltd.
250,000	Series 2013-2A(c)(i)	3.00%	08/01/2025	236,361
	ING IM CLO Ltd.
250,000	Series 2013-3A(c)(i)	2.99%	01/18/2026	246,998
	LCM XII LP
250,000	Series 2015-12A(c)(i)	3.98%	10/19/2022	245,817
	LCM XIV LP
500,000	Series 2013-14A(c)(i)	3.75%	07/15/2025	478,747
	LCM XV LP
250,000	Series 2014-15A(c)(i)	3.38%	08/25/2024	249,526
	Limerock CLO I
500,000	Series 2007-1A(c)(i)	0.92%	04/24/2023	474,700
	Madison Park Funding XIII Ltd.
250,000	Series 2014-13A(c)(i)	3.64%	01/19/2025	238,365
	Madison Park Funding XIV Ltd.
250,000	Series 2014-14A(c)(i)	3.88%	07/20/2026	241,540
250,000	Series 2014-14A(c)(i)	5.04%	07/20/2026	217,613
	Magnetite CLO Ltd.
500,000	Series 2012-7A(c)(i)	5.53%	01/15/2025	483,925
	Nomad CLO Ltd.
250,000	Series 2013-1A(c)(i)	3.23%	01/15/2025	247,110
250,000	Series 2013-1A(c)(i)	3.78%	01/15/2025	238,207

See Notes to Financial Statements.

Annual Report | September 30, 2015	51

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
	Octagon Investment Partners XVI Ltd.
$500,000	Series 2013-1A(c)(i)	3.52%	07/17/2025	$470,442
500,000	Series 2013-1A(c)(i)	4.67%	07/17/2025	434,587
	OHA Intrepid Leveraged Loan Fund Ltd.
500,000	Series 2013-1A(c)(i)	3.33%	04/20/2021	501,458
	Symphony CLO XI Ltd.
500,000	Series 2013-11A(c)(i)	3.44%	01/17/2025	495,947
	Venture X CLO Ltd.
500,000	Series 2012-10A(c)(i)	4.49%	07/20/2022	501,181
	Venture XV CLO Ltd.
500,000	Series 2013-15A(c)(i)	3.35%	07/15/2025	496,506

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $16,069,525)				15,807,844

CONTINGENT CONVERTIBLE SECURITIES - 0.05%
700,000	Banco do Brasil SA(c)(e)(i)	9.00%	Perpetual Maturity	414,449
600,000	United Overseas Bank Ltd.(i)	3.75%	09/19/2024	613,284

TOTAL CONTINGENT CONVERTIBLE SECURITIES (Cost $1,318,988)				1,027,733

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 22.25%
	Adjustable Rate Mortgage Trust
1,969,020	Series 2005-1(i)	3.04%	05/25/2035	1,938,334
6,884,852	Series 2005-10(i)	2.79%	01/25/2036	6,047,069
1,679,233	Series 2005-7(i)	3.10%	10/25/2035	1,498,618
	Alternative Loan Trust
627,708	Series 2005-20CB	5.50%	07/25/2035	596,578
254,880	Series 2005-54CB	5.50%	11/25/2035	243,415
1,000,000	Series 2005-6CB	5.50%	04/25/2035	957,212
2,399,087	Series 2005-85CB(i)	1.29%	02/25/2036	1,974,245
506,649	Series 2005-85CB(i)	20.90%	02/25/2036	641,066
622,793	Series 2005-86CB	5.50%	02/25/2036	575,581
1,216,878	Series 2005-9CB(i)	4.86%	05/25/2035	148,297
685,179	Series 2005-9CB(i)	0.69%	05/25/2035	569,359
499,918	Series 2006-12CB(i)	5.75%	05/25/2036	424,935
2,285,773	Series 2006-15CB	6.50%	06/25/2036	1,870,114
319,000	Series 2006-30T1	6.25%	11/25/2036	301,186
251,973	Series 2006-32CB	5.50%	11/25/2036	227,263
487,933	Series 2006-36T2(i)	27.17%	12/25/2036	681,784

See Notes to Financial Statements.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$1,849,610	Series 2007-19	6.00%	08/25/2037	$1,551,449
6,381,757	Series 2007-20	6.25%	08/25/2047	5,873,341
2,020,114	Series 2007-23CB(i)	0.69%	09/25/2037	1,337,984
1,928,873	Series 2007-23CB(i)	6.31%	09/25/2037	546,539
12,105,328	Series 2007-HY2(i)	2.51%	03/25/2047	11,520,786
	American Home Mortgage Investment Trust
203,541	Series 2007-A(c)(f)	6.10%	01/25/2037	111,684
	BAMLL Commercial Mortgage Securities Trust
400,000	Series 2014-IP(c)(i)	2.81%	06/15/2028	397,230
17,000,000	Series 2015-200P(c)(i)	0.50%	04/14/2033	569,500
	Banc of America Alternative Loan Trust
98,616	Series 2005-6	6.00%	07/25/2035	95,159
192,485	Series 2005-6	5.50%	07/25/2035	170,238
	Banc of America Commercial Mortgage Trust
306,300	Series 2007-5(i)	5.77%	02/10/2051	324,287
	Banc of America Funding Corp.
3,000,000	Series 2005-B(i)	0.65%	04/20/2035	2,432,376
479,990	Series 2006-2	5.50%	03/25/2036	482,469
2,017,353	Series 2006-A(i)	2.75%	02/20/2036	1,711,373
9,786,418	Series 2007-4(i)	5.77%	05/25/2037	8,862,777
1,010,238	Series 2008-R2(c)	6.00%	09/25/2037	1,051,279
8,428,740	Series 2010-R5(c)	6.00%	10/26/2037	7,069,774
	BCAP LLC Trust
242,571	Series 2007-AA2(i)	7.50%	04/25/2037	226,135
157,385	Series 2007-AA2	6.00%	04/25/2037	134,080
5,802,876	Series 2009-RR1(c)(i)	6.00%	10/26/2036	5,801,907
10,258,751	Series 2010-RR6(c)(i)	6.00%	07/26/2036	8,247,834
	Bear Stearns ALT-A Trust
2,508,813	Series 2004-11(i)	2.74%	11/25/2034	2,178,038
2,304,125	Series 2005-3(i)	2.91%	04/25/2035	1,798,126
14,610,872	Series 2006-3(i)	2.75%	05/25/2036	11,241,985
2,167,692	Series 2006-6(i)	4.14%	11/25/2036	1,657,412
	Bear Stearns Asset-Backed Securities Trust
589,415	Series 2005-HE3(i)	1.21%	03/25/2035	584,914
3,389,520	Series 2006-AC1(f)	5.75%	02/25/2036	2,592,390
	Bear Stearns Commercial Mortgage Securities
319,100	Series 2006-PW13(i)	5.61%	09/11/2041	322,296
	Blue Elephant Loan Trust
1,300,000	Series 2015-1(c)	5.56%	12/15/2022	1,302,210

See Notes to Financial Statements.

Annual Report | September 30, 2015	53

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
	BLUEM
$500,000	Series 2015-3A(c)(i)	3.43%	10/20/2027	$487,150
500,000	Series 2015-3A(c)(i)	3.88%	10/20/2027	470,550
	Chase Mortgage Finance Trust
7,400,997	Series 2007-S2	6.00%	03/25/2037	6,638,769
14,948,695	Series 2007-S2	6.00%	03/25/2037	13,551,037
828,238	Series 2007-S3	5.50%	05/25/2037	729,237
	Citicorp Mortgage Securities Trust
1,419,855	Series 2007-1	6.00%	01/25/2037	1,452,644
590,348	Series 2007-2	5.50%	02/25/2037	592,068
	Citigroup Commercial Mortgage Trust
4,059,476	Series 2014-GC25(i)	1.25%	10/10/2047	307,349
355,500	Series 2015-GC27(c)(i)	4.58%	01/10/2025	302,565
400,000	Series 2015-GC31	4.20%	06/10/2025	384,661
	Citigroup Mortgage Loan Trust, Inc.
1,315,746	Series 2006-WF1(f)	5.38%	03/25/2036	961,060
1,864,067	Series 2007-OPX1(f)	6.33%	01/25/2037	1,262,051
2,000,000	Series 2008-AR4(c)(i)	2.72%	11/25/2038	1,831,008
1,400,000	Series 2008-AR4(c)(i)	2.79%	11/25/2038	1,345,727
1,330,961	Series 2010-8(c)(i)	7.17%	11/25/2036	1,217,126
3,932,220	Series 2010-8(c)(i)	6.90%	12/25/2036	3,613,320
	Citigroup/Deutsche Bank Commercial Mortgage Trust
313,100	Series 2007-CD4(i)	5.37%	12/11/2049	323,937
	CitiMortgage Alternative Loan Trust
1,219,277	Series 2007-A1	6.00%	01/25/2037	1,051,529
240,166	Series 2007-A1(i)	5.21%	01/25/2037	37,400
410,585	Series 2007-A3(i)	5.21%	03/25/2037	64,168
178,413	Series 2007-A3(i)	6.00%	03/25/2037	159,585
1,473,834	Series 2007-A4	5.75%	04/25/2037	1,277,342
1,263,832	Series 2007-A6	5.50%	06/25/2037	1,077,124
	COBALT CMBS Commercial Mortgage Trust
320,700	Series 2007-C2(i)	5.57%	04/15/2047	322,986
	Commercial Mortgage Pass-Through Certificates
397,351	Series 2010-C1(c)(i)	1.83%	07/10/2046	12,440
312,400	Series 2014-CR19(i)	4.88%	08/10/2047	318,784
400,000	Series 2014-CR20(i)	4.66%	11/10/2047	398,631
11,000	Series 2014-UBS4(c)(i)(j)	0.00%	08/10/2047	0
3,091,920	Series 2014-UBS4(c)	3.75%	08/10/2047	1,859,481
5,797,416	Series 2014-UBS4(c)	3.75%	08/10/2047	1,787,923
2,705,400	Series 2014-UBS4(c)	3.75%	08/10/2047	1,997,126
3,986,638	Series 2015-CR22(i)	1.17%	03/10/2025	258,077

See Notes to Financial Statements.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$475,000	Series 2015-CR25(i)	4.70%	08/10/2025	$465,785
	Commercial Mortgage Trust
312,200	Series 2007-GG11(i)	6.25%	12/10/2049	320,848
400,000	Series 2007-GG9	5.48%	03/10/2039	416,297
	Consumer Credit Origination Loan Trust
3,500,000	Series 2015-1(c)	5.21%	04/15/2018	3,575,456
	Countrywide Asset-Backed Certificates
2,138,953	Series 2005-12(f)	5.56%	02/25/2036	2,148,698
	Countrywide Home Loan Mortgage Pass-Through Trust
4,930,754	Series 2005-HYB7(i)	4.28%	11/20/2035	4,431,939
210,285	Series 2005-J4	5.50%	11/25/2035	207,702
4,436,148	Series 2006-18	6.00%	12/25/2036	4,097,302
644,759	Series 2007-17	6.00%	10/25/2037	636,540
721,865	Series 2007-3	6.00%	04/25/2037	674,265
901,523	Series 2007-7	5.75%	06/25/2037	868,620
	Credit Suisse First Boston Mortgage Securities Corp.
103,481	Series 1998-C2(c)(i)	6.75%	11/15/2030	104,077
126,312	Series 2005-10	5.50%	11/25/2035	117,169
110,555	Series 2005-8	5.50%	08/25/2025	106,233
8,269,060	Series 2005-9	6.00%	10/25/2035	5,782,785
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(f)	5.70%	09/25/2036	2,909,052
188,216	Series 2007-1(i)	5.90%	05/25/2037	106,835
	CSAIL Commercial Mortgage Trust
5,984,147	Series 2015-C1(i)	1.12%	01/15/2025	387,872
	CSMC Mortgage-Backed Trust
328,968	Series 2006-1	6.00%	02/25/2036	248,682
7,555,856	Series 2006-2	5.75%	03/25/2036	7,152,525
141,471	Series 2006-4	5.50%	05/25/2021	135,534
1,250,231	Series 2006-5	6.25%	06/25/2036	710,809
154,851	Series 2006-9	6.00%	11/25/2036	145,358
4,025,161	Series 2007-1	6.00%	02/25/2037	3,567,090
28,355	Series 2007-2	5.00%	03/25/2037	28,121
698,837	Series 2007-3(i)	5.84%	04/25/2037	371,711
83,823	Series 2007-4	6.00%	06/25/2037	76,823
302,900	Series 2007-C4(i)	6.15%	09/15/2039	321,839
6,885,976	Series 2009-16R(c)	6.00%	07/26/2037	6,513,886
2,485,270	Series 2010-7R(c)(i)	6.02%	04/26/2037	2,396,164
4,467,447	Series 2014-WIN1(c)(i)	3.00%	08/25/2029	4,581,510
	Del Coronado Trust
326,700	Series 2013-HDC D(c)(i)	2.15%	03/15/2026	325,774
326,700	Series 2013-HDC E(c)(i)	2.85%	03/15/2026	327,182

See Notes to Financial Statements.

Annual Report | September 30, 2015	55

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
$625,072	Series 2005-6(i)	4.89%	12/25/2035	$103,292
273,826	Series 2005-6(i)	1.59%	12/25/2035	204,832
2,747,681	Series 2007-1(i)	0.33%	08/25/2037	2,343,480
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
235,976	Series 2006-PR1(c)(i)	11.86%	04/15/2036	283,618
	First Horizon Alternative Mortgage Securities Trust
143,219	Series 2005-FA6	5.50%	09/25/2035	130,286
1,851,837	Series 2005-FA6	5.50%	09/25/2035	1,684,607
167,798	Series 2006-FA7	6.25%	12/25/2036	136,079
276,931	Series 2007-FA2	6.00%	04/25/2037	215,442
	First Horizon Mortgage Pass-Through Trust
4,410,493	Series 2007-AR3(i)	2.47%	11/25/2037	3,835,431
	GRACE Mortgage Trust
400,000	Series 2014-GRCE(c)	3.37%	06/10/2028	419,065
	GS Mortgage Securities Trust
10,122,951	Series 2006-GG6(c)(i)	0.13%	04/10/2038	962
400,000	Series 2006-GG6(i)	5.71%	04/10/2038	401,932
400,000	Series 2006-GG8	5.62%	11/10/2039	403,556
490,273	Series 2011-GC3(c)(i)	0.83%	03/10/2044	11,007
3,739,300	Series 2011-GC5(c)(i)	1.81%	08/10/2044	178,993
	GSAA Home Equity Trust
49,893	Series 2005-7(i)	4.48%	05/25/2035	50,116
3,370,811	Series 2006-13(i)	6.04%	07/25/2036	2,075,968
703,739	Series 2006-18(f)	5.68%	11/25/2036	389,185
232,049	Series 2006-6(i)	5.69%	03/25/2036	133,419
1,223,034	Series 2007-2(f)	6.10%	03/25/2037	640,239
2,935,577	Series 2007-8(i)	0.54%	08/25/2037	2,671,310
	GSR Mortgage Loan Trust
975,536	Series 2005-AR4(i)	2.88%	07/25/2035	966,227
3,279,214	Series 2006-2F	5.25%	02/25/2036	2,560,200
2,863,922	Series 2007-2F	5.75%	02/25/2037	2,729,347
6,189,790	Series 2007-2F	6.00%	03/25/2037	5,934,709
2,913,829	Series 2007-AR2(i)	2.75%	05/25/2037	2,412,869
	HSI Asset Loan Obligation Trust
228,984	Series 2007-2	5.50%	09/25/2037	220,692
	IndyMac IMJA Mortgage Loan Trust
2,266,983	Series 2007-A1	6.00%	08/25/2037	1,966,470
	IndyMac IMSC Mortgage Loan Trust
5,548,748	Series 2007-F2	6.50%	07/25/2037	3,606,570

See Notes to Financial Statements.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
	IndyMac Index Mortgage Loan Trust
$5,767,009	Series 2005-AR31(i)	2.49%	01/25/2036	$5,019,155
2,202,427	Series 2005-AR35(i)	4.38%	02/25/2036	1,730,987
6,354,799	Series 2006-AR25(i)	2.78%	09/25/2036	4,899,975
1,206,547	Series 2007-FLX1(i)	0.37%	02/25/2037	1,163,436
	JP Morgan Alternative Loan Trust
550,358	Series 2005-S1	6.00%	12/25/2035	529,551
117,784	Series 2006-S1	5.00%	02/25/2021	114,424
979,919	Series 2006-S3(f)	6.12%	08/25/2036	930,180
	JP Morgan BB Commercial Mortgage Securities Trust
400,000	Series 2014-C21(i)	4.82%	08/15/2047	408,407
388,000	Series 2014-C26(i)	4.57%	01/15/2048	384,187
300,000	Series 2015-C27(c)(i)	3.98%	02/15/2025	245,496
5,987,069	Series 2015-C28(i)	1.35%	03/15/2025	435,731
10,490,148	Series 2015-C30(i)	0.87%	07/15/2025	478,424
4,045,585	Series 2015-C31(i)	1.20%	08/15/2025	274,989
	JP Morgan Chase Commercial Mortgage Securities Corp.
5,585,218	Series 2006-LDP8(i)	0.69%	05/15/2045	19,381
314,430	Series 2006-LDP9	5.37%	05/15/2047	322,603
310,000	Series 2007-CB19(i)	5.88%	02/12/2049	326,553
400,000	Series 2007-CB20(i)	6.28%	02/12/2051	409,321
4,000,000	Series 2007-CH1(f)	5.05%	11/25/2036	3,830,484
4,195,621	Series 2012-C8(i)	2.25%	10/15/2045	373,299
400,000	Series 2014-DSTY(c)	3.43%	06/10/2027	415,546
	JP Morgan Mortgage Acquisition Corp.
449,529	Series 2006-CH2(f)	5.46%	10/25/2036	358,370
	JP Morgan Mortgage Trust
11,259,582	Series 2005-S3	6.50%	01/25/2036	10,063,623
321,458	Series 2007-S3	6.00%	08/25/2037	296,727
1,787,312	Series 2007-S3	6.00%	08/25/2037	1,652,064
5,652,538	Series 2015-3(c)(i)	3.50%	05/25/2045	5,747,043
	JP Morgan Resecuritization Trust
3,049,912	Series 2011-1(c)(i)	6.00%	06/26/2037	2,653,507
	LB-UBS Commercial Mortgage Trust
4,097,756	Series 2006-C7(c)(i)	0.85%	11/15/2038	26,259
3,073,317	Series 2006-C7(c)(i)	0.85%	11/15/2038	18,932
400,000	Series 2007-C2(i)	5.49%	02/15/2040	417,684
400,000	Series 2007-C7(i)	6.45%	09/15/2045	417,366
	Lehman Mortgage Trust
1,115,656	Series 2006-6	5.50%	10/25/2036	902,125
4,077,874	Series 2006-7(i)	0.44%	11/25/2036	475,713
4,077,874	Series 2006-7(i)	7.56%	11/25/2036	1,099,967

See Notes to Financial Statements.

Annual Report | September 30, 2015	57

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$2,217,910	Series 2006-8(i)	0.61%	12/25/2036	$1,056,131
2,217,910	Series 2006-8(i)	6.39%	12/25/2036	728,925
1,902,550	Series 2007-10	6.00%	01/25/2038	1,898,535
556,582	Series 2007-10	6.50%	01/25/2038	449,127
	Lehman XS Trust
509,651	Series 2006-5(f)	5.89%	04/25/2036	482,826
	MASTR Asset Securitization Trust
101,775	Series 2003-1	5.75%	02/25/2033	101,810
139,790	Series 2003-2	5.75%	04/25/2033	138,508
	Merrill Lynch Alternative Note Asset Trust
1,111,355	Series 2007-F1	6.00%	03/25/2037	698,716
	ML-CFC Commercial Mortgage Trust
11,734	Series 2007-8(i)	6.01%	08/12/2049	11,808
	Morgan Stanley Bank of America Merrill Lynch Trust
4,701,982	Series 2012-C5(c)(i)	1.97%	08/15/2045	341,912
450,000	Series 2014-C19	4.00%	12/15/2047	440,122
	Morgan Stanley Capital I Trust
320,600	Series 2006-HQ8(i)	5.67%	03/12/2044	322,144
316,200	Series 2007-HQ11(i)	5.51%	02/12/2044	322,598
308,400	Series 2007-IQ13	5.41%	03/15/2044	320,515
6,129,477	Series 2011-C1(c)(i)	1.02%	09/15/2047	93,493
400,000	Series 2014-MP(c)(i)	3.82%	08/11/2029	407,840
	Morgan Stanley Mortgage Loan Trust
5,305,695	Series 2005-3AR(i)	2.50%	07/25/2035	4,595,808
318,041	Series 2006-11	6.00%	08/25/2036	262,173
1,799,276	Series 2006-7(i)	5.28%	06/25/2036	1,522,681
1,695,256	Series 2006-7	6.00%	06/25/2036	1,511,329
611,727	Series 2007-3XS(f)	5.70%	01/25/2047	438,432
	Morgan Stanley Re-REMIC Trust
609,708	Series 2011-R1(c)(i)	5.94%	02/26/2037	649,952
	Nomura Asset Acceptance Corp. Alternative Loan Trust
1,927,916	Series 2005-AP3(i)	5.32%	08/25/2035	1,400,542
	PHH Alternative Mortgage Trust
2,582,263	Series 2007-2	6.00%	05/25/2037	2,299,249
	PR Mortgage Loan Trust
9,004,325	Series 2014-1(c)(i)	5.93%	10/25/2049	9,319,477
	Prime Mortgage Trust
149,755	Series 2006-1	5.50%	06/25/2036	141,483
130,256	Series 2006-DR1(c)	5.50%	05/25/2035	125,015
	RBSGC Structured Trust
420,109	Series 2008-B(c)	6.00%	06/25/2037	364,127

See Notes to Financial Statements.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
	Residential Accredit Loans, Inc.
$361,101	Series 2004-QS15	5.25%	11/25/2034	$374,540
3,377,777	Series 2005-QS17	6.00%	12/25/2035	2,975,369
6,925,194	Series 2006-QA5(i)	0.41%	07/25/2036	4,535,109
5,070,735	Series 2006-QS10	6.50%	08/25/2036	4,324,049
1,909,641	Series 2006-QS4	6.00%	04/25/2036	1,657,394
1,271,537	Series 2006-QS6	6.00%	06/25/2036	1,056,712
1,784,590	Series 2006-QS6	6.00%	06/25/2036	1,483,085
543,388	Series 2006-QS7(i)	5.41%	06/25/2036	98,236
181,129	Series 2006-QS7(i)	0.59%	06/25/2036	115,146
3,445,361	Series 2006-QS7	6.00%	06/25/2036	2,827,625
659,287	Series 2006-QS8(i)	5.36%	08/25/2036	119,333
219,762	Series 2006-QS8(i)	0.64%	08/25/2036	139,982
4,374,296	Series 2007-QS3	6.50%	02/25/2037	3,638,745
139,225	Series 2007-QS6	6.25%	04/25/2037	118,668
19,616	Series 2007-QS6(i)	53.38%	04/25/2037	46,097
6,210,494	Series 2007-QS9	6.50%	07/25/2037	5,473,047
420,122	Series 2008-QR1	6.00%	08/25/2036	325,526
	Residential Asset Mortgage Products, Inc.
35,389	Series 2004-RS4(i)	5.07%	04/25/2034	36,313
437,964	Series 2006-RS5(i)	0.36%	09/25/2036	431,326
	Residential Asset Securities Corp.
4,669,539	Series 2006-EMX6(i)	0.34%	07/25/2036	4,162,329
474,785	Series 2007-KS4(i)	0.37%	05/25/2037	474,895
	Residential Asset Securitization Trust
791,067	Series 2006-A1	6.00%	04/25/2036	622,934
1,533,597	Series 2006-A2	6.00%	01/25/2046	1,249,721
1,154,809	Series 2006-A6	6.50%	07/25/2036	686,363
7,398,640	Series 2006-A7CB	6.25%	07/25/2036	7,027,524
197,336	Series 2006-A8	6.50%	08/25/2036	132,324
680,913	Series 2006-A8	6.00%	08/25/2036	620,680
417,818	Series 2006-A8(i)	5.71%	08/25/2036	119,115
2,313,240	Series 2007-A1	6.00%	03/25/2037	1,677,814
3,924,478	Series 2007-A2	6.00%	04/25/2037	3,276,249
144,414	Series 2007-A6	6.00%	06/25/2037	129,848
3,843,186	Series 2007-A7	6.00%	07/25/2037	2,801,179
14,487,855	Series 2007-A8	6.00%	08/25/2037	12,461,048
	Residential Funding Mortgage Securities I, Inc.
2,059,720	Series 2006-S3	5.50%	03/25/2036	1,841,622
488,241	Series 2006-S6	6.00%	07/25/2036	465,306
3,459,760	Series 2006-S6	6.00%	07/25/2036	3,297,241
886,915	Series 2007-S3	6.00%	03/25/2037	809,132

See Notes to Financial Statements.

Annual Report | September 30, 2015	59

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$678,704	Series 2007-S6	6.00%	06/25/2037	$635,155
	Sequoia Mortgage Trust
4,347,405	Series 2007-3(i)	2.63%	07/20/2037	3,753,371
	Structured Adjustable Rate Mortgage Loan Trust
1,979,865	Series 2005-15(i)	2.50%	07/25/2035	1,630,262
	Structured Asset Securities Corp.
356,308	Series 2005-RF1(c)(i)	0.54%	03/25/2035	297,730
358,327	Series 2005-RF1(c)(i)	5.06%	03/25/2035	49,856
	Suntrust Alternative Loan Trust
13,470,702	Series 2005-1F	6.50%	12/25/2035	12,849,541
	TBW Mortgage-Backed Trust
1,769,827	Series 2006-2	7.00%	07/25/2036	932,189
	Wachovia Bank Commercial Mortgage Trust
400,000	Series 2006-C28(i)	5.63%	10/15/2048	406,303
1,483,298	Series 2006-C29(i)	0.53%	11/15/2048	6,233
400,000	Series 2007-C30(i)	5.41%	12/15/2043	404,164
302,200	Series 2007-C33(i)	6.15%	02/15/2051	322,663
	Wachovia Mortgage Loan Trust LLC Series Trust
2,479,690	Series 2005-B(i)	2.62%	10/20/2035	2,176,498
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,199,738	Series 2005-1	6.00%	03/25/2035	3,311,824
125,946	Series 2005-9	5.50%	11/25/2035	111,562
913,439	Series 2006-5	6.00%	07/25/2036	726,401
	Washington Mutual Mortgage Pass-Through Certificates Trust
1,589,343	Series 2006-2	6.00%	03/25/2036	1,406,772
	Wells Fargo Alternative Loan Trust
1,385,410	Series 2007-PA2(i)	0.63%	06/25/2037	1,008,706
1,385,410	Series 2007-PA2(i)	5.87%	06/25/2037	271,037
571,332	Series 2007-PA3	5.75%	07/25/2037	522,737
1,698,409	Series 2007-PA3	6.25%	07/25/2037	1,550,620
10,429,613	Series 2007-PA5	6.25%	11/25/2037	10,146,897
	Wells Fargo Commercial Mortgage Trust
380,000	Series 2015-NXS3(i)	4.64%	09/15/2057	364,063
	Wells Fargo Mortgage-Backed Securities Trust
3,661,370	Series 2005-12	5.50%	11/25/2035	3,743,256
1,207,990	Series 2006-11	6.00%	09/25/2036	1,159,785
174,314	Series 2006-2	5.75%	03/25/2036	178,495
405,406	Series 2006-2	5.50%	03/25/2036	391,414

See Notes to Financial Statements.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$1,351,483	Series 2007-13	6.00%	09/25/2037	$1,394,145
1,471,298	Series 2007-14	6.00%	10/25/2037	1,500,652
1,314,200	Series 2007-2	6.00%	03/25/2037	1,295,803
	WF-RBS Commercial Mortgage Trust
2,980,499	Series 2012-C9(c)(i)	2.34%	11/15/2045	292,746
4,887,544	Series 2014-C19(i)	1.46%	03/15/2047	350,068
4,961,452	Series 2014-C22(i)	1.11%	09/15/2057	300,825

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $413,346,097)				437,964,055

U.S. GOVERNMENT BONDS AND NOTES - 3.24%
4,210,000	U.S. Treasury Bonds	2.75%	11/15/2042	4,103,323
2,450,000	U.S. Treasury Bonds	3.63%	02/15/2044	2,819,222
200,000	U.S. Treasury Notes	0.25%	11/30/2015	200,070
3,000,000	U.S. Treasury Notes	0.25%	12/31/2015	3,001,485
1,640,000	U.S. Treasury Notes	0.38%	03/31/2016	1,641,901
9,176,685	U.S. Treasury Notes	0.13%	04/15/2019	9,151,715
1,730,000	U.S. Treasury Notes	2.13%	01/31/2021	1,785,865
7,250,000	U.S. Treasury Notes	2.25%	03/31/2021	7,528,103
7,610,000	U.S. Treasury Notes	2.00%	08/31/2021	7,781,476
7,600,000	U.S. Treasury Notes	1.75%	02/28/2022	7,629,047
7,170,000	U.S. Treasury Notes	1.75%	03/31/2022	7,191,847
3,930,000	U.S. Treasury Notes	1.75%	05/15/2023	3,898,199
6,820,000	U.S. Treasury Notes	2.25%	11/15/2024	6,951,381

TOTAL U.S. GOVERNMENT BONDS AND NOTES (Cost $63,147,160)				63,683,634

MUNICIPAL BONDS - 1.51%
500,000	Arizona Department of Transportation State Highway Fund, Revenue Bonds	5.00%	07/01/2032	584,725
500,000	Central Puget Sound Regional Transit Authority, Revenue Bonds	5.00%	11/01/2032	595,465
20,900,000	Commonwealth of Puerto Rico, Revenue Bonds	8.00%	07/01/2035	15,727,250
810,000	Commonwealth of Virginia, Series B Revenue Bonds	5.00%	06/01/2027	1,006,304
580,000	East Bay Municipal Utility District Water System, Series A Revenue Bonds	5.00%	06/01/2031	695,426
1,070,000	Gwinnett County School District Georgia, Revenue Bonds	5.00%	02/01/2031	1,297,503

See Notes to Financial Statements.

Annual Report | September 30, 2015	61

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$880,000	New York State Dormitory Authority, Series A Revenue Bonds	5.00%	03/15/2033	$1,017,535
1,060,000	State of California, Revenue Bonds	5.00%	08/01/2033	1,229,378
640,000	State of Louisiana, Revenue Bonds	5.00%	05/01/2028	755,731
100,000	State of Minnesota, General Obligation Bonds	5.00%	08/01/2033	119,343
1,090,000	State of Nevada, Series B Revenue Bonds	5.00%	11/01/2026	1,328,983
950,000	State of Oregon Department of Transportation, Series A Revenue Bonds	5.00%	11/15/2029	1,139,848
1,000,000	State of Texas, Series A Revenue Bonds	5.00%	10/01/2028	1,201,040
890,000	State of Washington, Revenue Bonds	5.00%	07/01/2027	1,033,441
920,000	The University of Texas System, Series B Revenue Bonds	5.00%	08/15/2027	1,116,438
780,000	Utah Transit Authority Sales Tax Revenue, Series A Revenue Bonds	5.00%	06/15/2031	927,693

TOTAL MUNICIPAL BONDS (Cost $31,055,233)				29,776,103

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 11.36%
	Federal Home Loan Mortgage Corp. Pool
3,376,260	Series 2011-3894	4.50%	07/15/2041	3,658,767
653,292	Series Pool #G01840	5.00%	07/01/2035	723,397
262,415	Series Pool #G04817	5.00%	09/01/2038	287,467
	Federal Home Loan Mortgage Corp. REMICS
2,968,449	Series 2003-2722(i)	9.66%	12/15/2033	3,383,537
590,720	Series 2005-R003	5.50%	10/15/2035	663,261
3,638,476	Series 2006-3244(i)	6.45%	11/15/2036	722,834
171,314	Series 2007-3261(i)	6.22%	01/15/2037	32,617
842,979	Series 2007-3262(i)	6.19%	01/15/2037	127,671
1,898,891	Series 2007-3301(i)	5.89%	04/15/2037	297,731
2,822,582	Series 2007-3303(i)	5.87%	04/15/2037	448,555
1,496,824	Series 2007-3303(i)	5.89%	04/15/2037	238,809
1,064,384	Series 2007-3382(i)	5.79%	11/15/2037	145,507
1,341,500	Series 2007-3384(i)	6.10%	08/15/2036	172,299
986,517	Series 2007-3384(i)	6.18%	11/15/2037	143,155
986,708	Series 2008-3417(i)	5.97%	02/15/2038	118,483
7,436,495	Series 2008-3419(i)	6.22%	02/15/2038	1,286,636
1,164,194	Series 2008-3423(i)	5.44%	03/15/2038	145,390
25,094,233	Series 2008-3423(i)	0.35%	03/15/2038	206,526
14,157,067	Series 2008-3435(i)	5.77%	04/15/2038	2,397,506

See Notes to Financial Statements.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$3,493,975	Series 2009-3510(i)	6.54%	02/15/2037	$706,765
1,030,754	Series 2009-3523(i)	5.79%	04/15/2039	163,485
201,211	Series 2009-3524(i)	4.66%	06/15/2038	204,693
95,115	Series 2009-3549(i)	5.59%	07/15/2039	12,154
2,418,997	Series 2009-3560(i)	6.19%	11/15/2036	429,608
795,265	Series 2010-3630(i)	1.93%	03/15/2017	17,602
928,805	Series 2010-3641	4.50%	03/15/2040	1,013,841
1,275,099	Series 2010-3726(i)	5.84%	09/15/2040	211,165
8,229,897	Series 2010-3728(i)	4.24%	09/15/2040	899,499
70,839	Series 2010-3766(i)	9.59%	11/15/2040	74,981
250,000	Series 2010-3779	4.00%	12/15/2030	268,955
750,000	Series 2010-3779	3.50%	12/15/2030	809,970
496,554	Series 2010-3779	4.50%	12/15/2040	524,469
114,784	Series 2011-3786(i)	9.09%	01/15/2041	119,759
1,204,851	Series 2011-3795	4.00%	01/15/2041	1,287,505
151,030	Series 2011-3798(i)	9.09%	11/15/2040	171,038
600,000	Series 2011-3808	3.50%	02/15/2031	634,616
56,697	Series 2011-3809(i)	9.11%	02/15/2041	61,411
2,326,605	Series 2011-3815(i)	5.64%	02/15/2041	374,331
500,000	Series 2011-3824	3.50%	03/15/2031	539,904
1,202,051	Series 2011-3824(i)	6.89%	08/15/2036	238,877
365,054	Series 2011-3857(i)	8.85%	05/15/2041	370,076
1,404,265	Series 2011-3863	5.50%	08/15/2034	1,561,068
865,643	Series 2011-3864(i)	8.81%	05/15/2041	924,755
1,262,654	Series 2011-3871	5.50%	06/15/2041	1,489,951
1,804,085	Series 2011-3872(i)	5.74%	06/15/2041	272,261
2,125,859	Series 2011-3888	4.00%	07/15/2041	2,317,736
2,451,965	Series 2011-3910	5.00%	08/15/2041	2,751,471
2,626,533	Series 2011-3924(i)	5.79%	09/15/2041	425,673
6,600,526	Series 2011-3924(i)	5.79%	09/15/2041	1,103,685
2,816,387	Series 2011-3925	3.00%	09/15/2021	163,959
10,283,545	Series 2012-3(i)	5.76%	02/25/2042	1,756,342
3,415,747	Series 2012-4057	4.00%	06/15/2042	3,670,180
9,718,101	Series 2013-4196(i)	5.15%	03/15/2043	9,086,848
9,106,655	Series 2013-4239(h)	0.00%	07/15/2043	6,670,347
7,416,582	Series 2014-4302(i)	5.94%	02/15/2044	1,494,501
3,485,079	Series 2014-4377	3.00%	06/15/2039	3,600,169
4,118,210	Series 2014-4413	3.50%	11/15/2044	4,221,175
13,735,030	Series 2015-4427(i)	5.39%	07/15/2044	2,511,189
3,052,895	Series 2015-4434	3.00%	02/15/2045	2,863,790
3,044,024	Series 2015-4440	2.50%	02/15/2045	2,595,375
	Federal National Mortgage Association Pool
183,693	Series Pool #555743	5.00%	09/01/2033	203,268

See Notes to Financial Statements.

Annual Report | September 30, 2015	63

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$221,231	Series Pool #735382	5.00%	04/01/2035	$244,446
572,341	Series Pool #735383	5.00%	04/01/2035	632,839
406,692	Series Pool #735484	5.00%	05/01/2035	449,093
159,399	Series Pool #AH4437	4.00%	01/01/2041	167,204
4,878,131	Series Pool #AS4645	3.00%	03/01/2045	4,952,821
8,713,474	Series Pool #AY4778	3.00%	03/01/2035	8,988,812
705,615	Series Pool #MA0264	4.50%	12/01/2029	769,730
1,717,425	Series Pool #MA3894	4.00%	09/01/2031	1,852,283
	Federal National Mortgage Association REMICS
222,333	Series 2004-46(i)	5.81%	03/25/2034	33,787
827,713	Series 2005-104(i)	6.51%	12/25/2033	38,330
631,978	Series 2006-101(i)	6.39%	10/25/2036	126,371
1,858,508	Series 2006-123(i)	6.13%	01/25/2037	351,087
8,632,728	Series 2006-92(i)	6.39%	10/25/2036	1,740,979
285,154	Series 2007-102(i)	6.21%	11/25/2037	47,950
440,923	Series 2007-108(i)	6.17%	12/25/2037	58,316
78,219	Series 2007-30(i)	5.92%	04/25/2037	11,694
1,188,694	Series 2007-38(i)	5.89%	05/25/2037	161,574
88,198	Series 2007-51(i)	5.91%	06/25/2037	14,296
174,346	Series 2007-53(i)	5.91%	06/25/2037	24,566
1,371,310	Series 2007-57(i)	6.43%	10/25/2036	221,530
1,170,127	Series 2007-68(i)	6.46%	07/25/2037	176,727
1,708,144	Series 2008-3(i)	6.27%	02/25/2038	294,521
1,033,333	Series 2008-56(i)	5.87%	07/25/2038	153,783
471,631	Series 2008-81	5.50%	09/25/2038	515,561
1,151,529	Series 2009-111	5.00%	01/25/2040	1,225,870
1,048,584	Series 2009-111(i)	6.06%	01/25/2040	130,361
2,267,553	Series 2009-12(i)	6.41%	03/25/2036	464,507
168,097	Series 2009-28(i)	5.81%	04/25/2037	21,645
964,940	Series 2009-41	4.50%	06/25/2039	1,018,885
532,321	Series 2009-42(i)	5.81%	06/25/2039	58,438
1,525,985	Series 2009-47(i)	5.91%	07/25/2039	191,008
836,318	Series 2009-62(i)	5.91%	08/25/2039	102,523
303,005	Series 2009-66(i)	5.61%	02/25/2038	44,555
272,784	Series 2009-68(i)	5.06%	09/25/2039	30,636
18,497	Series 2010-109(i)	52.83%	10/25/2040	72,821
1,860,447	Series 2010-11(i)	4.61%	02/25/2040	240,633
268,189	Series 2010-111(i)	5.81%	10/25/2040	38,162
346,919	Series 2010-112	4.00%	10/25/2040	362,028
845,072	Series 2010-115(i)	6.41%	11/25/2039	118,953
4,264,464	Series 2010-115(i)	5.81%	10/25/2040	824,756
10,416,013	Series 2010-123(i)	5.86%	11/25/2040	2,019,853
2,004,921	Series 2010-15(i)	4.76%	03/25/2040	240,647

See Notes to Financial Statements.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$355,870	Series 2010-34(i)	4.74%	04/25/2040	$38,421
171,033	Series 2010-4(i)	6.04%	02/25/2040	27,265
324,439	Series 2010-58(i)	11.97%	06/25/2040	371,304
2,858,473	Series 2010-75	4.50%	07/25/2040	3,144,818
2,037,836	Series 2010-9(i)	4.56%	02/25/2040	221,965
275,892	Series 2010-9(i)	5.11%	02/25/2040	30,058
86,027	Series 2010-90(i)	5.81%	08/25/2040	11,343
500,000	Series 2011-16	3.50%	03/25/2031	539,351
3,012,129	Series 2011-2	4.00%	02/25/2041	3,186,264
1,000,000	Series 2011-25	3.00%	04/25/2026	1,035,377
500,000	Series 2011-29	3.50%	04/25/2031	539,047
1,054,983	Series 2011-48(i)	8.81%	06/25/2041	1,109,669
1,693,060	Series 2011-5(i)	6.21%	11/25/2040	199,679
2,597,234	Series 2011-58(i)	6.36%	07/25/2041	532,042
9,260,401	Series 2012-106(i)	5.97%	10/25/2042	1,640,827
1,688,081	Series 2012-124(i)	7.45%	11/25/2042	1,722,212
9,795,601	Series 2012-128(i)	5.71%	11/25/2042	9,430,192
309,889	Series 2012-140(i)	7.54%	12/25/2042	319,378
9,067,310	Series 2012-20	3.50%	03/25/2042	9,248,271
2,124,578	Series 2012-29(i)	5.81%	04/25/2042	296,766
2,126,249	Series 2012-32	5.00%	04/25/2042	369,733
8,554,064	Series 2012-65(i)	5.79%	06/25/2042	1,502,265
4,891,146	Series 2012-92	3.50%	08/25/2042	4,934,144
6,466,942	Series 2013-19(i)	5.17%	03/25/2043	6,017,225
9,646,208	Series 2013-51(i)	5.17%	04/25/2043	9,006,066
18,949,749	Series 2014-50(i)	6.01%	08/25/2044	3,695,550
9,696,403	Series 2014-73(i)	6.01%	11/25/2044	1,917,740
4,965,563	Series 2015-59	3.00%	06/25/2041	5,108,753
	Government National Mortgage Association
133,338	Series 2004-83(i)	5.86%	10/20/2034	22,079
125,982	Series 2008-6(i)	6.24%	02/20/2038	23,320
120,636	Series 2008-67(i)	5.78%	08/20/2038	19,441
1,870,513	Series 2008-69(i)	7.41%	08/20/2038	411,528
129,379	Series 2009-10(i)	6.45%	02/16/2039	29,899
2,643,640	Series 2009-35	4.50%	05/20/2039	2,873,179
9,659,433	Series 2009-58(i)	6.03%	06/20/2039	1,381,955
134,309	Series 2009-6(i)	5.73%	02/20/2038	21,720
4,721,562	Series 2009-75	5.00%	09/20/2039	5,301,186
12,242,222	Series 2010-121(i)	5.78%	09/20/2040	1,957,432
7,827,204	Series 2010-26(i)	6.03%	02/20/2040	1,334,820
18,151,430	Series 2010-35(i)	5.46%	03/20/2040	2,575,091
218,649	Series 2010-61(i)	6.33%	09/20/2039	35,610
817,182	Series 2010-98(i)	5.87%	03/20/2039	91,337

See Notes to Financial Statements.

Annual Report | September 30, 2015	65

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$3,059,991	Series 2011-45	4.50%	03/20/2041	$3,319,157
2,006,232	Series 2011-69(h)	0.00%	05/20/2041	1,814,952
2,429,736	Series 2011-71	4.50%	02/20/2041	2,636,167
3,501,947	Series 2011-71(i)	5.18%	05/20/2041	548,279
977,168	Series 2011-72(i)	5.93%	05/20/2041	157,386
5,459,690	Series 2011-89(i)	5.23%	06/20/2041	817,842
1,963,068	Series 2012-105(i)	5.98%	01/20/2041	189,728
15,072,187	Series 2013-102(i)	5.93%	03/20/2043	2,053,845
16,920,052	Series 2013-113(i)	6.03%	03/20/2043	2,464,480
19,867,002	Series 2013-122(i)	5.89%	08/16/2043	3,256,539
9,671,476	Series 2013-148(i)	5.48%	10/16/2043	1,653,324
19,269,709	Series 2013-186(i)	6.04%	02/16/2043	3,197,009
14,320,995	Series 2014-156(i)	6.03%	10/20/2044	2,041,664
25,745,886	Series 2014-3(i)	5.88%	01/20/2044	3,987,399
29,569,981	Series 2014-4(i)	5.89%	01/16/2044	4,402,550
19,775,956	Series 2014-5(i)	5.93%	07/20/2043	3,056,777
13,060,129	Series 2014-95(i)	6.04%	06/16/2044	2,514,290

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (Cost $249,293,754)				223,638,886

Shares/Description				Value
SHORT-TERM INVESTMENTS - 17.52%
Money Market Fund
344,865,632	State Street Institutional Trust (7 Day Yield 0.00%)			344,865,632

TOTAL SHORT-TERM INVESTMENTS (Cost $344,865,632)				344,865,632

TOTAL INVESTMENTS - 99.78% (Cost $2,057,551,593)				1,964,176,598
CASH SEGREGATED AT CUSTODIAN FOR TOTAL RETURN SWAP CONTRACTS - 0.02%				400,000
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.20%				3,850,200
NET ASSETS - 100.00%				$1,968,426,798

(a)	Non-income producing security.
(b)	Affiliated company. See Note 9 to Notes to Financial Statements.

See Notes to Financial Statements.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $125,976,087, which represents approximately 6.40% of net assets as of September 30, 2015.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2015, the aggregate fair value of those securities was $21,542,444, representing 1.09% of net assets.
(e)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(f)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2015.
(g)	Security is currently in default.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2015.
(j)	Security will not have a market value or rate. Security will not be entitled to distributions in respect of principal or interest other than excess interest paid with respect to the mortgage loans.

Common Abbreviations:
BV - Besloten Vennootschap a Dutch private limited liability company.
CEF - Closed End Fund.
CLO - Collateralized Loan Obligation.
ETN - Exchange Traded Note.
GmbH - Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
LLC - Limited Liability Corp.
LP - Limited Partnership.
Ltd. - Limited.
MLP – Master Limited Partnership.
PLC - Public Limited Co.
Pty - Proprietary.
REIT - Real Estate Investment Trust.
REMICS - Real Estate Mortgage Investment Conduits.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAA - Sociedad Anónima Abierta - A publicly traded corporation.
SA de CV - Sociedad Anónima de Capital Variable - A variable capital company.
SAB de CV - Sociedad Anónima Bursátil de Capital Variable - A variable capital company.
SAC - Sociedad Anónima Cerrada - A privately held corporation.
SAPI - Sociedad Anónima Promotora de Inversion (Mexican investment promotion company)
S de rl - Sociedad de Responsabilidad.
S de RL de CV - Sociedad de Responsabilidad Limitada de Capital Variable.

See Notes to Financial Statements.

Annual Report | September 30, 2015	67

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2015
TOTAL RETURN SWAP CONTRACTS (a)(b)

Reference Obligation	Termination Date	Notional Amount	Unrealized Depreciation
ReFlow Fund, LLC*	12/16/2015	$30,000,000	$(184,084)
			$(184,084)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	The floating short-term rate paid by the Fund (on the notional amount of all total return swap contracts) at September 30, 2015, was 1.69% (1 month Libor +1.50%)

*	See Note 4 in the Notes to Financial Statements.

See Notes to Financial Statements.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth Equity Opportunity Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
CLOSED‐END FUNDS ‐ 90.64%
22,139	Adams Diversified Equity Fund, Inc.	$282,272
5,423	AllianzGI Equity & Convertible Income Fund	93,221
33,859	Alpine Total Dynamic Dividend Fund	253,942
177,574	Boulder Growth & Income Fund, Inc.	1,322,929
14,373	Central Securities Corp.	284,010
14,223	ClearBridge Energy MLP Total Return Fund, Inc.	195,566
20,596	Clough Global Allocation Fund	269,190
51,403	Clough Global Equity Fund	650,762
8,200	Clough Global Opportunities Fund	87,740
18,162	General American Investors Co., Inc.	562,659
86,120	Liberty All Star® Equity Fund	437,490
8,653	LMP Real Estate Income Fund, Inc.	106,259
3,310	Madison Strategic Sector Premium Fund	35,318
47,114	Neuberger Berman Real Estate Securities Income Fund, Inc.	217,196
4,855	Royce Value Trust, Inc.	55,833
79,163	Sprott Focus Trust, Inc.	467,853
35,000	Tri‐Continental Corp.	682,500
15,337	The Gabelli Global Small and Mid Cap Value Trust(a)	152,143
2,474	RMR Real Estate Income Fund	44,680
2,884	Tortoise MLP Fund, Inc.	52,835

TOTAL CLOSED‐END FUNDS (Cost $6,808,230)		6,254,398

EXCHANGE‐TRADED FUNDS ‐ 6.18%
4,573	iShares® Russell 1000® Value ETF	426,569

TOTAL EXCHANGE‐TRADED FUNDS (Cost $427,234)		426,569

SHORT‐TERM INVESTMENTS ‐ 0.54%
Money Market Fund
37,195	State Street Institutional Trust (7 Day Yield 0.00%)	37,195

TOTAL SHORT‐TERM INVESTMENTS (Cost $37,195)		37,195

See Notes to Financial Statements.

Annual Report | September 30, 2015	69

RiverNorth Equity Opportunity Fund	Schedule of Investments

September 30, 2015

Value
TOTAL INVESTMENTS ‐ 97.36%
(Cost $7,272,659)	$6,718,162
OTHER ASSETS IN EXCESS OF LIABILITIES ‐ 2.64%	182,000
NET ASSETS ‐ 100.00%	$6,900,162

(a)	Non-income producing security.

Common Abbreviations:
ETF - Exchange Traded Fund.
MLP - Master Limited Partnership.

See Notes to Financial Statements.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
BUSINESS DEVELOPMENT COMPANIES ‐ 0.62%
198,396	Full Circle Capital Corp.	$609,076

TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $612,275)		609,076

CLOSED‐END FUNDS ‐ 29.94%
9,450	Advent Claymore Convertible Securities and Income Fund	124,456
74,991	AllianceBernstein Global High Income Fund, Inc.	830,150
20,735	AllianzGI Diversified Income & Convertible Fund	361,411
42,167	Apollo Tactical Income Fund, Inc.	611,000
80,094	Ares Dynamic Credit Allocation Fund, Inc.	1,118,919
145,343	BlackRock Corporate High Yield Fund, Inc.	1,434,535
23,518	BlackRock Credit Allocation Income Trust	286,214
482,174	BlackRock Debt Strategies Fund, Inc.	1,610,461
107,315	BlackRock Multi‐Sector Income Trust	1,685,919
36,376	Blackstone/GSO Long‐Short Credit Income Fund	518,358
89,721	Blackstone/GSO Strategic Credit Fund	1,274,935
90,811	Brookfield Mortgage Opportunity Income Fund, Inc.	1,338,554
44,005	Deutsche High Income Opportunities Fund, Inc.	578,666
9,200	Deutsche High Income Trust	72,220
72,658	Deutsche Multi‐Market Income Trust	536,943
4,648	Eaton Vance Floating‐Rate Income Plus Fund	68,233
23,460	Eaton Vance Limited Duration Income Fund	297,473
23,332	Eaton Vance Senior Income Trust	136,959
16,474	First Trust High Income Long/Short Fund	232,119
50,670	First Trust Strategic High Income Fund II	582,705
13,757	Franklin Limited Duration Income Trust	149,951
47,729	Ivy High Income Opportunities Fund	619,045
42,438	Legg Mason BW Global Income Opportunities Fund, Inc.	492,705
683,757	Managed High Yield Plus Fund, Inc.	1,100,165
93,220	MFS Charter Income Trust	722,455
84,120	MFS Multimarket Income Trust	470,231
41,026	Neuberger Berman High Yield Strategies Fund, Inc.	418,055
40,399	NexPoint Credit Strategies Fund	231,082
189,803	Nuveen Credit Strategies Income Fund	1,514,628
20,134	Nuveen Global High Income Fund	290,333
24,999	Nuveen Mortgage Opportunity Term Fund	559,977
93,293	Nuveen Senior Income Fund	551,362
187,492	PIMCO Dynamic Credit Income Fund	3,425,479
61,161	Prudential Global Short Duration High Yield Fund, Inc.	843,410
47,852	Templeton Emerging Markets Income Fund	463,686
121,377	The New America High Income Fund, Inc.	967,375
23,653	Virtus Global Multi‐Sector Income Fund	338,238
10,000	Western Asset Emerging Markets Debt Fund, Inc.	133,200

See Notes to Financial Statements.

Annual Report | September 30, 2015	71

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Shares/Description		Value
20,214	Western Asset Emerging Markets Income Fund, Inc.	$193,246
17,796	Western Asset Global Corporate Defined Opportunity Fund, Inc.	281,711
253,865	Western Asset High Income Opportunity Fund, Inc.	1,190,627
14,265	Western Asset High Yield Defined Opportunity Fund, Inc.	199,710
145,443	Western Asset Managed High Income Fund, Inc.	650,130
5,600	Western Asset Worldwide Income Fund, Inc.	55,048

TOTAL CLOSED‐END FUNDS (Cost $33,173,430)		29,562,079

PREFERRED STOCKS ‐ 0.42%
16,315	KCAP Financial, Inc., 7.375%	407,929

TOTAL PREFERRED STOCKS (Cost $409,277)		407,929

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS ‐ 28.27%
Belgium ‐ 0.22%
$195,000	Telenet International Finance SA, Y Facility Term Loan	3.50%	06/30/2023	214,019

Bermuda ‐ 0.60%
98,500	Belmond Interfin Ltd., Euro Term Loan	4.00%	03/19/2021	110,287
500,000	Intelsat Jackson Holdings SA, Tranche B‐2 Term Loan	3.75%	06/30/2019	487,375
				597,662
Canada ‐ 0.65%
640,000	Hudson's Bay Company, Initial Term Loan(a)	L+3.75%	09/30/2022	643,597

Denmark ‐ 0.39%
350,000	Nassa Midco AS, Facility B Term Loan	3.75%	07/09/2021	390,812

France ‐ 1.72%
365,000	Altice France SA (Numericable‐SFR SA), Term B Loan	4.00%	07/27/2022	359,114
235,000	Financiere Chopin (aka Ceva Sante Animale), Term B Loan	4.50%	06/01/2019	264,026
235,000	Generale de Sante Development International Services Ltd., Facility B1A Loan	3.48%	10/01/2020	263,373

See Notes to Financial Statements.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$198,500	Numericable Group SA, Euro Denominated Tranche B‐1 Loan	4.50%	05/21/2020	$221,098
228,376	Sebia SAS, Term Loan	4.25%	12/17/2021	256,487
295,000	Verallia, Term Loan(a)	L+4.00%	07/22/2022	330,869
				1,694,967
Germany ‐ 1.64%
187,206	Braas Monier Building Group Holding S.A.R.L., Facility B Term Loan	3.90%	10/15/2020	210,012
384,038	Kleopatra Holdings 2 SCA, Initial Term Loan	5.00%	04/28/2020	385,779
128,700	Orion Engineered Carbons GmbH (OEC Finance US LLC), Initial Euro Term Loan	5.00%	07/25/2021	144,694
135,000	Schaeffler AG, Facility B Term Loan	4.25%	05/15/2020	151,446
265,385	Schaeffler AG, Facility E Term Loan	4.25%	05/15/2020	266,068
407,950	Springer Science + Business Media GmbH, First Lien B Term Loan	4.75%	08/14/2020	457,631
				1,615,630
Great Britain ‐ 0.95%
100,000	Frontier Bidco Ltd., Facility B Term Loan	5.58%	11/27/2020	135,391
407,949	Ineos Finance PLC, Euro Term Loan	4.25%	03/31/2022	442,824
240,000	United Biscuits Ltd., Term B1 Loan	4.84%	11/19/2021	363,741
				941,956
Ireland ‐ 0.11%
100,000	Valeo Foods Group Ltd., Term B Loan	4.25%	08/05/2022	109,994

Italy ‐ 0.32%
298,696	Inter Media and Communications S.r.l., Term Loan B	5.50%	06/05/2019	313,737

Luxembourg ‐ 1.61%
288,552	Auris Luxembourg III S.A.R.L. (aka Siemens Audiology), Facility B4 Term Loan	4.25%	01/17/2022	288,611
340,000	Capsugel Finance Co. SCA, Euro Term Loan	3.75%	07/30/2021	379,253
200,000	Delta 2 (Lux) S.A.R.L., Facility B3 Term Loan	4.75%	07/30/2021	196,813
100,000	Delta 2 (Lux) S.A.R.L., Second Lien Facility Term Loan	7.75%	07/29/2022	96,584
220,000	Diaverum Holdings S.A.R.L., Facility C1 Term Loan(a)	E+4.00%	04/01/2022	245,828
338,300	Onex Wizard Acquisition Company II SCA, Initial Euro Term Loan	4.25%	03/11/2022	378,911
				1,586,000
Netherlands ‐ 0.81%
153,418	Action Nederland BV, Term B Loan	4.50%	01/13/2021	172,260

See Notes to Financial Statements.

Annual Report | September 30, 2015	73

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$330,000	Charger OpCo BV, Term B‐1 Euro Term Loan	4.25%	07/23/2021	$369,769
232,650	MacDermid Agricultural Solutions Holdings BV (Netherlands Agricultural Investment Partners LLC), Euro Tranche Term Loan	4.25%	06/07/2020	257,039
				799,068
Spain ‐ 0.20%
180,000	Livister Investments, S.L.U., Facility B Term Loan	4.72%	06/28/2021	201,409

United States ‐ 19.05%
575,651	Access CIG LLC, First Lien Term B Loan	6.00%	10/18/2021	576,909
394,013	Alliant Holdings Intermediate LLC, Initial Term Loan	4.50%	08/12/2022	389,582
557,938	American Rock Salt Co. LLC, First Lien Term Loan	4.75%	05/20/2021	551,521
385,000	Apollo Security Service Borrower LLC (aka Protection One), Term Loan	5.00%	07/01/2021	385,724
245,568	Arch Coal, Inc., Term Loan	6.25%	05/16/2018	140,247
399,000	Asurion LLC, Incremental Tranche Term Loan	5.00%	08/04/2022	378,240
661,675	AVSC Holding Corp., Tranche 1 Incremental Term Loan	4.50%	01/25/2021	652,024
375,000	Berry Plastics Corp., Term F Loan,(a)	L+3.00%	10/03/2022	374,794
353,700	Caesars Entertainment Resort Properties LLC, Term B Loan	7.00%	10/11/2020	331,341
197,501	Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Extended Euro Term Loan	4.25%	05/20/2021	221,732
603,900	Cengage Learning Acquisitions, Inc. (aka Thomson Learning Acquisitions, Inc.), Term Loan	7.00%	03/31/2020	600,126
558,600	Communications Sales & Leasing, Inc., Term Loan	5.00%	10/24/2022	526,480
371,251	CPI Buyer LLC, First Lien Initial Term Loan	5.50%	08/16/2021	369,395
188,575	Emmis Operating Co., Term Loan	7.00%	06/10/2021	176,318
444,375	Encompass Digital Media, Inc., First Lien Tranche B Term Loan	5.50%	06/06/2021	444,282
150,000	Encompass Digital Media, Inc., Second Lien Tranche B Term Loan	8.75%	06/06/2022	148,500
400,950	Evergreen Skills Lux S.A.R.L., First Lien Initial Term Loan	5.75%	04/28/2021	362,527
165,000	Evergreen Skills Lux S.A.R.L., Second Lien Initial Term Loan	9.25%	04/28/2022	141,900
245,614	Excelitas Technology Corp., Term B Loan	6.00%	11/02/2020	238,553

See Notes to Financial Statements.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$420,000	Fieldwood Energy LLC, Second Lien Term Loan	8.38%	09/30/2020	$119,349
317,651	Getty Images, Inc., Initial Term Loan	4.75%	10/18/2019	208,128
277,900	GOBP Holdings, Inc., First Lien Initial Term Loan	4.75%	10/21/2021	277,622
345,000	HD Supply, Inc., Incremental Term Loan	3.75%	08/13/2021	344,051
226,550	Hi‐Crush Partners LP, Advance Term Loan	4.75%	04/28/2021	211,824
295,000	Hostess Brands LLC, First Lien Term B Loan	4.50%	08/03/2022	295,782
295,500	HUB International Ltd., Initial Term Loan	4.00%	10/02/2020	289,405
235,833	Hudson Products Holdings, Inc., Term Loan	5.00%	03/15/2019	224,436
186,202	IMC OP, LP, First Lien Initial Term Loan	4.50%	08/15/2020	185,620
286,375	Interactive Data Corp., Term Loan	4.75%	05/02/2021	285,838
548,625	Jaguar Holding Co. I (aka Pharmaceutical Product Development, Inc.), Initial Term Loan	4.25%	08/18/2022	543,397
730,000	JBS USA LLC, Initial Term Loan(a)	L+3.00%	10/30/2022	731,365
185,000	Jonah Energy LLC, Second Lien Initial Term Loan	7.50%	05/12/2021	149,850
324,188	Life Time Fitness, Inc., Closing Date Term Loan	4.25%	06/10/2022	323,377
89,688	Media General, Inc., Term B Loan	4.00%	07/31/2020	89,118
99,000	Michaels Stores, Inc., Incremental Term Loan	4.00%	01/28/2020	99,247
361,350	Millennium Health LLC, Tranche B Term Loan	5.25%	04/16/2021	116,084
163,333	Multi Packaging Solutions Global Holdings Ltd., Term Loan	5.50%	09/30/2020	247,607
665,000	Navistar, Inc., Tranche B Term Loan	6.50%	08/07/2020	651,145
546,675	Neiman Marcus Group, Inc., Term Loan	4.25%	10/25/2020	536,083
94,763	NM Z Merger Sub, Inc. (aka Zep, Inc.), Term Loan	5.75%	06/27/2022	94,762
385,125	Ortho‐Clinical Diagnostics Holdings Luxembourg S.A.R.L., Initial Term Loan	4.75%	06/30/2021	379,188
227,700	Paragon Offshore Finance Co., Term Loan	3.75%	07/16/2021	92,788
120,383	Penn Engineering & Manufacturing Corp., Incremental Tranche C Term Loan	4.00%	08/27/2021	135,323
250,000	Quicksilver Resources, Inc., Second Lien Term Loan(b)	7.00%	06/21/2019	98,000
438,900	SBA Senior Finance II LLC, Incremental Tranche B‐2 Term Loan	3.25%	06/10/2022	433,688
625,275	Scientific Games International, Inc., Initial Term B2 Loan	6.00%	10/01/2021	618,338
220,000	Securus Technologies Holdings, Inc., Term B2 Loan	5.25%	04/30/2020	215,257

See Notes to Financial Statements.

Annual Report | September 30, 2015	75

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$250,000	Sedgwick Claims Management Services, Inc., Second Lien Term Loan	6.75%	02/28/2022	$236,875
108,625	Signode Industrial Group Lux SA, Initial Euro Term Loan	4.00%	05/01/2021	121,075
183,150	Solenis International LP (Solenis Holdings 3 LLC), Initial Euro Term Loan	4.50%	07/31/2021	205,291
197,106	Spectrum Brands, Inc., Euro Term Loan	3.50%	06/23/2022	220,452
215,000	Staples, Inc., First Lien Term Loan(a)	L+2.75%	04/23/2021	214,208
115,000	Sterigenics‐Nordion Holdings LLC, Initial Term Loan	4.25%	05/16/2022	114,497
203,017	Sungard Availability Services Capital, Inc., Tranche B Term Loan	6.00%	03/29/2019	173,326
374,253	Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan	3.75%	05/05/2016	374,486
150,000	TI Group Automotive Systems LLC, Initial Euro Term Loan	4.50%	06/30/2022	164,118
255,000	TI Group Automotive Systems LLC, Initial US Term Loan	4.50%	06/30/2022	252,237
231,101	Toys "R" US Property Co. I LLC, Initial Term Loan	6.00%	08/21/2019	211,457
457,811	TransDigm, Inc., Tranche E Term Loan	3.50%	05/16/2022	451,706
443,250	TransUnion LLC, Term B‐2 Loan	3.50%	04/09/2021	439,511
153,063	UTEX Industries, Inc., First Lien Initial Term Loan	5.00%	05/21/2021	132,399
177,750	WP Mustang Holdings LLC, First Lien Term Loan	5.50%	05/29/2021	174,788
100,000	WP Mustang Holdings LLC, Second Lien Term Loan	8.50%	05/29/2022	96,500
222,750	York Risk Services Holding Corp., Term Loan	4.75%	10/01/2021	214,490
				18,804,283

TOTAL BANK LOANS (Cost $30,238,781)				27,913,134

Principal Amount/Description		Rate	Maturity	Value
HIGH YIELD DEBT‐ 34.86%
Canada ‐ 1.72%
$165,000	1011778 BC ULC / New Red Finance, Inc.(c)	4.63%	01/15/2022	161,733
120,000	Baytex Energy Corp.(c)	5.13%	06/01/2021	96,000
110,000	Bombardier, Inc.(c)	6.00%	10/15/2022	81,950
90,000	Bombardier, Inc.(c)	7.50%	03/15/2025	67,950
120,000	Cascades, Inc.(c)	5.50%	07/15/2022	114,450
70,000	Cascades, Inc.(c)	5.75%	07/15/2023	67,025

See Notes to Financial Statements.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$80,000	Eldorado Gold Corp.(c)	6.13%	12/15/2020	$70,400
160,000	First Quantum Minerals Ltd.(c)	7.25%	05/15/2022	99,600
80,000	HudBay Minerals, Inc.	9.50%	10/01/2020	64,300
115,000	Novelis, Inc.	8.75%	12/15/2020	111,285
150,000	Open Text Corp.(c)	5.63%	01/15/2023	149,156
95,000	Precision Drilling Corp.	6.63%	11/15/2020	83,363
40,000	Valeant Pharmaceuticals International, Inc.(c)	5.63%	12/01/2021	38,100
515,000	Valeant Pharmaceuticals International, Inc.(c)	5.88%	05/15/2023	495,044
				1,700,356
France ‐ 1.21%
130,000	CMA CGM SA(c)	7.75%	01/15/2021	132,624
100,000	Holding Medi‐Partenaires SAS(d)	7.00%	05/15/2020	118,411
225,000	HomeVi SAS(c)	6.88%	08/15/2021	260,516
100,000	Kerneos Corporate SAS(c)	5.75%	03/01/2021	110,399
125,000	Novafives SAS(c)(e)	3.98%	06/30/2020	109,855
290,000	Numericable‐SFR SAS(d)	5.63%	05/15/2024	322,167
135,000	SPCM SA(c)	2.88%	06/15/2023	141,987
				1,195,959
Germany ‐ 0.50%
100,000	Trionista TopCo GmbH(c)	6.88%	04/30/2021	116,229
105,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH(d)	4.00%	01/15/2025	111,285
90,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH(d)	5.75%	01/15/2023	105,839
139,500	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH(d)	5.13%	01/21/2023	162,230
				495,583
Great Britain ‐ 1.91%
150,000	Arqiva Broadcast Finance PLC(d)	9.50%	03/31/2020	246,404
130,000	Ephios Bondco PLC(c)	6.25%	07/01/2022	145,444
100,000	Moto Finance PLC(c)	6.38%	09/01/2020	153,703
100,000	Premier Foods Finance PLC(c)(e)	5.59%	03/16/2020	136,299
200,000	R&R Ice Cream PLC(d)(f)	9.25%	05/15/2018	226,748
150,000	TA MFG. Ltd.(c)	3.63%	04/15/2023	157,993
200,000	Tullow Oil PLC(c)	6.00%	11/01/2020	141,500
230,000	Virgin Media Finance PLC(d)	7.00%	04/15/2023	361,048
100,000	Vougeot Bidco PLC(c)	7.88%	07/15/2020	158,551
100,000	Vougeot Bidco PLC(d)	7.88%	07/15/2020	158,551
				1,886,241

See Notes to Financial Statements.

Annual Report | September 30, 2015	77

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
Ireland ‐ 0.59%
$145,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust	5.00%	10/01/2021	$148,262
115,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(c)	4.25%	01/15/2022	126,574
310,000	Grifols Worldwide Operations Ltd.	5.25%	04/01/2022	308,450
				583,286
Italy ‐ 0.34%
310,000	Telecom Italia SpA	3.25%	01/16/2023	337,541

Jersey ‐ 0.40%
150,000	AA Bond Co. Ltd.(c)	5.50%	07/31/2022	215,340
120,000	CPUK Finance Ltd.(c)	7.00%	08/28/2020	182,438
				397,778
Luxembourg ‐ 3.01%
100,000	Altice Financing SA(c)	5.25%	02/15/2023	110,306
100,000	Altice SA(c)	7.25%	05/15/2022	105,734
100,000	Altice SA(d)	7.25%	05/15/2022	105,734
405,000	ArcelorMittal	6.25%	03/01/2021	366,019
210,000	BMBG Bond Finance SCA(d)(e)	4.98%	10/15/2020	235,920
150,000	Capsugel SA(c)(f)	7.00%	05/15/2019	149,906
400,000	ConvaTec Finance International SA(c)(f)	8.25%	01/15/2019	394,500
190,000	Dufry Finance SCA(c)	4.50%	08/01/2023	217,094
270,000	Intelsat Jackson Holdings SA	7.50%	04/01/2021	250,088
140,000	Matterhorn Telecom SA(c)	3.88%	05/01/2022	139,655
100,000	Matterhorn Telecom SA(d)	3.88%	05/01/2022	99,753
100,000	SIG Combibloc Holdings SCA(c)	7.75%	02/15/2023	114,813
100,000	Telenet Finance V Luxembourg SCA(d)	6.25%	08/15/2022	118,724
145,000	Wind Acquisition Finance SA(c)	7.00%	04/23/2021	162,023
360,000	Wind Acquisition Finance SA(d)	7.00%	04/23/2021	402,264
				2,972,533
Netherlands ‐ 1.06%
130,000	Carlson Wagonlit BV(d)	7.50%	06/15/2019	152,010
220,000	Darling Global Finance BV(c)	4.75%	05/30/2022	229,360
100,000	Grupo Antolin Dutch BV(c)	4.75%	04/01/2021	109,368
110,000	Grupo Antolin Dutch BV(c)	5.13%	06/30/2022	119,841
100,000	Schaeffler Holding Finance BV(c)(f)	6.88%	08/15/2018	115,814
115,000	UPC Holding BV(d)	6.75%	03/15/2023	138,316
175,000	Ziggo Bond Finance BV(d)	4.63%	01/15/2025	177,457
				1,042,166

See Notes to Financial Statements.

78	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
Norway ‐ 0.17%
$140,000	EWOS Holding AS(c)	6.75%	11/01/2020	$168,680

Spain ‐ 0.12%
100,000	PortAventura Entertainment Barcelona BV(c)	7.25%	12/01/2020	114,691

United States ‐ 23.83%
225,000	Acadia Healthcare Co., Inc.	5.13%	07/01/2022	222,187
55,000	Acadia Healthcare Co., Inc.(c)	5.63%	02/15/2023	55,413
280,000	ACCO Brands Corp.	6.75%	04/30/2020	292,600
230,000	AECOM(c)	5.75%	10/15/2022	232,300
180,000	Allegion US Holding Co., Inc.	5.75%	10/01/2021	185,400
155,000	Ally Financial, Inc.	4.13%	02/13/2022	149,769
185,000	Alphabet Holding Co., Inc.(f)	7.75%	11/01/2017	180,375
250,000	American Builders & Contractors Supply Co., Inc.(c)	5.63%	04/15/2021	248,750
65,000	AmeriGas Finance LLC / AmeriGas Finance Corp.	6.75%	05/20/2020	66,137
210,000	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.00%	05/20/2022	216,300
215,000	Amsurg Corp.	5.63%	07/15/2022	215,537
205,000	Apex Tool Group LLC(c)	7.00%	02/01/2021	169,125
150,000	ARC Properties Operating Partnership LP	4.60%	02/06/2024	144,375
160,000	Ashtead Capital, Inc.(c)	6.50%	07/15/2022	168,000
15,000	Ashtead Capital, Inc.(c)	5.63%	10/01/2024	15,000
185,000	B&G Foods, Inc.	4.63%	06/01/2021	178,756
5,000	Berry Petroleum Co. LLC	6.75%	11/01/2020	1,775
185,000	Berry Plastics Corp.	5.50%	05/15/2022	179,681
220,000	BlueLine Rental Finance Corp.(c)	7.00%	02/01/2019	212,300
145,000	Building Materials Corp. of America(c)	5.38%	11/15/2024	143,912
150,000	Building Materials Corp. of America(c)	6.00%	10/15/2025	152,250
85,000	Cablevision Systems Corp.	5.88%	09/15/2022	64,600
65,000	California Resource Corp.	5.00%	01/15/2020	42,128
115,000	California Resource Corp.	5.50%	09/15/2021	70,725
90,000	Calpine Corp.	5.38%	01/15/2023	84,375
80,000	Calpine Corp.	5.50%	02/01/2024	74,750
200,000	Carlson Travel Holdings, Inc.(c)(f)	7.50%	08/15/2019	201,000
55,000	Carrizo Oil & Gas, Inc.	6.25%	04/15/2023	48,537
120,000	CCO Holdings LLC / CCO Holdings Capital Corp.(c)	5.13%	05/01/2023	110,774
100,000	Celanese US Holdings LLC	3.25%	10/15/2019	112,413
170,000	CenturyLink, Inc.(c)	5.63%	04/01/2025	136,637

See Notes to Financial Statements.

Annual Report | September 30, 2015	79

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$200,000	Cequel Communications Holdings I LLC / Cequel Capital Corp.(c)	5.13%	12/15/2021	$176,750
130,000	Chesapeake Energy Corp.	5.38%	06/15/2021	87,425
35,000	Chesapeake Energy Corp.	4.88%	04/15/2022	23,012
315,000	CHS/Community Health Systems, Inc.	6.88%	02/01/2022	322,469
215,000	Churchill Downs, Inc.	5.38%	12/15/2021	218,225
190,000	CITGO Petroleum Corp.(c)	6.25%	08/15/2022	182,400
165,000	Cliffs Natural Resources, Inc.(c)	8.25%	03/31/2020	146,025
145,000	CommScope Holding Co., Inc.(c)(f)	6.63%	06/01/2020	149,169
125,000	CommScope, Inc.(c)	5.00%	06/15/2021	122,656
175,000	Covanta Holding Corp.	6.38%	10/01/2022	179,375
70,000	CSC Holdings LLC	6.75%	11/15/2021	62,825
5,000	CSC Holdings LLC	5.25%	06/01/2024	3,956
205,000	DaVita HealthCare Partners, Inc.	5.13%	07/15/2024	201,694
235,000	DBP Holding Corp.(c)	7.75%	10/15/2020	162,150
100,000	Denbury Resources, Inc.	6.38%	08/15/2021	63,500
125,000	Denbury Resources, Inc.	5.50%	05/01/2022	74,687
230,000	DISH DBS Corp.	5.88%	07/15/2022	203,550
80,000	Dynegy, Inc.	6.75%	11/01/2019	80,600
140,000	Dynegy, Inc.	5.88%	06/01/2023	130,637
295,000	Endo Finance LLC(c)	5.75%	01/15/2022	291,312
180,000	Energizer SpinCo, Inc.(c)	5.50%	06/15/2025	175,725
160,000	Energy XXI Gulf Coast, Inc.(c)	11.00%	03/15/2020	76,000
150,000	EnerSys(c)	5.00%	04/30/2023	146,250
245,000	Envision Healthcare Corp.(c)	5.13%	07/01/2022	243,162
120,000	Evolution Escrow Issuer LLC(c)	7.50%	03/15/2022	76,200
140,000	ExamWorks Group, Inc.	5.63%	04/15/2023	142,450
125,000	Family Tree Escrow LLC(c)	5.75%	03/01/2023	130,312
245,000	First Data Corp.(c)	8.25%	01/15/2021	255,106
205,000	First Quality Finance Co., Inc.(c)	4.63%	05/15/2021	191,675
85,000	Flexi‐Van Leasing, Inc.(c)	7.88%	08/15/2018	86,487
150,000	Forum Energy Technologies, Inc.	6.25%	10/01/2021	126,750
25,000	Frontier Communications Corp.(c)	10.50%	09/15/2022	24,375
75,000	Frontier Communications Corp.	7.13%	01/15/2023	62,017
180,000	Frontier Communications Corp.	6.88%	01/15/2025	146,475
135,000	Global Brass & Copper, Inc.	9.50%	06/01/2019	146,644
150,000	Gulfport Energy Corp.(c)	6.63%	05/01/2023	138,750
370,000	HCA Holdings, Inc.	6.25%	02/15/2021	394,975
5,000	HealthSouth Corp.	5.13%	03/15/2023	4,831
180,000	HealthSouth Corp.	5.75%	11/01/2024	178,200
195,000	HUB International Ltd.(c)	7.88%	10/01/2021	186,712
220,000	IMS Health, Inc.(c)	4.13%	04/01/2023	236,411
255,000	Ingles Markets, Inc.	5.75%	06/15/2023	263,288

See Notes to Financial Statements.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$160,000	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.(c)	6.88%	02/15/2019	$144,800
240,000	Iron Mountain, Inc.(c)	6.00%	10/01/2020	242,928
175,000	Jaguar Holding Co. II / Pharmaceutical Product Development LLC(c)	6.38%	08/01/2023	170,625
55,000	JBS USA LLC / JBS USA Finance, Inc.(c)	7.25%	06/01/2021	57,337
135,000	JBS USA LLC / JBS USA Finance, Inc.(c)	7.25%	06/01/2021	140,738
120,000	Jones Energy Holdings LLC / Jones Energy Finance Corp.	6.75%	04/01/2022	95,926
110,000	Kraton Polymers LLC / Kraton Polymers Capital Corp.	6.75%	03/01/2019	109,244
5,000	Laredo Petroleum, Inc.	5.63%	01/15/2022	4,500
145,000	Laredo Petroleum, Inc.	6.25%	03/15/2023	132,675
35,000	Level 3 Financing, Inc.	6.13%	01/15/2021	36,068
315,000	Level 3 Financing, Inc.(c)	5.13%	05/01/2023	301,612
250,000	LifePoint Health, Inc.	5.50%	12/01/2021	252,813
5,000	Linn Energy LLC / Linn Energy Finance Corp.	6.50%	05/15/2019	1,400
325,000	Linn Energy LLC / Linn Energy Finance Corp.	6.25%	11/01/2019	87,750
250,000	Mallinckrodt International Finance SA /Mallinckrodt CB LLC(c)	5.75%	08/01/2022	242,188
35,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(c)	5.63%	10/15/2023	31,981
115,000	Meccanica Holdings USA, Inc.(c)	6.25%	07/15/2019	123,340
155,000	Mediacom Broadband LLC / Mediacom Broadband Corp.	5.50%	04/15/2021	147,831
235,000	Michaels Stores, Inc.(c)	5.88%	12/15/2020	246,163
180,000	Milacron LLC / Mcron Finance Corp.(c)	7.75%	02/15/2021	184,500
265,000	Natural Resource Partners LP / NRP Finance Corp.	9.13%	10/01/2018	186,825
105,000	Neiman Marcus Group Ltd. LLC(c)(f)	8.75%	10/15/2021	108,675
180,000	NRG Energy, Inc.	6.63%	03/15/2023	166,500
85,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	67,150
85,000	Oasis Petroleum, Inc.	6.88%	01/15/2023	66,300
180,000	OPE KAG Finance Sub, Inc.(c)	7.88%	07/31/2023	183,150
180,000	Paragon Offshore PLC(c)	6.75%	07/15/2022	25,200
145,000	Party City Holdings, Inc.(c)	6.13%	08/15/2023	146,813
130,000	PHI, Inc.	5.25%	03/15/2019	112,450
185,000	Pilgrim's Pride Corp.(c)	5.75%	03/15/2025	182,225
185,000	Pinnacle Foods Finance LLC	4.88%	05/01/2021	182,225
130,000	Pittsburgh Glass Works LLC(c)	8.00%	11/15/2018	135,200
230,000	Plastipak Holdings, Inc.(c)	6.50%	10/01/2021	220,800
155,000	Post Holdings, Inc.(c)	6.00%	12/15/2022	148,994
45,000	Post Holdings, Inc.(c)	7.75%	03/15/2024	46,237

See Notes to Financial Statements.

Annual Report | September 30, 2015	81

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$220,000	Prestige Brands, Inc.(c)	5.38%	12/15/2021	$215,600
100,000	PSPC Escrow Corp.(c)	6.00%	02/01/2023	95,502
105,000	Range Resources Corp.(c)	4.88%	05/15/2025	93,844
105,000	Rent‐A‐Center, Inc.	6.63%	11/15/2020	103,425
95,000	Rent‐A‐Center, Inc.	4.75%	05/01/2021	81,225
40,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	8.25%	02/15/2021	40,100
230,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	5.75%	10/15/2020	232,875
150,000	RHP Hotel Properties LP / RHP Finance Corp.	5.00%	04/15/2023	150,000
100,000	Rite Aid Corp.(c)	6.13%	04/01/2023	99,625
80,000	RR Donnelley & Sons Co.	7.00%	02/15/2022	77,900
50,000	RR Donnelley & Sons Co.	6.50%	11/15/2023	47,187
90,000	RR Donnelley & Sons Co.	6.00%	04/01/2024	83,138
38,000	Sabine Pass Liquefaction LLC	5.63%	02/01/2021	35,435
170,000	Sabine Pass Liquefaction LLC	5.63%	04/15/2023	153,425
30,000	Sabine Pass Liquefaction LLC(c)	5.63%	03/01/2025	26,513
125,000	Sally Holdings LLC / Sally Capital, Inc.	5.75%	06/01/2022	130,938
190,000	SBA Communications Corp.	4.88%	07/15/2022	187,150
210,000	Scientific Games International, Inc.	6.25%	09/01/2020	151,725
155,000	Scientific Games International, Inc.(c)	7.00%	01/01/2022	153,838
120,000	Sequa Corp.(c)	7.00%	12/15/2017	62,400
130,000	Sinclair Television Group, Inc.	5.38%	04/01/2021	127,563
50,000	Sinclair Television Group, Inc.	6.38%	11/01/2021	50,500
270,000	Six Flags Entertainment Corp.(c)	5.25%	01/15/2021	271,350
225,000	Smithfield Foods, Inc.	6.63%	08/15/2022	237,938
80,000	Spectrum Brands, Inc.(c)	5.75%	07/15/2025	82,000
95,000	Spectrum Brands, Inc.	6.63%	11/15/2022	100,938
100,000	Sprint Communications, Inc.	6.00%	11/15/2022	75,500
520,000	Sprint Corp.	7.25%	09/15/2021	427,050
65,000	Sprint Corp.	7.63%	02/15/2025	50,497
140,000	Steel Dynamics, Inc.	5.13%	10/01/2021	133,350
20,000	Steel Dynamics, Inc.	5.50%	10/01/2024	18,388
115,000	Stone Energy Corp.	7.50%	11/15/2022	71,875
125,000	Summit Materials LLC / Summit Materials Finance Corp.	6.13%	07/15/2023	121,250
15,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(c)	7.38%	02/01/2020	13,347
35,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(c)	7.38%	02/01/2020	31,143
220,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(c)	7.38%	02/01/2020	195,756
80,000	Talen Energy Supply LLC(c)	4.63%	07/15/2019	73,200

See Notes to Financial Statements.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Principal Amount/Description		Rate	Maturity	Value
$185,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.(c)	6.75%	03/15/2024	$176,906
235,000	Tempur Sealy International, Inc.	6.88%	12/15/2020	249,688
20,000	Tempur Sealy International, Inc.(c)	5.63%	10/15/2023	20,075
210,000	Tenet Healthcare Corp.	4.50%	04/01/2021	207,638
120,000	Tenet Healthcare Corp.	6.75%	06/15/2023	119,400
170,000	TerraForm Power Operating LLC(c)	5.88%	02/01/2023	150,875
180,000	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.13%	10/15/2021	177,750
140,000	The ADT Corp.	6.25%	10/15/2021	145,075
215,000	The Chemours Co.(c)	6.13%	05/15/2023	159,881
170,000	The GEO Group, Inc.	5.13%	04/01/2023	168,725
165,000	The Goodyear Tire & Rubber Co.	7.00%	05/15/2022	175,931
275,000	Time, Inc.(c)	5.75%	04/15/2022	258,500
10,000	T‐Mobile USA, Inc.	6.54%	04/28/2020	10,187
30,000	T‐Mobile USA, Inc.	6.63%	04/28/2021	30,150
85,000	T‐Mobile USA, Inc.	6.00%	03/01/2023	82,238
90,000	T‐Mobile USA, Inc.	6.25%	04/01/2021	89,910
185,000	TMS International Corp.(c)	7.63%	10/15/2021	172,975
85,000	Tronox Finance LLC	6.38%	08/15/2020	54,400
150,000	Ultra Petroleum Corp.(c)	6.13%	10/01/2024	86,250
190,000	United Rentals North	5.50%	07/15/2025	178,363
150,000	Univision Communications, Inc.(c)	5.13%	05/15/2023	143,250
225,000	VWR Funding, Inc.(c)	4.63%	04/15/2022	239,098
120,000	Walter Investment Management Corp.	7.88%	12/15/2021	103,050
120,000	West Corp.(c)	5.38%	07/15/2022	111,300
115,000	Whiting Petroleum Corp.	6.25%	04/01/2023	100,050
207,000	WMG Acquisition Corp.(d)	6.25%	01/15/2021	236,506
155,000	ZF North America Capital, Inc.(c)	4.50%	04/29/2022	147,056
				23,522,973

TOTAL HIGH YIELD DEBT (Cost $37,594,631)				34,417,787

Shares/Description		Value
SHORT-TERM INVESTMENTS - 5.63%
5,557,754	State Street Institutional Trust (7 Day Yield 0.00%)	5,557,754

TOTAL SHORT-TERM INVESTMENTS (Cost $5,557,754)		5,557,754

See Notes to Financial Statements.

Annual Report | September 30, 2015	83

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

Value
TOTAL INVESTMENTS ‐ 99.74% (Cost $107,586,148)	$98,467,759
CASH SEGREGATED AT CUSTODIAN FOR FORWARD FOREIGN CURRENCY CONTRACTS ‐ 0.15%	150,000
OTHER ASSETS IN EXCESS OF LIABILITIES ‐ 0.11%	$110,214
NET ASSETS ‐ 100.00%	$98,727,973

(a)	All or a portion of this position has not settled as of September 30, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.
(b)	Security is currently in default.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $17,189,523, which represents approximately 17.41% of net assets as of September 30, 2015.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2015, the aggregate fair value of those securities was $3,479,367, representing 3.52% of net assets.
(e)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2015.
(f)	Pay-in-kind securities.

Common Abbreviations:
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AS - Anonim Sirket is the Turkish term for Incorporation.
BV - Besloten Vennootschap a Dutch private limited liability company.
GmbH - Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
KG - Kommanditgesellschaft is the German term for a private limited company.
LLC - Limited Liability Corp.
LP - Limited Partnership.
Ltd. - Limited.
PLC - Public Limited Co.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
S.A.R.L. - Société Anonyme à Responsabilité Limitée (French: Limited Liability Company)
SAS - Societe per actions simplifiee is the French term for a joint stock company.
SCA- Societe en commandite pe actiuni is the Romanian term for limited liability partnership.
SpA - Societa per Azioni.
S.r.l. - Società a Responsabilità Limitata (Italian: limited company)

See Notes to Financial Statements.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2015

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Contract Type	Settlement Date	Current Value	Unrealized Appreciation
State Street Boston	EUR	106,084	Purchase	10/07/2015	$118,550	$218
State Street Boston	EUR	126,457	Sale	10/07/2015	141,318	1,650
State Street Boston	GBP	1,631,391	Sale	10/07/2015	2,467,804	20,543
						$22,411

Counterparty	Foreign Currency	Contracted Amount*	Contract Type	Settlement Date	Current Value	Unrealized Depreciation
State Street Boston	EUR	405,392	Purchase	10/07/2015	$453,033	$(666)
State Street Boston	EUR	12,542,892	Sale	10/07/2015	14,016,911	(57,537)
						$(58,203)

*	The contracted amount is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro
GBP	-	British Pound Sterling

See Notes to Financial Statements.

Annual Report | September 30, 2015	85

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2015

ASSETS:
Investment in securities:
At cost	$714,560,580
At value	$672,823,290
Investment in affiliates:
At cost	31,528,689
At value	30,638,829
Receivable for fund investments sold	4,683,762
Dividends receivable	1,389,195
Receivable for fund shares sold	822,033
Cash segregated at custodian for total return swap contracts	400,000
Unrealized appreciation on total return swap contracts	12,046
Prepaid expenses and other assets	34,160
Total Assets	710,803,315

LIABILITIES:
Facility loan fee payable	9,911
Payable for fund investments purchased	3,912,273
Payable for fund shares redeemed	459,975
Payable to Adviser	600,065
Payable for Fund Accounting and Administration fees	24,664
Accrued 12b-1 fees - Class R Shares	113,875
Payable for Custodian fees	5,173
Payable for Audit fees	19,416
Payable to Transfer agency	5,473
Payable to Trustees and Officers	2,853
Other accrued expenses	54,994
Total Liabilities	5,208,672
Net Assets	$705,594,643

NET ASSETS CONSIST OF:
Paid-in capital	$722,689,879
Accumulated net investment income	1,499,380
Accumulated net realized gain on investments	24,020,488
Net unrealized depreciation on investments and total return swap contracts	(42,615,104)
Net Assets	$705,594,643

See Notes to Financial Statements.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2015

PRICING OF SHARES:
Class I Shares
Net Assets	$166,905,149
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	15,535,535
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.74
Minimum Redemption Price Per Share(a)	$10.53
Class R Shares
Net Assets	$538,689,494
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	50,144,652
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.74
Minimum Redemption Price Per Share(a)	$10.53

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2015	87

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2015

ASSETS:
Investment in securities:
At cost	$2,031,951,126
At value	$1,940,302,263
Investment in affiliates:
At cost	25,600,467
At value	23,874,335
Receivable for fund investments sold	18,066,462
Interest receivable	5,920,563
Dividends receivable	2,319,477
Receivable for fund shares sold	1,915,377
Cash segregated at custodian for total return swap contracts	400,000
Prepaid expenses and other assets	66,900
Total Assets	1,992,865,377

LIABILITIES:
Facility loan fee payable	24,455
Payable for fund investments purchased	17,991,325
Payable for fund shares redeemed	4,594,841
Unrealized depreciation on total return swap contract	184,084
Payable for distributions	59
Payable to Adviser	1,221,475
Payable for Fund Accounting and Administration fees	145,128
Accrued 12b-1 fees - Class R Shares	48,640
Payable for Custodian fees	14,220
Payable for Audit fees	27,894
Payable to Transfer agency	26,125
Payable to Trustees and Officers	10,468
Other accrued expenses	149,865
Total Liabilities	24,438,579
Net Assets	$1,968,426,798

NET ASSETS CONSIST OF:
Paid-in capital	$2,058,640,950
Accumulated net investment income	11,957,006
Accumulated net realized loss on investments	(8,612,079)
Net unrealized depreciation on investments and total return swap contracts	(93,559,079)
Net Assets	$1,968,426,798

See Notes to Financial Statements.

88	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2015

PRICING OF SHARES:
Class I Shares
Net Assets	$1,735,107,769
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	167,274,408
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.37
Minimum Redemption Price Per Share(a)	$10.16
Class R Shares
Net Assets	$233,319,029
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	22,465,505
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.39
Minimum Redemption Price Per Share(a)	$10.18

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2015	89

RiverNorth Equity Opportunity Fund

Statement of Assets and Liabilities	September 30, 2015

ASSETS:
Investment in securities:
At cost	$7,272,659
At value	$6,718,162
Receivable for fund shares sold	175,000
Receivable for fund investments sold	15,718
Dividends receivable	2,956
Receivable due from Adviser	437
Prepaid expenses and other assets	14,784
Total Assets	6,927,057

LIABILITIES:
Facility loan fee payable	120
Payable for fund shares redeemed	400
Payable for Fund Accounting and Administration fees	1,005
Accrued 12b-1 fees - Class R Shares	1,082
Payable for Custodian fees	2,474
Payable for Audit fees	17,916
Payable to Transfer agency	2,388
Payable to Trustees and Officers	34
Other accrued expenses	1,476
Total Liabilities	26,895
Net Assets	$6,900,162

NET ASSETS CONSIST OF:
Paid-in capital	$7,060,012
Accumulated net realized gain on investments	394,647
Net unrealized depreciation on investments	(554,497)
Net Assets	$6,900,162

See Notes to Financial Statements.

90	(888) 848-7569 | www.rivernorth.com

RiverNorth Equity Opportunity Fund

Statement of Assets and Liabilities	September 30, 2015

PRICING OF SHARES:
Class I Shares
Net Assets	$1,682,709
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	181,869
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.25
Minimum Redemption Price Per Share(a)	$9.07
Class R Shares
Net Assets	$5,217,453
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	563,900
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.25
Minimum Redemption Price Per Share(a)	$9.07

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2015	91

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2015

ASSETS:
Investment in securities:
At cost	$107,586,148
At value	$98,467,759
Foreign currency, at value (Cost $188,363)	189,963
Receivable for fund investments sold	1,915,386
Interest receivable	800,431
Receivable for fund shares sold	416,332
Cash segregated at custodian for forward foreign currency contracts	150,000
Dividends receivable	65,436
Unrealized appreciation on forward foreign currency contracts	22,411
Prepaid expenses and other assets	10,090
Total Assets	102,037,808

LIABILITIES:
Facility loan fee payable	1,209
Payable for fund investments purchased	3,006,246
Payable for fund shares redeemed	88,107
Unrealized depreciation on forward foreign currency contracts	58,203
Payable to Adviser	82,707
Payable for Fund Accounting and Administration fees	29,626
Accrued 12b-1 fees - Class R Shares	2,265
Payable for Custodian fees	3,423
Payable for Audit fees	26,917
Payable to Transfer agency	3,556
Payable to Trustees and Officers	578
Other accrued expenses	6,998
Total Liabilities	3,309,835
Net Assets	$98,727,973

NET ASSETS CONSIST OF:
Paid-in capital	$107,940,893
Accumulated net investment income	804,281
Accumulated net realized loss on investments and forward foreign currency contracts	(860,272)
Net unrealized depreciation on investments	(9,156,929)
Net Assets	$98,727,973

See Notes to Financial Statements.

92	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2015

PRICING OF SHARES:
Class I Shares
Net Assets	$88,360,021
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	9,629,479
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.18
Minimum Redemption Price Per Share(a)	$9.00
Class R Shares
Net Assets	$10,367,952
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	1,130,881
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.17
Minimum Redemption Price Per Share(a)	$8.99

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2015	93

RiverNorth Core Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividend income	$33,649,125
Dividend income from affiliated securities	2,448,906
Foreign taxes withheld	(857)
Total Investment Income	36,097,174

EXPENSES:
Investment Adviser fee	7,928,164
12b-1 fees - Class R Shares	1,631,756
Accounting and administration fee	302,122
Printing expenses	97,308
Registration expenses	73,891
Compliance expenses	60,252
Transfer agent expenses	55,665
Legal expenses	47,056
Trustee expenses	47,046
Facility loan fee	34,933
Insurance expenses	22,471
Audit expenses	20,868
Custodian expenses	12,798
24f-2 expenses	9,611
Miscellaneous expenses	43,297
Total Expenses	10,387,238
Net Investment Income	25,709,936

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	16,393,422
Total return swap contracts	(724,458)
Net realized gain	15,668,964
Long-term capital gain distributions from other investment companies	10,872,696
Net change in unrealized appreciation/(depreciation) on:
Investments	(111,340,491)
Total return swap contracts	12,046
Net change in unrealized appreciation/(depreciation)	(111,328,445)
Net Realized and Unrealized Loss on Investments and Total return swap contracts	(84,786,785)
Net Decrease in Net Assets Resulting from Operations	$(59,076,849)

See Notes to Financial Statements.

94	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Operations	For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividend income	$47,224,902
Dividend income from affiliated securities	600,467
Interest income	62,480,460
Other income	291,757
Total Investment Income	110,597,586

EXPENSES:
Investment Adviser fee	13,535,353
Accounting and administration fee	898,114
12b-1 fees - Class R Shares	621,655
Transfer agent expenses	214,572
Compliance expenses	131,492
Printing expenses	123,940
Registration expenses	111,158
Trustee expenses	104,554
Legal expenses	86,772
Facility loan fee	83,489
24f-2 expenses	69,922
Custodian expenses	45,393
Insurance expenses	40,169
Audit expenses	28,946
Miscellaneous expenses	79,254
Total Expenses	16,174,783
Net Investment Income	94,422,803

REALIZED AND UNREALIZED GAIN:
Net realized gain/(loss) on:
Investments	2,869,917
Total return swap contracts	(179,277)
Net realized gain	2,690,640
Long-term capital gain distributions from other investment companies	746,878
Net change in unrealized depreciation on:
Investments	(105,908,809)
Total return swap contracts	(184,084)
Net change in unrealized depreciation	(106,092,893)
Net Realized and Unrealized Loss on Investments and Total return swap contracts	(102,655,375)
Net Decrease in Net Assets Resulting from Operations	$(8,232,572)

See Notes to Financial Statements.

Annual Report | September 30, 2015	95

RiverNorth Equity Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividend income	$155,105
Foreign taxes withheld	(362)
Total Investment Income	154,743

EXPENSES:
Investment Adviser fee	99,303
Registration expenses	35,021
Transfer agent expenses	27,253
12b-1 fees - Class R Shares	19,952
Audit expenses	18,968
Accounting and administration fee	5,580
Printing expenses	3,963
Compliance expenses	803
Trustee expenses	641
Legal expenses	560
Facility loan fee	440
Insurance expenses	311
Miscellaneous expenses	3,807
Total expenses before waiver/reimbursement	216,602
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(12,743)
Class R Shares	(49,847)
Net Expenses	154,012
Net Investment Income	731

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	483,988
Long-term capital gain distributions from other investment companies	346,786
Net change in unrealized depreciation on:
Investments	(1,275,718)
Net Realized and Unrealized Loss on Investments	(444,944)
Net Decrease in Net Assets Resulting from Operations	$(444,213)

See Notes to Financial Statements.

96	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividend income	$1,757,969
Interest income	3,409,035
Other income	19,008
Foreign taxes withheld	(1,566)
Total Investment Income	5,184,446

EXPENSES:
Investment Adviser fee	900,489
Accounting and administration fee	105,071
Registration expenses	39,478
12b-1 fees - Class R Shares	36,711
Transfer agent expenses	35,839
Audit expenses	29,968
Custodian expenses	12,663
Interest paid on line of credit	11,220
Printing expenses	9,228
Compliance expenses	6,317
Trustee expenses	5,280
Legal expenses	4,257
Facility loan fee	4,010
Insurance expenses	2,623
24f-2 expenses	1,538
Repayment of previously waived fees
Class I	43,973
Class R	7,343
Miscellaneous expenses	7,583
Total Expenses	1,263,591
Net Investment Income	3,920,855

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(1,872,529)
Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	2,232,791
Net realized gain	360,262
Long-term capital gain distributions from other investment companies	38,611
Net change in unrealized depreciation on:
Investments	(7,642,650)
Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(548,640)
Net change in unrealized depreciation	(8,191,290)
Net Realized and Unrealized Loss on Investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(7,792,417)
Net Decrease in Net Assets Resulting from Operations	$(3,871,562)

See Notes to Financial Statements.

Annual Report | September 30, 2015	97

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$25,709,936	$18,054,726
Net realized gain on Investments and Total return swap contracts	15,668,964	47,277,964
Long-term capital gain distributions from other investment companies	10,872,696	11,542,203
Net change in unrealized depreciation on Investments and Total return swap contracts	(111,328,445)	(9,289,320)
Net increase/(decrease) in net assets resulting from operations	(59,076,849)	67,585,573

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares(a)	(6,416,433)	–
Class R Shares	(29,402,363)	(11,486,483)
From net realized gains on investments:
Class I Shares(a)	(6,161,292)	–
Class R Shares	(45,545,598)	(33,304,287)
Net decrease in net assets from distributions to shareholders	(87,525,686)	(44,790,770)

CAPITAL SHARE TRANSACTIONS:
Class I Shares(a)
Proceeds from shares sold	202,766,378	40,246,635
Reinvestment of distributions	4,843,785	–
Cost of shares redeemed	(51,182,167)	(34,543)
Redemption fees(b)	10,143	–
Net increase in net assets from capital share transactions	156,438,139	40,212,092

Class R Shares
Proceeds from shares sold	162,337,603	237,141,950
Reinvestment of distributions	73,689,908	44,203,084
Cost of shares redeemed	(285,230,837)	(246,827,216)
Redemption fees(b)	40,755	31,701
Net increase/(decrease) in net assets from capital share transactions	(49,162,571)	34,549,519

Net Increase/(Decrease) in Net Assets	(39,326,967)	97,556,414

NET ASSETS:
Beginning of period	744,921,610	647,365,196
End of period (including accumulated net investment income of $1,499,380 and $12,332,698)	$705,594,643	$744,921,610

See Notes to Financial Statements.

98	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
OTHER INFORMATION:
Share Transactions:
Class I Shares(a)
Shares sold	16,413,130	3,037,552
Shares issued in reinvestment of distributions	412,766	–
Shares redeemed	(4,325,289)	(2,624)
Net increase from share transactions	12,500,607	3,034,928

Class R Shares
Shares sold	13,252,507	18,345,450
Shares issued in reinvestment of distributions	6,195,243	3,556,161
Shares redeemed	(23,342,526)	(19,038,395)
Net increase/(decrease) from share transactions	(3,894,776)	2,863,216

(a)	Commenced operations on August 11, 2014.
(b)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2015	99

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$94,422,803	$60,920,838
Net realized gain on Investments and Total return swap contracts	2,690,640	9,312,669
Long-term capital gain distributions from other investment companies	746,878	69,538
Net change in unrealized appreciation/(depreciation) on Investments and Total return swap contracts	(106,092,893)	22,778,299
Net increase/(decrease) in net assets resulting from operations	(8,232,572)	93,081,344

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(76,233,640)	(50,992,234)
Class R Shares	(11,319,592)	(16,781,869)
From net realized gains on investments:
Class I Shares	–	(3,325,361)
Class R Shares	–	(1,206,293)
Net decrease in net assets from distributions to shareholders	(87,553,232)	(72,305,757)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	1,037,758,724	598,815,316
Reinvestment of distributions	53,794,861	39,127,768
Cost of shares redeemed	(421,391,306)	(289,941,452)
Redemption fees(a)	113,913	66,088
Net increase in net assets from capital share transactions	670,276,192	348,067,720

Class R Shares
Proceeds from shares sold	107,924,068	190,917,165
Reinvestment of distributions	11,097,338	17,494,663
Cost of shares redeemed	(106,038,721)	(252,876,310)
Redemption fees(a)	18,215	23,147
Net increase/(decrease) in net assets from capital share transactions	13,000,900	(44,441,335)

Net Increase in Net Assets	587,491,288	324,401,972

NET ASSETS:
Beginning of period	1,380,935,510	1,056,533,538
End of period (including accumulated net investment income of $11,957,006 and $259,043)	$1,968,426,798	$1,380,935,510

See Notes to Financial Statements.

100	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	95,899,127	54,921,971
Shares issued in reinvestment of distributions	5,021,948	3,603,782
Shares redeemed	(39,272,763)	(26,917,896)
Net increase from share transactions	61,648,312	31,607,857

Class R Shares
Shares sold	9,938,360	17,485,985
Shares issued in reinvestment of distributions	1,033,082	1,609,616
Shares redeemed	(9,830,536)	(23,220,388)
Net increase/(decrease) from share transactions	1,140,906	(4,124,787)

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2015	101

RiverNorth Equity Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$731	$141,832
Net realized gain on Investments	483,988	1,780,553
Long-term capital gain distributions from other investment companies	346,786	257,146
Net change in unrealized depreciation on Investments	(1,275,718)	(486,735)
Net increase/(decrease) in net assets resulting from operations	(444,213)	1,692,796

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(29,518)	(112,441)
Class R Shares	(24,018)	(398,073)
From net realized gains on investments:
Class I Shares	(320,383)	(154,414)
Class R Shares	(1,704,766)	(539,682)
Net decrease in net assets from distributions to shareholders	(2,078,685)	(1,204,610)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	1,148,288	405,372
Reinvestment of distributions	328,670	260,497
Cost of shares redeemed	(1,214,017)	(1,904,952)
Redemption fees(b)	252	509
Net increase/(decrease) in net assets from capital share transactions	263,193	(1,238,574)

Class R Shares
Proceeds from shares sold	1,915,408	2,051,639
Reinvestment of distributions	1,687,207	927,068
Cost of shares redeemed	(5,188,659)	(5,474,787)
Redemption fees(b)	1,032	1,955
Net decrease in net assets from capital share transactions	(1,585,012)	(2,494,125)

Net Decrease in Net Assets	(3,844,717)	(3,244,513)

NET ASSETS:
Beginning of period	10,744,879	13,989,392
End of period (including accumulated net investment income of $– and $–)	$6,900,162	$10,744,879

See Notes to Financial Statements.

102	(888) 848-7569 | www.rivernorth.com

RiverNorth Equity Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	106,790	33,780
Shares issued in reinvestment of distributions	30,817	21,922
Shares redeemed	(114,125)	(159,846)
Net increase/(decrease) from share transactions	23,482	(104,144)

Class R Shares
Shares sold	164,600	170,141
Shares issued in reinvestment of distributions	157,751	77,996
Shares redeemed	(484,450)	(457,453)
Net decrease from share transactions	(162,099)	(209,316)

(a)	Prior to January 1, 2014, the RiverNorth Equity Opportunity Fund was known as the RiverNorth/Manning & Napier Dividend Income Fund.
(b)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2015	103

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,920,855	$3,316,666
Net realized gain on Investments and Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	360,262	1,681,798
Long-term capital gain distributions from other investment companies	38,611	172,777
Net change in unrealized depreciation on Investments, Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(8,191,290)	(389,463)
Net increase/(decrease) in net assets resulting from operations	(3,871,562)	4,781,778

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(3,939,482)	(2,286,995)
Class R Shares	(745,793)	(1,266,786)
From net realized gains on investments:
Class I Shares	(1,190,086)	–
Class R Shares	(304,183)	–
Net decrease in net assets from distributions to shareholders	(6,179,544)	(3,553,781)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	64,465,160	49,829,646
Reinvestment of distributions	4,674,696	2,066,244
Cost of shares redeemed	(41,658,196)	(8,300,097)
Redemption fees(a)	2,642	6,483
Net increase in net assets from capital share transactions	27,484,302	43,602,276

Class R Shares
Proceeds from shares sold	3,720,620	20,137,356
Reinvestment of distributions	1,045,115	1,251,067
Cost of shares redeemed	(9,107,176)	(28,173,487)
Redemption fees(a)	563	3,835
Net decrease in net assets from capital share transactions	(4,340,878)	(6,781,228)

Net Increase in Net Assets	13,092,318	38,049,044

See Notes to Financial Statements.

104	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
NET ASSETS:
Beginning of period	85,635,655	47,586,611
End of period (including accumulated net investment income of $804,281 and $324,092)	$98,727,973	$85,635,655

OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	6,602,226	4,821,757
Shares issued in reinvestment of distributions	480,890	199,618
Shares redeemed	(4,233,471)	(800,633)
Net increase from share transactions	2,849,645	4,220,743

Class R Shares
Shares sold	377,548	1,950,384
Shares issued in reinvestment of distributions	107,244	121,086
Shares redeemed	(932,206)	(2,716,014)
Net decrease from share transactions	(447,414)	(644,544)

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2015	105

RiverNorth Core Opportunity Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period ended September 30, 2014(a)

Net asset value - beginning of period	$13.06	$13.16
Income/(Loss) from investment operations:
Net investment income(b)	0.44	0.08
Net realized and unrealized loss on investments(b)	(1.30)	(0.18	)(c)
Total loss from investment operations	(0.86)	(0.10)

Less distributions:
From net investment income	(0.60)	–
From net realized gain on investments	(0.86)	–
Total distributions	(1.46)	–
Paid-in capital from redemption fees(b)	0.00 (d)	–
Net decrease in net asset value	(2.32)	(0.10)
Net asset value - end of period	$10.74	$13.06

Total Return(e)	(7.50%)	(0.76	%)(f)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$166,905	$39,623
Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)	1.11%	1.20	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	1.11%	1.20	%(h)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(g)	3.62%	2.93	%(h)
Ratio of net investment income to average net assets including fee waivers and reimbursements(g)	3.62%	2.93	%(h)
Portfolio turnover rate	23%	46	%(f)

(a)	Commenced operations on August 11, 2014.
(b)	Based on average shares outstanding during the period.
(c)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to realized and unrealized gains and losses on investments of the Fund.

(d)	Less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(h)	Annualized.

See Notes to Financial Statements.

106	(888) 848-7569 | www.rivernorth.com

Page Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)

Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

108	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$13.05	$12.65	$12.37	$11.18	$11.63

0.39	0.32	0.20	0.20	0.32
(1.27)	1.00	0.96	2.01	(0.45)
(0.88)	1.32	1.16	2.21	(0.13)

(0.57)	(0.24)	(0.35)	(0.50)	(0.32)
(0.86)	(0.68)	(0.53)	(0.52)	–
(1.43)	(0.92)	(0.88)	(1.02)	(0.32)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(2.31)	0.40	0.28	1.19	(0.45)
$10.74	$13.05	$12.65	$12.37	$11.18

(7.67%)	10.81%	10.08%	21.05%	(1.33%)

$538,689	$705,299	$647,365	$569,324	$488,195
1.35%	1.37%	1.35%	1.36%	1.45%
1.35%	1.37%	1.35%	1.36%	1.45%
3.16%	2.60%	1.66%	1.74%	2.57%
3.16%	2.60%	1.66%	1.74%	2.57%
23%	46%	46%	30%	38%

Annual Report | September 30, 2015	109

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.

110	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period December 30, 2010 (Inception) to September 30, 2011

$10.88	$10.62	$11.33	$10.59	$10.00

0.56	0.59	0.52	0.57	0.42
(0.55)	0.38	(0.51)	0.82	0.46
0.01	0.97	0.01	1.39	0.88

(0.52)	(0.66)	(0.63)	(0.63)	(0.30)
–	(0.05)	(0.09)	(0.02)	–
(0.52)	(0.71)	(0.72)	(0.65)	(0.30)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
(0.51)	0.26	(0.71)	0.74	0.59
$10.37	$10.88	$10.62	$11.33	$10.59

0.04%	9.38%	(0.03%)	13.56%	8.97	%(d)

$1,735,108	$1,148,744	$785,974	$878,631	$332,664
0.86%	0.91%	0.89%	0.90%	1.08	%(f)
0.86%	0.91%	0.89%	0.90%	0.95	%(f)
5.24%	5.47%	4.68%	5.20%	5.18	%(f)
5.24%	5.47%	4.68%	5.20%	5.31	%(f)
29%	56%	80%	74%	64	%(d)

Annual Report | September 30, 2015	111

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.

112	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period December 30, 2010 (Inception) to September 30, 2011

$10.89	$10.63	$11.34	$10.60	$10.00

0.54	0.57	0.49	0.54	0.40
(0.55)	0.38	(0.51)	0.82	0.46
(0.01)	0.95	(0.02)	1.36	0.86

(0.49)	(0.64)	(0.60)	(0.61)	(0.28)
–	(0.05)	(0.09)	(0.02)	–
(0.49)	(0.69)	(0.69)	(0.63)	(0.28)
0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.02
(0.50)	0.26	(0.71)	0.74	0.60
$10.39	$10.89	$10.63	$11.34	$10.60

(0.12%)	9.09%	(0.29%)	13.28%	8.88	%(d)

$233,319	$232,191	$270,560	$453,520	$141,779
1.11%	1.16%	1.14%	1.15%	1.33	%(f)
1.11%	1.16%	1.14%	1.15%	1.20	%(f)
4.97%	5.26%	4.40%	4.96%	4.99	%(f)
4.97%	5.26%	4.40%	4.96%	5.11	%(f)
29%	56%	80%	74%	64	%(d)

Annual Report | September 30, 2015	113

RiverNorth Equity Opportunity Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income/(loss)(b)
Net realized and unrealized gain/(loss) on investments(b)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(b)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(f)
Ratio of net investment income/(loss) to average net assets including fee waivers and reimbursements(f)
Portfolio turnover rate

(a)	Prior to January 1, 2014, the RiverNorth Equity Opportunity Fund was known as the RiverNorth/Manning & Napier Dividend Income Fund.
(b)	Based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.

See Notes to Financial Statements.

114	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012

$12.15	$11.68	$10.42	$10.00

(0.01)	0.17	0.22	0.02
(0.59)	1.48	1.50	0.42
(0.60)	1.65	1.72	0.44

(0.41)	(0.55)	(0.39)	(0.02)
(1.89)	(0.63)	(0.08)	–
(2.30)	(1.18)	(0.47)	(0.02)
0.00 (c)	0.00 (c)	0.01	–
(2.90)	0.47	1.26	0.42
$9.25	$12.15	$11.68	$10.42

(6.99%)	14.52%	16.99%	4.44	%(e)

$1,683	$1,925	$3,067	$1,069
2.00%	2.03%	1.98%	6.16	%(g)
1.35%	1.35%	1.35%	1.35	%(g)
(0.71%)	0.76%	1.33%	(3.92	%)(g)
(0.05%)	1.44%	1.96%	0.89	%(g)
51%	107%	100%	13	%(e)

Annual Report | September 30, 2015	115

RiverNorth Equity Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments(b)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(b)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(f)
Portfolio turnover rate

(a)	Prior to January 1, 2014, the RiverNorth Equity Opportunity Fund was known as the RiverNorth/Manning & Napier Dividend Income Fund.
(b)	Based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.

See Notes to Financial Statements.

116	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012

$12.15	$11.68	$10.42	$10.00

0.00 (c)	0.13	0.19	0.01
(0.62)	1.48	1.51	0.44
(0.62)	1.61	1.70	0.45

(0.39)	(0.52)	(0.37)	(0.03)
(1.89)	(0.62)	(0.08)	–
(2.28)	(1.14)	(0.45)	(0.03)
0.00 (c)	0.00 (c)	0.01	0.00	(c)
(2.90)	0.47	1.26	0.42
$9.25	$12.15	$11.68	$10.42

(7.20%)	14.22%	16.75%	4.46	%(e)

$5,217	$8,820	$10,923	$6,282
2.22%	2.28%	2.21%	6.21	%(g)
1.60%	1.60%	1.60%	1.60	%(g)
(0.60%)	0.41%	1.09%	(4.12	%)(g)
0.02%	1.09%	1.71%	0.49	%(g)
51%	107%	100%	13	%(e)

Annual Report | September 30, 2015	117

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013

Net asset value - beginning of period	$10.25	$9.95	$10.00
Income/(loss) from investment operations:
Net investment income(a)	0.43	0.47	0.22
Net realized and unrealized gain/(loss) on investments(a)	(0.77)	0.33	(0.07)
Total income/(loss) from investment operations	(0.34)	0.80	0.15

Less distributions:
From net investment income	(0.53)	(0.50)	(0.20)
From net realized gain on investments	(0.20)	–	–
Total distributions	(0.73)	(0.50)	(0.20)
Paid-in capital from redemption fees(a)	0.00 (b)	0.00 (b)	0.00	(b)
Net increase/(decrease) in net asset value	(1.07)	0.30	(0.05)
Net asset value - end of period	$9.18	$10.25	$9.95

Total Return(c)	(3.50%)	8.16%	1.52	%(d)

See Notes to Financial Statements.

118	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
Supplemental Data:
Net assets, end of period (in thousands)	$88,360		$69,473	$25,472
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.36	%(f)	1.39%	1.58	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.36	%(f)	1.35%	1.35	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.40	%(f)	4.45%	2.65	%(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.40	%(f)	4.49%	2.88	%(g)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.35	%(f)	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.35	%(f)	N/A	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.41	%(f)	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.41	%(f)	N/A	N/A
Portfolio turnover rate	70%		91%	117	%(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	The portion of the ratios attributable to recoupments is 0.06%.
(g)	Annualized.

Annual Report | September 30, 2015	119

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013

Net asset value - beginning of period	$10.24	$9.95	$10.00
Income/(loss) from investment operations:
Net investment income(a)	0.41	0.46	0.21
Net realized and unrealized gain/(loss) on investments(a)	(0.77)	0.31	(0.07)
Total income/(loss) from investment operations	(0.36)	0.77	0.14

Less distributions:
From net investment income	(0.51)	(0.48)	(0.19)
From net realized gain on investments	(0.20)	–	–
Total distributions	(0.71)	(0.48)	(0.19)
Paid-in capital from redemption fees(a)	0.00 (b)	0.00 (b)	0.00	(b)
Net increase/(decrease) in net asset value	(1.07)	0.29	(0.05)
Net asset value - end of period	$9.17	$10.24	$9.95

Total Return(c)	(3.76%)	7.78%	1.38	%(d)

120	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
Supplemental Data:
Net assets, end of period (in thousands)	$10,368		$16,163	$22,115
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.61	%(f)	1.63%	1.80	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.61	%(f)	1.60%	1.60	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.14	%(f)	4.40%	2.60	%(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.14	%(f)	4.43%	2.80	%(g)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.60	%(f)	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60	%(f)	N/A	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.15	%(f)	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.15	%(f)	N/A	N/A
Portfolio turnover rate	70%		91%	117	%(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	The portion of the ratios attributable to recoupments is 0.05%.
(g)	Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	121

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

The RiverNorth Funds (the "Trust" or "Funds") was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the "Trust Agreement"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust Agreement permits the Board of Trustees (the "Board' or "Trustees") to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Funds are considered investment companies for financial reporting purposes under generally accepted accounting principles in the United States of America ("GAAP").

The RiverNorth Core Opportunity Fund (the "Core Opportunity Fund") was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (the "Adviser"). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the "Strategic Income Fund") is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth Capital Management, LLC. The Strategic Income Fund's sub-adviser is DoubleLine Capital, LP ("DoubleLine"). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth Equity Opportunity Fund (the "Equity Opportunity Fund") is a diversified series of the Trust and commenced investment operations on July 18, 2012. The Equity Opportunity Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Equity Opportunity Fund is RiverNorth Capital Management, LLC. The investment objective of the Equity Opportunity Fund is overall total return consisting of long-term capital appreciation and income. Prior to January 1, 2014 the name of the Equity Opportunity Fund was the RiverNorth/Manning & Napier Dividend Income Fund and the sub-adviser was Manning & Napier, Advisors, LLC.  On January 28, 2014 the strategy of the RiverNorth Equity Opportunity Fund changed to permit the RiverNorth Equity Opportunity Fund to gain exposure to the equity markets through exchange‐traded funds rather than individual dividend‐paying stocks.

The RiverNorth/Oaktree High Income Fund (the "High Income Fund") is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth Capital Management, LLC. The High Income Fund's sub-adviser is Oaktree Capital Management, L.P. ("Oaktree Capital," and with DoubleLine, each a "Sub-Adviser" or collectively, the "Sub-Advisers").  The investment objective of the High Income Fund is overall total return consisting of long-term capital appreciation and income.

122	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange ("NYSE") on September 30, 2015.

Security Valuation:  The Funds' assets and other financial instruments are generally valued at their market value using market quotations.  If a market value quotation is unavailable a security may be valued at its estimated fair value as described in note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments' taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Annual Report | September 30, 2015	123

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

Share Valuation: The net asset value (the "NAV") is generally calculated as of the close of trading on the New York Stock Exchange ("the Exchange") (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund's or class' assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended September 30, 2015, the Core Opportunity Fund, Strategic Income Fund, Equity Opportunity Fund and High Income Fund received redemption fees of $50,898, $132,128, $1,284 and $3,205, respectively.

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets.

Federal Income Taxes:  The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

124	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

•
Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or  indirectly) for substantially the full term of the asset or liability; and

•
Level 3 – Significant unobservable prices or inputs (including the Funds' own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, closed-end funds, exchange-traded funds, preferred stocks, business development companies, exchange-traded notes, and business development company senior notes are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Annual Report | September 30, 2015	125

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

Investments in mutual funds, including money market mutual funds and open-end mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign and U.S. government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, bank loans, collateralized loan obligations, contingent convertible securities, municipal bonds, and high yield debt, as well as non-exchange traded derivatives, including forward foreign currency contracts and total return swaps, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Total Return swaps are valued based on a formula of the underlying asset's nightly value, the Overnight London‐Interbank Offered Rate ("USD‐LIBOR") and an annual fee or various agreed upon inputs. Foreign Currency positions, including forward currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds' good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser's, a Sub-Adviser's, or the valuation committee's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds' NAV calculation that may affect a security's value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Funds invest in default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger good faith pricing than other securities.

126	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

The following is a summary of the inputs used at September 30, 2015 in valuing the Funds' assets and liabilities:

Core Opportunity Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$514,104,486	$–	$–	$514,104,486
Business Development Companies	24,715,301	–	–	24,715,301
Common Stocks	798,474	–	–	798,474
Exchange-Traded Funds	123,745,646	–	–	123,745,646
Exchange-Traded Notes	14,492,072	–	–	14,492,072
Preferred Stocks	1,613,959	–	–	1,613,959
Short-Term Investments	23,992,181	–	–	23,992,181
Total	$703,462,119	$–	$–	$703,462,119

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts	$–	$12,046	$–	$12,046
Total	$–	$12,046	$–	$12,046

Annual Report | September 30, 2015	127

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

Strategic Income Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$606,125,177	$–	$–	$606,125,177
Business Development Companies	27,650,669	–	–	27,650,669
Common Stocks	1,788,263	–	–	1,788,263
Exchange-Traded Funds	13,689,858	–	–	13,689,858
Exchange-Traded Notes	5,907,456	–	–	5,907,456
Open-End Funds	23,874,335	–	–	23,874,335
Preferred Stocks	23,505,868	–	–	23,505,868
Business Development Company Senior Notes	24,998,391	–	–	24,998,391
Foreign Corporate Bonds	–	47,605,177	–	47,605,177
U.S. Corporate Bonds	–	69,473,277	–	69,473,277
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	2,794,240	–	2,794,240
Collateralized Loan Obligations	–	15,807,844	–	15,807,844
Contingent Convertible Securities	–	1,027,733	–	1,027,733
Non-Agency Collateralized Mortgage Obligations	–	437,964,055	–	437,964,055
U.S. Government Bonds and Notes	–	63,683,634	–	63,683,634
Municipal Bonds	–	29,776,103	–	29,776,103
U.S. Government / Agency Mortgage Backed Securities	–	223,638,886	–	223,638,886
Short-Term Investments	344,865,632	–	–	344,865,632
Total	$1,072,405,649	$891,770,949	$–	$1,964,176,598

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Liabilities
Total Return Swap Contracts	$–	$(184,084)	$–	$(184,084)
Total	$–	$(184,084)	$–	$(184,084)

128	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

Equity Opportunity Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$6,254,398	$–	$–	$6,254,398
Exchange-Traded Funds	426,569	–	–	426,569
Short-Term Investments	37,195	–	–	37,195
Total	$6,718,162	$–	$–	$6,718,162

High Income Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Business Development Companies	$609,076	$–	$–	$609,076
Closed-End Funds	29,562,079	–	–	29,562,079
Preferred Stocks	407,929	–	–	407,929
Bank Loans
Italy	–	–	313,737	313,737
United States	–	18,618,663	185,620	18,804,283
Other	–	8,795,114	–	8,795,114
High Yield Debt	–	34,417,787	–	34,417,787
Short-Term Investments	5,557,754	–	–	5,557,754
Total	$36,136,838	$61,831,564	$499,357	$98,467,759

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$22,411	$–	$22,411
Liabilities
Forward Foreign Currency Contracts	–	(58,203)	–	(58,203)
Total	$–	$(35,792)	$–	$(35,792)

*	Refer to each Fund's Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments.

Annual Report | September 30, 2015	129

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of September 30, 2014	Accrued discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of September 30, 2015	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at September 30, 2015
High Income Fund
Bank Loans	$130,293	$36	$–	$254	$(545)	$186,671	$(131,089)	$313,737	$–	$499,357	$(88,546)
Total	$130,293	$36	$–	$254	$(545)	$186,671	$(131,089)	$313,737	$–	$499,357	$(88,546)

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2015:

Quantitative Information about Level 3 Fair Value Measurements

High Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)
Bank Loans	$499,357	Third-Party Vendor Pricing Service	Vendor Quote

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Vendor Quote	Increase	Decrease

It is the Funds' policy to recognize transfers into and out of all levels at the end of the reporting period.

Transfer of securities from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities.

There were no transfers into and out of Levels 1 and 2 during the current period presented.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds' use of derivative instruments.  The Funds' investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as total return swap contracts and forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

130	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.  Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds' performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2015, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked‐to‐market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Annual Report | September 30, 2015	131

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Total Return Swaps

Certain Funds may enter into total return swaps. During the year ended September 30, 2015, the Core Opportunity Fund and the Strategic Income Fund invested in total return swaps. Total return swaps are agreements that provide the Funds with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash at the end of each month or if the cumulative amount owed to either party was greater than or equal to $250,000. Effective January 29, 2015, if the cumulative amount owed to either party is greater than or equal to $400,000 it is settled in cash.  The fee paid by the Funds will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Funds would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. The Funds may use their own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on the Funds' overall return) by replacing it with the impact of market exposure based upon the Funds' own investment holdings. The Funds record fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. Net amounts received or paid on the swap contracts are recorded as realized gains or losses.  The Funds value the total return swaps in which it enters based on a formula of the underlying asset's nightly value, the Overnight London-Interbank Offered Rate ("USD-LIBOR") and an annual fee or various agreed upon inputs. These securities will be categorized as Level 2 securities. The Core Opportunity Fund and the Strategic Income Fund have agreements with ReFlow Fund, LLC to receive the total return of the Funds, based on its daily change in NAV less USD-LIBOR plus an annualized spread of 1.75% and 1.50%, respectively. The agreements terminate December 16, 2015.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

As required by the swap agreement, the Core Opportunity Fund and the Strategic Income Fund segregate sufficient assets as collateral to satisfy the current obligations with respect to total return swaps, and this is reflected as Cash segregated at Custodian for total return swap contracts on each Fund's respective Statement of Assets and Liabilities.

See Notes to Financial Statements.

132	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

At September 30, 2015, the receivable for the open swap agreement in the Core Opportunity Funds was $12,046 and the payable for the open swap agreement in the Strategic Income Fund was $184,084. In accordance with the swap contract, the Core Opportunity Fund and the Strategic Income Fund have the ability to adjust the notional amount on a daily basis. For the year ended September 30, 2015, the change in notional amount of the swap positions in the Core Opportunity Fund and the Strategic Income Fund is summarized below:

	Core Opportunity Fund	Strategic Income Fund
Beginning of Period	$0	$0
Increases	100,000,000	50,000,000
Decreases	(75,000,000)	(20,000,000)
End of Period	$25,000,000	$30,000,000

The effect of derivatives instruments on each Fund's Statement of Assets and Liabilities as of September 30, 2015:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Core Opportunity Fund	Equity Contracts (Total return swap contracts)	Unrealized appreciation on total return swap contracts	$12,046
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$22,411

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Strategic Income Fund	Equity Contracts (Total return swap contracts)	Unrealized depreciation on total return swap contracts	$(184,084)
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized depreciation on forward foreign currency contracts	$(58,203)

Annual Report | September 30, 2015	133

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended September 30, 2015:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Core Opportunity Fund	Equity Contracts (Total return swap contracts)	Net realized gain/(loss) on Total return swap contracts/ Net change in unrealized appreciation/(depreciation) on Total return swap contracts	$(724,458)	$12,046
Strategic Income Fund	Equity Contracts (Total return swap contracts)	Net realized gain/(loss) on Total return swap contracts/ Net change in unrealized depreciation on Total return swap contracts	$(179,277)	$(184,084)
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized gain/(loss) Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts/ Net change in unrealized depreciation on Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	$1,932,389	$(416,765)

The forward currency contracts and total return swap contracts average notional amount during the year ended September 30, 2015 is noted below.

Fund	Average Notional Amount of Total Return Swap Contracts*
Core Opportunity Fund	$34,700,000
Strategic Income Fund	$41,000,000

*	For the period in which the total return swap was held.

Fund	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$15,201,280

134	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.  These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2015.

Offsetting of Derivatives Asset

September 30, 2015

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset (a)	Cash Collateral Received(a)	Net Amount
Core Opportunity Fund
Total Return Swap
Contracts	$12,046	$–	$12,046	$–	$–	$12,046
Total	$12,046	$–	$12,046	$–	$–	$12,046

High Income Fund
Forward Foreign
Currency
Contracts	$22,411	$–	$22,411	$(22,411)	$–	$–
Total	$22,411	$–	$22,411	$(22,411)	$–	$–

Annual Report | September 30, 2015	135

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

Offsetting of Derivatives Liability

September 30, 2015

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset (a)	Cash Collateral Pledged(a)	Net Amount
Strategic Income Fund
Total Return Swap
Contracts	$184,084	$–	$184,084	$–	$(184,084)	$–
Total	$184,084	$–	$184,084	$–	$(184,084)	$–

High Income Fund
Forward Foreign
Currency
Contracts	$58,203	$–	$58,203	$(22,411)	$(35,792)	$–
Total	$58,203	$–	$58,203	$(22,411)	$(35,792)	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. LOAN PARTICIPATIONS AND ASSIGNMENTS

The High Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The High Income Fund will normally invest in corporate debt issuers in North America and Europe. The High Income Fund investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The High Income Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The High Income Fund will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the High Income Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the High Income Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The High Income Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the High Income Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The High Income Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the High Income Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. At September 30, 2015, the High Income Fund had $2,520,346 in unsettled domestic and foreign loan commitments.

136	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

6. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as the investment adviser to the Funds.  Under the terms of the management agreement (the "Agreement"), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds' investment objectives and policies.  As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

The Chief Compliance Officer of the Funds is an affiliate of the Funds.

The following table reflects the Funds' contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
Equity Opportunity Fund	1.00%
High Income Fund	1.00%

The Adviser has contractually agreed to defer the collection of the Funds' management fees and/or reimburse expenses, but only to the extent necessary to limit net annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Funds' invest; and extraordinary expenses), as a percentage of the average daily net assets of the Funds. Each deferral of fees or reimbursements of expenses by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the below expense limitations and the repayment is approved by the Board.

Fund	Class I	Class R	Expiration of Expense Limitation Agreement
Core Opportunity Fund	1.35%	1.60%	January 31, 2016
Strategic Income Fund	0.95%	1.20%	January 31, 2016
Equity Opportunity Fund	1.35%	1.60%	January 31, 2016
High Income Fund	1.35%	1.60%	January 31, 2016

Annual Report | September 30, 2015	137

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

As of the year ended September 30, 2015, reimbursed expenses for each Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2016	2017	2018
Fund/Class
Core Opportunity Fund
Class I	N/A	N/A	N/A
Class R	N/A	N/A	N/A

Strategic Income Fund
Class I	N/A	N/A	N/A
Class R	N/A	N/A	N/A

Equity Opportunity Fund
Class I	$19,714	$17,095	$12,743
Class R	65,892	65,618	49,847
Total	$85,606	$82,713	$62,590

High Income Fund
Class I	N/A	$2,451	N/A
Class R	$12,668	7,302	N/A
Total	$12,668	$9,753	N/A

For the year ended September 30, 2015, the High Income Fund repaid previously waived fees of $43,973 in Class I and $7,343 in Class R.

Additionally, the Adviser opted to forgo $78,049 in management fees in the Strategic Income Fund related to the Fund's investment in an affiliate fund, the High Income Fund.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of the Trust, provide or arrange to be provided to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund's investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

ALPS Fund Services, Inc. ("ALPS") provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer, dividend paying and shareholder servicing agent for the Funds ("Transfer Agent").

State Street Bank & Trust, Co. serves as the Funds' custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan").  The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds.  The amount payable annually by the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, the Class R Shares of the Equity Opportunity Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets.  Under the Plan the Trust may engage in any activities related to the distribution of Fund shares.  The expenses of the Funds' Plan are reflected as 12b-1 fees in the Statement of Operations.

See Notes to Financial Statements.

138	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc ("the Distributor") to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Adviser received no salary or fees from the Trust. Each Trustee who is not an "interested person" received a fee of $36,000 per year. The audit committee chairman received an additional $1,000 per year. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

Certain Trustees and Officers of the Trust are also officers of the Adviser, the Distributor or the Administrator.

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2015, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund*	$37,547,641	$2,424,932	$47,553,113	$–	$87,525,686
Strategic Income Fund*	87,553,232	–	–	–	87,553,232
Equity Opportunity Fund*	363,478	–	1,715,207	–	2,078,685
High Income Fund*	6,000,750	–	178,794	–	6,179,544

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2014, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund*	$9,263,037	$66,973	$35,460,760	$–	$44,790,770
Strategic Income Fund*	67,984,676	–	4,321,081	–	72,305,757
Equity Opportunity Fund*	922,410	–	282,200	–	1,204,610
High Income Fund*	3,553,781	–	–	–	3,553,781

Annual Report | September 30, 2015	139

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

*
Classification of Distributions: Net investment income and net realized gain may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2015, certain differences were reclassified. These differences were primarily due to book/tax distribution differences and to the different tax treatment of certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Core Opportunity Fund	$–	$(724,458)	$724,458
Strategic Income Fund	(1)	4,828,392	(4,828,391)
Equity Opportunity Fund	–	52,805	(52,805)
High Income Fund	–	1,244,609	(1,244,609)

At September 30, 2015, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$5,232,817	$21,708,250	$(44,024,257)	$(12,046)	$(17,095,236)
Strategic Income Fund	11,808,409	(7,865,431)	(94,305,727)	148,597	(90,214,152)
Equity Opportunity Fund	–	398,124	(557,974)	–	(159,850)
High Income Fund	768,488	(803,818)	(9,213,383)	35,793	(9,212,920)

Capital Losses: As of September 30, 2015 the following Funds had capital loss carryforwards which may reduce the applicable Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely.

Capital losses carried forwards were as follows:

Fund	Short-Term	Long-Term
Strategic Income Fund	$7,865,431	$–
High Income Fund	30,135	–

140	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

The High Income Fund has elected to defer to the year ending September 30, 2016, capital losses recognized during the period November 1, 2014 to September 30, 2015, in the amount of $773,683.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2015, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) on Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$47,167,014	$(91,203,317)	$12,046	$(44,024,257)	$747,498,422
Strategic Income Fund*	51,974,935	(146,096,579)	(184,083)	(94,305,727)	2,058,298,242
Equity Opportunity Fund*	126,295	(684,269)	–	(557,974)	7,276,136
High Income Fund*	227,437	(9,402,280)	(38,540)	(9,213,383)	107,642,602

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to PFIC's, wash sales and tax treatment of certain other investments.

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended September 30, 2015, excluding U.S. Government Obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$305,141,221	$161,295,264
Strategic Income Fund	873,698,704	268,769,532
Equity Opportunity Fund	4,885,676	7,716,209
High Income Fund	79,147,350	58,172,887

Investment Transactions in U.S. Government Obligations for the year ended September 30, 2015 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Strategic Income Fund	$156,577,279	$133,617,788

Annual Report | September 30, 2015	141

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

9. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, shares and value of investment in affiliated companies for the year ended September 30, 2015 were as follows:

Strategic Income Fund

Security Name	Share Balance at October 1, 2014	Purchases	Sales	Share Balance at September 30, 2015	Dividends	Realized Gains/ (Losses)	Market Value September 30, 2015
RiverNorth/ Oaktree High Income Fund, Class I	–	2,600,690	–	2,600,690	$600,467	$–	$23,874,335
					$600,467	$–	$23,874,335

Core Opportunity Fund

Security Name	Share Balance at October 1, 2014	Purchases	Sales	Share Balance at September 30, 2015	Dividends	Realized Gains/ (Losses)	Market Value September 30, 2015
Clough Global Opportunities Fund	1,510,478	1,352,964	–	2,863,442	$2,448,906	$–	$30,638,829
					$2,448,906	$–	$30,638,829

The Strategic Income Fund and the High Income Fund engaged in a cross trade with each other during the year ended September 30, 2015 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board of Trustees reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds' procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund. The Strategic Income Fund purchased a security from the High Income Fund in the amount of $967,996, resulting in a realized loss of $26,061 in the High Income Fund.

142	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

10. REVOLVING LINE OF CREDIT

On April 8, 2014, the Funds entered into a $100,000,000 unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. The Revolving Credit Agreement was amended on April 17, 2015. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the One-Month LIBOR Rate in effect on the day the loan is made plus 1.25%, whichever is greater. From October 1, 2014 through April 16, 2015, the Funds paid a facility fee on unloaned balances equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.10%. Effective with the amendment to the agreement the rate of the facility fee changed to 0.15%. The Revolving Credit Agreement expires on April 5, 2016. For the period of December 16, 2014 through January 14, 2015 the High Income Fund borrowed an average daily amount of $9,500,000 (maximum daily borrowed amount) at an average annual rate of 1.42%. The average daily amount borrowed by the High Income Fund for the year ended September 30, 2015 was $26,027. For the year ended September 30, 2015, no other Funds borrowed money under the Agreement.

11. BENEFICIAL OWNERSHIP

On September 30, 2015, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2015, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund - Class I	BMO Harris Bank	44.11%
Core Opportunity Fund - Class I	Charles Schwab & Company, Inc.	32.01%
Core Opportunity Fund - Class R	National Financial Services Corp	73.01%
Strategic Income Fund - Class R	Charles Schwab & Company, Inc.	36.60%
Equity Opportunity Fund - Class I	National Financial Services Corp	41.75%
Equity Opportunity Fund - Class I	TD Ameritrade, Inc.	26.17%
Equity Opportunity Fund - Class R	National Financial Services Corp	26.95%
Equity Opportunity Fund - Class R	TD Ameritrade, Inc.	27.57%
Equity Opportunity Fund - Class R	Charles Schwab & Company, Inc.	25.05%
High Income Fund - Class I	RiverNorth/DoubleLine Strategic Income Fund	27.14%
High Income Fund - Class R	Charles Schwab & Company, Inc.	50.87%
High Income Fund - Class R	TD Ameritrade, Inc.	28.15%

12. INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2015	143

RiverNorth Funds	Notes to Financial Statements

September 30, 2015

13. LIQUIDATION OF THE MANAGED VOLATILITY FUND

On August 7, 2015, the RiverNorth Managed Volatility Fund was liquidated and the remaining assets were distributed to shareholders. There was no distribution of income or capital gains for tax purposes.

14. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent)." This is an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient.

ASU 2015-17 is effective for annual reporting periods beginning on or after December 15, 2015, and interim periods within those annual periods, with retrspective application for all periods presented. Management does not believe the adoption of ASU 2015-07 will have a material effect on the financial statements or disclosures of the Funds.

15. SUBSEQUENT EVENTS

Trustee Compensation: Effective October 1, 2015, each Trustee who is not an "interested person" of the Trust will also receive $1,500 per meeting in addition to the fees discussed in note 6.

Strategic Income Fund Soft Close: Effective after November 13, 2015, the Strategic Income Fund was closed to new investors.

144	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Report of Independent Registered Public Accounting Firm

September 30, 2015

To the Shareholders and Board of Trustees of RiverNorth Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/Oaktree High Income Fund (the "Funds") as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverNorth Funds as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 24, 2015

Annual Report | September 30, 2015	145

RiverNorth Funds	Additional Information

September 30, 2015 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds' first Form N-Q was filed with the SEC on February 26, 2007. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-888-848-7569.

TAX INFORMATION

The RiverNorth Core Opportunity Fund designates the following for federal income tax purposes for the year ended September 30, 2015:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Core Opportunity Fund	$157,033	$2,022,746

Tax-Exempt Percentage
RiverNorth Core Opportunity Fund	6.77%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2014, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Core Opportunity Fund	-	28.52%
RiverNorth DoubleLine Strategic Income Fund	-	1.87%
RiverNorth Equity Opportunity Fund	0.06%	23.38%
RiverNorth/Oaktree High Income Fund	-	0.68%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2014 via Form 1099. The Funds will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Core Opportunity Fund, RiverNorth Equity Opportunity Fund, and RiverNorth Equity Opportunity Fund designated $47,553,113, $1,715,207, and $178,794 respectively, as long-term capital gain dividends.

146	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2015 (Unaudited)

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Funds.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012); Senior Vice President, General Counsel and Chief Compliance Officer, Transamerica Asset Management (2004 to 2006)	4	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).	4	N/A
John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013); Business Development Director, First Allied Securities (a broker-dealer) (2005 to 2007).	4	Independent Director, Chairman of the Board of Directors, Utopia Funds (4 funds) (2005 to 2009).

Annual Report | September 30, 2015	147

RiverNorth Funds	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	4
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to present). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Director, 3iPLC (a private equity firm) (2001 to 2008). Director, Continental (automotive electronics and tires) (1999 to 2009). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

(1)	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, and the RiverNorth/Oaktree High Income Fund.

148	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2015 (Unaudited)

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEE AND OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley3, Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	4
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012); Utopia Funds, Chief Compliance Officer (2007 to 2009), Treasurer and Chief Financial Officer (2005 to 2009); FIM Group, Director of Mutual Funds (2004 to 2009).
NA
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer	Indefinite/ May 2012 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (2007 to 2012)	NA	NA

Annual Report | September 30, 2015	149

RiverNorth Funds	Trustees and Officers

September 30, 2015 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Valerie L. Ruppel Y.O.B. 1976 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/ May 2015 to Present	Ms. Ruppel, Vice President & Senior Counsel for ALPS Fund Services, Inc., joined ALPS in 2014. Before joining ALPS, Ms. Ruppel served as Counsel at Great-West Financial from 2009 to 2014.	NA	NA
Jennifer A. Craig(4) Y.O.B. 1973 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ November 2015 to present	Assistant Vice President and Paralegal Manager (2007- Present)	NA	NA
Gina Meyer Y.O.B. 1980 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite August 2013 to present	Fund Controller, ALPS Fund Services (2012 to present); Fund Accounting Manager, Jackson National Asset Management (2008 to 2012).	NA	NA

(1)	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, and the RiverNorth/Oaktree High Income Fund.
(3)
Patrick W. Galley is considered an "Interested" Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

(4)	The Board approved Jen Craig as Assistant Secretary of the Funds at the regular meeting held on November 18, 2015.

150	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds
RiverNorth Core Opportunity Fund
RiverNorth/DoubleLine Strategic Income Fund
RiverNorth Equity Opportunity Fund
RiverNorth/Oaktree High Income Fund

Board of Trustees
Patrick W. Galley, CFA, Chairman
James G. Kelley
John S. Oakes
Fred G. Steingraber
John K.  Carter

Investment Adviser
RiverNorth Capital Management, LLC

Sub Advisers
 DoubleLine Capital LP
Oaktree Capital Management, L.P.

Transfer Agent, Administrator and
Dividend Disbursing Agent
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Custodian
State Street Global Services

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and
(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year	Audit Fees
	FY 2015	$71,500
	FY 2014	$78,500

(b)	Audit-Related Fees
	Fiscal Year	Registrant
	FY 2015	$0
	FY 2014	$0

(c)	Tax Fees
	Fiscal Year	Registrant
	FY 2015	$20,000
	FY 2014	$20,000
	Nature of the Tax Fees: prepare tax returns

(d)	All Other Fees
	Fiscal Year	Registrant
	FY 2015	$4,500
	FY 2014	$6,900
	Nature of the fees: cursory review of Semi-Annual Shareholder report and post-effective amendment consents..

(e)
(1) Audit Committee's Pre-Approval Policies
The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)	During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2015	$24,500	$0
FY 2014	$26,900	$0

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	NOT APPLICABLE.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)
There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant:  RiverNorth Funds
By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	December 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	December 10, 2015

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	December 10, 2015